Redacted portions have been marked with asterisks (****). Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT

                                                                 EXHIBIT 10.23



                                                                  EXECUTION COPY



This instrument prepared by:

Charles E. Hord, III, Esq.
Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, New York 10112




                           AMENDED AND RESTATED LEASE


               ---------------------------------------------------


                                     between

               STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                             NATIONAL ASSOCIATION,
                         not in its individual capacity
                             but solely as trustee,

                                                                       as Lessor

                                       and

                          WILLIAMS COMMUNICATIONS, INC.

                                                                       as Lessee





                         Dated: As of September 2, 1998



THIS AMENDED AND RESTATED LEASE HAS BEEN MANUALLY EXECUTED IN COUNTERPARTS NUMBERED CONSECUTIVELY FROM l TO 4. TO THE EXTENT, IF ANY, THAT THIS AMENDED AND RESTATED LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AMENDED AND RESTATED LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OF THIS AMENDED AND RESTATED LEASE OTHER THAN COUNTERPART NO. 1.

                        This is Counterpart No.
                                                -----

                                TABLE OF CONTENTS
                            (Not a part of the Lease)


                                                                                                                Page

ARTICLE I  DEFINITIONS; RULES OF CONSTRUCTION.....................................................................1

         Section 1.01  Definitions ...............................................................................1

         Section 1.02  Computation of Time Periods................................................................1

         Section 1.03  Accounting Terms...........................................................................1

         Section 1.04  Use of Certain Terms.......................................................................1

         Section 1.05  Headings and References....................................................................2

ARTICLE II  THE PROPERTY..........................................................................................2

         Section 2.01  Lease of the Property......................................................................2

         Section 2.02  Use of Property............................................................................3

         Section 2.03  Quiet Enjoyment............................................................................4

         Section 2.04  Lease Schedules............................................................................5

ARTICLE III  TERM.................................................................................................5

         Section 3.01  Base Term..................................................................................5

         Section 3.02  Extended Term..............................................................................5

         Section 3.03  Lessee's Options Upon Expiration...........................................................7

         Section 3.04  Property Sold..............................................................................8

         Section 3.05  Non-Terminability..........................................................................8

ARTICLE IV  RENT..................................................................................................9

         Section 4.01  Fixed Rent.................................................................................9

         Section 4.02  Additional Rent...........................................................................10

         Section 4.03  Default Rate..............................................................................10

         Section 4.04  Rent Payments.............................................................................10

         Section 4.05  Other Payments............................................................................10

ARTICLE V  SALES AND OTHER DISPOSITIONS OF PROPERTY..............................................................11

         Section 5.01  Optional Purchase by Lessee of All Property...............................................11

         Section 5.02  Optional Purchase by Lessee of Items of Property..........................................11

         Section 5.03  Mandatory Purchase by the Lessee of all Property..........................................12

         Section 5.04  Purchase Procedures.......................................................................12

         Section 5.05  Exchanges and Substitutions of Items of Property..........................................14

         Section 5.06  Alterations; Removal......................................................................16

         Section 5.07  Subletting................................................................................17

         Section 5.08  Redeployment of the Property..............................................................18

         Section 5.09  Effect of Disposition.....................................................................24

ARTICLE VI  CERTAIN COVENANTS OF THE LESSEE......................................................................24

         Section 6.01  Taxes and Assessments.....................................................................24

         Section 6.02  Compliance with Laws......................................................................26

         Section 6.03  Certain Agreements........................................................................26

         Section 6.04  Liens.....................................................................................26

         Section 6.05  Insurance.................................................................................27

         Section 6.06  Maintenance and Repair....................................................................30

         Section 6.07  Inspection Rights.........................................................................32

         Section 6.08  Assignments, Etc..........................................................................32

         Section 6.09  Location..................................................................................32

ARTICLE VII  CONDEMNATION AND CASUALTY...........................................................................33

         Section 7.01  Condemnation and Casualty.................................................................33

         Section 7.02  Condemnation or Casualty with Termination.................................................34

         Section 7.03  Condemnation or Casualty Without Termination..............................................34

         Section 7.04  Temporary Condemnation of Lease Termination...............................................36

ARTICLE VIII  ENVIRONMENTAL MATTERS..............................................................................36

         Section 8.01  Environmental Event.......................................................................36

         Section 8.02  Environmental Trigger Termination.........................................................36

         Section 8.03  Environmental Remediation.................................................................37

         Section 8.04  Environmental Compliance..................................................................37

ARTICLE IX  REMEDIES.............................................................................................37

         Section 9.01  General Remedies..........................................................................37

         Section 9.02  Default Remedies..........................................................................38

         Section 9.03  Lessee Default Repurchase Option..........................................................40

         Section 9.04  Payment on Default........................................................................40

         Section 9.05  Additional Rights.........................................................................41

ARTICLE X  SURRENDER.............................................................................................42

         Section 10.01  Return of Property.......................................................................42

         Section 10.02  No Liens.................................................................................43

         Section 10.03  Environmental Compliance.................................................................43

         Section 10.04  Removal of Other Property................................................................43

         Section 10.05  Return Conditions........................................................................44

         Section 10.06  Survival.................................................................................49

ARTICLE XI  SECURITY.............................................................................................49

         Section 11.01  Characterization.........................................................................49

         Section 11.02  Mortgage.................................................................................50

         Section 11.03  Security Agreement.......................................................................53

ARTICLE XII  MISCELLANEOUS.......................................................................................54

         Section 12.01  Notices, Demands and Other Instruments...................................................54

         Section 12.02  No Default Certificate...................................................................54

         Section 12.03  Severability.............................................................................54

         Section 12.04  Binding Effect...........................................................................54

         Section 12.05  Governing Law............................................................................55

         Section 12.06  Counterparts.............................................................................55

         Section 12.07  No Recourse..............................................................................55

         Section 12.08  Lessor's Right to Cure Lessee's Default..................................................55

         Section 12.09  Lessee's Right to Contest Property Taxes.................................................56

         Section 12.10  Limitations on Amounts Payable...........................................................56

         Section 12.11  Payments to the Agent....................................................................56

         Section 12.12  Remaining Moneys.........................................................................56

         Section 12.13  Waiver of Trial by Jury..................................................................57

         Section 12.14  Exculpation of Lessor....................................................................57

         Section 12.15  Prior Lease..............................................................................57



Schedule 1 - Fixed Rent and Additional Rent

Schedule 2.02(b) - Supplemental Use Restrictions

Schedule 5 - Form of IRU Agreement

Schedule 6.05(i) - All-Risk Property Insurance Exclusions

Schedule 6.05(ii) - General Liability Insurance Exclusions

Schedule 11.02(b) - Supplemental Mortgage Provisions

Schedule 11.03(c) - Supplemental Security Provisions

Schedule 12.15 - Acquisition Cost, Original Capitalized Cost and
                   Adjusted Capitalized Cost of Certain Property
                   Subject to Prior Lease

Exhibit A -  Certificate of Acceptance

Exhibit B -  Testing Procedures

                AMENDED AND RESTATED LEASE dated as of September 2, 1998 (this "Lease") between STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the Declaration, having an address at 225 Asylum Street, Goodwin Square, Hartford, Connecticut 06103, Attention: Corporate/Muni Administration (the "Lessor") and WILLIAMS COMMUNICATIONS, INC., a Delaware corporation having an address at One Williams Center, Tulsa, Oklahoma 74172 (the "Lessee").


                              PRELIMINARY STATEMENT

                  The Lessee and the Lessor desire to enter into this Lease for certain Network Assets (as defined below) (i) to amend and restate, as set forth herein, the Lease dated as of May 6, 1998 between the Lessor and the Lessee, as amended, by the First Amendment (as amended, the "Prior Lease") and (ii) in connection with the transactions referred to in the Amended and Restated Participation Agreement dated as of September 2, 1998 by and among the Lessee, the Lessor, as Trustee, the Persons named therein as Note Holders, Certificate Holders and APA Purchasers, State Street Bank and Trust Company, as the Collateral Agent, and Citibank, N.A., as the Agent, (as it may be amended, modified, restated or supplemented from time to time in accordance with the terms thereof, the "Participation Agreement").

                  The parties, therefore, hereby agree as follows:



                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

                  Section 1.01 Definitions. As used in this Agreement, terms defined in the preceding paragraphs or in other sections of this Lease shall have the meanings specified therein, the terms defined in Appendix A to the Participation Agreement, and not otherwise defined herein, shall have the meanings set forth therein.

                  Section 1.02 Computation of Time Periods. In this Lease in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" means "to but excluding."

                  Section 1.03 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP applied consistently.

                  Section 1.04 Use of Certain Terms. Unless the context of this Lease requires otherwise, the plural includes the singular, the singular includes the plural, the part includes the whole, and "including" has the inclusive meaning of "including without limitation." The words "hereof," "herein," "hereby," "hereunder," and other similar terms of this Lease refer to this Lease as a whole and not exclusively to any particular provision of this Lease. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the person or persons may require.

                  Section 1.05 Headings and References. Section and other headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Lease. Unless otherwise provided, references to Articles, Sections, Schedules, and Exhibits shall be deemed references to Articles, Sections, Schedules, and Exhibits of this Lease. References to this Lease (and to any Articles, Sections, Schedules and Exhibits to this Lease) include this Lease (and any Articles, Sections, Schedules and Exhibits to this Lease) as the same may be modified, amended, restated or supplemented from time to time pursuant to the provisions hereof. A reference to any law shall mean that law as it may be amended, modified or supplemented from time to time, and any successor law and to any applicable rules, regulations or orders as in effect from time to time. A reference to a Person includes the successors and assigns of such Person, except to the extent that this Lease, any other Operative Document or any Securitization Document may restrict assignment or rights of assignees. A reference in this Lease to any other Operative Document or Securitization Document shall be deemed a reference to that Operative Document or Securitization Document as it may be amended, modified or supplemented from time to time.


                                   ARTICLE II

                                  THE PROPERTY

                  Section 2.01 Lease of the Property. (a) Subject to the terms and conditions in this Lease, the Lessor hereby agrees to lease to the Lessee and the Lessee hereby agrees to lease from the Lessor each Item of Property listed on Schedule 1 of each Certificate of Acceptance, effective on the Acceptance Date with respect to such Item of Property. No less often than once per calendar quarter (ending March, June, September and December of each year), the Lessee and the Lessor shall execute and deliver a Certificate of Acceptance with respect to any Item of Property (i) for which a Certificate of Acceptance has not previously been executed and delivered and (ii) which became subject to this Lease in the previous three months.

                  (b) Each Item of Property is leased to the Lessee subject to:

                      (i) all applicable Legal Requirements;

                     (ii) all applicable Insurance Requirements;

                    (iii) all terms, covenants and provisions in any applicable Real Property Instrument;

                     (iv) all Trust Encumbrances (including the Security Agreement);

                      (v) all terms, covenants and provisions in any contract, lease (including any ground lease, sublease or overlease), agreement, permit, right-of-way, license, order or other instrument (including any IRU) governing or affecting any Item of Property; and

                     (vi) the terms, covenants and provisions of this Lease, the other Operative Documents and the Securitization Documents.

                  (c) Each Item of Property is leased AS IS, WHERE IS, WITH ALL FAULTS.

                  (d) THE LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR ANY PARTICULAR PURPOSE, CONDITION OR DURABILITY THEREOF OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR AS TO THE LESSOR'S TITLE THERETO OR OWNERSHIP THEREOF OR OTHERWISE, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY THE LESSEE. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN PROPERTY OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, OR LESSOR'S TITLE TO ANY OF THE SAME, WHETHER PATENT OR LATENT, THE LESSOR SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION 2.01(d) HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS OR IMPLIED, BY THE LESSOR WITH RESPECT TO PROPERTY (INCLUDING THE IMPROVEMENTS) OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UCC OR ANY OTHER LAW, NOW OR HEREAFTER IN EFFECT.

                  Section 2.02 Use of Property. (a) The Lessee shall use the Property solely as telecommunications facilities and in a manner that (i) is in compliance with each of the matters referred to in Section 2.01(b)(i) through
(vi) inclusive and (ii) will not subject the Lessor to any Trust Liability or regulation by any Governmental Authority (other than federal and state banking regulatory authorities in those jurisdictions in which the Lessor is otherwise conducting operations unrelated to the ownership and leasing of the Property).

                  (b) The Lessee, shall, with respect to any Property that is Regulated Property in any state or other jurisdiction, comply with the provisions in Schedule 2.02(b) hereof, as such Schedule may be amended, modified or supplemented from time to time in accordance with this Lease and the other Operative Documents.

                  Section 2.03 Quiet Enjoyment. (a) During the Term, the Lessor covenants that, unless a Default, an Event of Default or an Environmental Trigger has occurred and is continuing, it will not, and will not permit any Person (other than the Lessee) claiming by or under the Lessor to, (i) grant, create or suffer to exist any Lien upon the Property (or any part thereof or interest therein) other than the Permitted Encumbrances (excluding therefrom any Liens created by the Lessor) or (ii) interfere with the peaceful and quiet possession and enjoyment of the Property by the Lessee or the Lessee's permitted assigns; provided, however, that nothing herein shall affect the exercise by any of the Lessor Group of the inspection rights set forth in Section 6.07.

                  (b) During the Term, unless an Event of Default has occurred and is continuing, the Lessor will not, and will not permit any Person claiming by, through or under the Lessor to, assign, transfer, lease or convey the Property or this Lease, or any part thereof or interest therein other than (i) to the Lessee or by the Lessee to any other Person pursuant to the Services Agreement, this Lease, any of the other Operative Documents or the Securitization Documents and (ii) to the Collateral Agent or by the Collateral Agent to any other Person pursuant to the Security Agreement, the Interparty Agreement, any of the other Operative Documents or any of the Securitization Documents; provided that any such assignment, transfer or conveyance to or by the Collateral Agent (prior to the Expiration Date and so long as no Event of Default has occurred and is continuing) is (x) expressly subordinate to the rights of the Lessee under this Lease and (y) subject to the rights of the Lessee to purchase, sell, lease, exchange, redeploy or otherwise deal with the Property pursuant to the terms of this Lease and the other Operative Documents.

                  (c) The Lessor, at the Lessee's sole cost and expense, shall cooperate or assist with the Lessee's efforts to obtain all services, Permits and contracts necessary and useful for the acquisition, construction, operation and maintenance of the Property for the intended purposes thereof, and the Lessor may, and to the extent required in Section 6.04(c) shall, execute such documents or papers as may be reasonably necessary for such purposes. The Lessee covenants that it shall at its own cost and expense on behalf of and in the name of the Lessor, apply for, obtain and maintain all

Permits and Consents required in order to permit the lawful ownership of the Property by the Lessor during the Term.

                  (d) Any failure by the Lessor or such other Person to comply with the foregoing provisions of this Section 2.03 or any other provisions of this Lease shall not give the Lessee any right to cancel or terminate this Lease, or to abate, reduce or make deduction from or offset against any Fixed Rent, Additional Rent or other sum payable under this Lease, or to fail to perform or observe any other covenant, agreement or obligation hereunder.

                  Section 2.04 Lease Schedules. The Lessee shall amend and supplement the schedules of this Lease (i) as may be reasonably requested by the Lessor from time to time and (ii) as may be necessary or appropriate from time to time to assure the continued accuracy in all material respects of any representation or warranty made by the Lessee in this Lease, any Certificate of Acceptance or any other Operative Document (whether or not any change has been requested by the Lessor), including such changes as may be required in connection with any acquisition, sale, exchange, change of location, re-deployment, grant of an Approved IRU, alteration, substitution, purchase or other disposition of any Item of Property or any change in any Law or any ruling, directive or policy of any Governmental Authority (whether or not having the force of Law) affecting any Item of Property in any way, including any regulation of the operation or use of any such Item of Property, or any sale, lease, exchange or other disposition of any such Item of Property, or the existence, validity, enforceability, perfection or priority of any security interest in, mortgage of, or Lien on any such Item of Property, or the taxation or basis of taxation of any such Item of Property.


                                   ARTICLE III

                                      TERM

                  Section 3.01 Base Term. Each Item of Property is leased for a term commencing on the Acceptance Date for such Item of Property and ending on the Base Term Expiration Date (or any earlier Expiration Date), subject to the provisions of Sections 3.02 and 3.04.

                  Section 3.02 Extended Term. (a) So long as no Default, Event of Default or Environmental Trigger exists, the Lessee may request (in its sole discretion) two successive 364 day extensions of the term of this Lease (each a "Renewal Term"), by giving written notice to the Agent (i) at least twelve (12) months prior to the Base Term Expiration Date, for the first such Renewal Term, and (ii) on or prior to the Base Term Expiration Date, for the second such Renewal Term.

                  (b) Such request shall be accompanied by an Officer's Certificate of the Lessee stating that, as of the date of such request, no Default or Event of Default or Environmental Trigger has occurred and is continuing or, if a Default or an Event of Default or Environmental Trigger exists, setting forth the details thereof and the action, if any, the Lessee has taken, is taking or proposes to take with respect thereto. Promptly upon receipt of such request and the accompanying Officer's Certificate, the Agent shall forward copies thereof to the Trustee and the Note and Certificate Holders. If, by the date occurring thirty (30) days after the Lessee's delivery of the extension request (the "Response Date"), Note Holders holding not less than 66 2/3% of the outstanding principal amount of the Notes and Certificate Holders holding not less than 66 2/3% of the outstanding stated amount of the Certificates consent to such extension, such extension shall become effective under the Operative Documents as of the Base Term Expiration Date as to each Extending Holder (as defined below) subject to the limitation set forth below; provided, that, as of the Base Term Expiration Date (i) the representations and warranties of the Lessee in the Operative Documents shall be true and correct in all material respects, (ii) no Default or Event of Default or Environmental Trigger shall exist and (iii) if a Default or an Event of Default or Environmental Trigger existed at the time the request for the applicable extension was made, then an Officer's Certificate of the Lessee shall be delivered to the Agent certifying that such Default or Event of Default or Environmental Trigger has been cured in accordance with the terms of the Operative Documents. The Agent shall give prompt written notice of the effectiveness of any such extensions to the Lessee, the Trustee, and the Note and Certificate Holders. Notwithstanding anything to the contrary contained herein, such extension shall be effective only as to each Note and Certificate Holder (each, an "Extending Holder") which consented to such extension, but shall not be effective as to any other Note or Certificate Holders (each, a "Non-Extending Holder"). With respect to any Non-Extending Holder, the Base Term Expiration Date shall continue to be the Expiration Date. If the Lessee fails to obtain the requisite consents specified above by the Response Date, no extension shall be granted. Each Holder shall be entitled to grant or withhold its consent in its sole discretion to any extension of the Base Term Expiration Date requested by the Lessee. Any Holder that fails to deliver its consent by the Response Date shall be deemed to have withheld its consent. In the event that the Lessee obtains the necessary consents specified above by the Response Date, but there exists one or more Non-Extending Holders with respect to such extension, the Agent will use reasonable efforts to assist the Lessee in locating one or more Persons (whether such Persons are then current Holders or otherwise) to replace the Non-Extending Holders (such Person or Persons being "Replacement Holders"). If within thirty (30) days following the Response Date, Replacement Holders have agreed to purchase in full the Non-Extending Holders' Notes and/or Certificates (as the case may be), then the extension shall become effective as to the Replacement Holders. If Replacement Holders have not so agreed by the end of such 30-day period, then no extension shall be granted and Lessee shall elect the option under Section 3.03(a)(i) or (ii) within ten (10) days thereafter.

                  (c) The Lessor and the Lessee shall determine the Applicable Rate, Fixed Rent and other terms and conditions (including the amount of the remarketing fee in Section 3.02(c)) for the Extended Term, and the Lessee shall take such actions and enter into all amendments and supplements to the Operative Documents and such other agreements or documents as the Lessor in its sole discretion determines to be necessary and appropriate in connection therewith including, delivery to Agent of an Appraisal of the Property (satisfactory in form and substance to the Agent in its sole discretion).

                  (d) If the Lease is extended for the Extended Term, the Lessee shall pay the Agent a remarketing fee, the amount of which shall be determined one month prior to the commencement of the Extended Term.

                  (e) If the Lessee does not accept the terms of the Extended Term (including any proposed changes to the Operative Documents or the terms of any additional agreements proposed by the Lessor), the Lessee may reject the Extended Term and the Lessee shall be obligated to purchase the Property in accordance with Section 3.03(a)(i).

                  Section 3.03 Lessee's Options Upon Expiration. (a) The Lessee shall elect, by written notice given at least twelve (12) months prior to the Expiration Date, either to:

                      (i) deliver an Offer to Purchase the Property in its entirety and purchase the Property on the Expiration Date upon payment of an amount equal to the Termination Value, in which case the transfer of the Property shall be governed by the terms of Section 5.04; or

                     (ii) so long as no Default, Event of Default or Environmental Trigger has occurred and is continuing, and subject to the satisfaction of the conditions set forth in Section 3.03(b) and
         Article X, terminate this Lease, release all of its interest in the Property as of the Expiration Date and pay to the Agent, on behalf of the Lessor on the Expiration Date, in addition to any Fixed Rent, Additional Rent and any other amounts then due and payable to the Lessor hereunder, an amount equal to the Residual Value Amount; or

                    (iii) subject to the conditions set forth in Section 3.02, extend this Lease for up to two successive Renewal Terms.

If the Lessee is unable to satisfy one or more of the conditions set forth above, or fails to timely make an election as provided above, the Lessee shall be deemed to have elected to proceed under Section 3.03(a)(i) hereof.

                  (b) Upon the Lessee's election to terminate this Lease pursuant to and in compliance with Section 3.03(a)(ii), the Lessee shall use reasonable efforts during the twelve-month period prior to the Expiration Date ("Remarketing Period") to obtain bids from unrelated third parties for the Property. All bids received by the Lessee shall immediately be copied to the Lessor and the Agent in writing, setting forth the amount of such bid and the name and address of the person submitting such bid. The Lessor, the Agent, the Certificate Holders and the B-Note Holders shall have the right, but not the obligation, to seek bids for the Property during the Remarketing Period or at any time thereafter. On the Expiration Date or at any time thereafter, the Property shall be sold pursuant to the provisions of the Declaration (any such sale, a "Qualified Sale"). The Lessee shall be entitled to receive from the Lessor reasonable compensation for services rendered pursuant to this Section 3.03(b), in such amounts as may be agreed upon by the Lessor and the Lessee prior to the commencement of the Remarketing Period.

                  Section 3.04 Property Sold. (a) The term of the Lease for any Item of Property shall end on the date such Item of Property is sold, exchanged or otherwise disposed of pursuant to Sections 5.02, 5.05 and 5.08(c), but there shall be no abatement, reduction, adjustment or other change in Rent payable pursuant to this Lease as a result of such sale, exchange or other disposal, except as otherwise expressly provided in the Lease; provided, that with respect to exchanges of Property made pursuant to Section 5.05, the term of the Lease with respect to any Replacement Property (as defined below) shall commence on the date the Item of Property which it replaces is exchanged.

                  (b) The term of this Lease for all of the Property shall end on the date of any sale of all of the Property in accordance with, and subject to the limitations set forth in, Section 5.04(d).

                  Section 3.05 Non-Terminability. (a) This Lease is a triple net lease and, except as otherwise expressly provided in this Lease, any present or future Law to the contrary notwithstanding, shall not terminate, nor shall the Lessee be entitled to any abatement, reduction, set-off, counterclaim, defense or deduction with respect to any Fixed Rent, Additional Rent or other sum payable hereunder. Except as otherwise expressly provided in this Lease and except to the extent due to the gross negligence or willful misconduct of the Lessor, the obligations of the Lessee shall not be affected by reason of: (i) any damage to or destruction of the Property or any part thereof by any cause whatsoever

(including by fire, Casualty or act of God or enemy or any other force majeure event); (ii) any Condemnation, including a temporary Condemnation of the Property or any part thereof; (iii) any prohibition, limitation, restriction or prevention of the Lessee's use, occupancy or enjoyment of the Property or any part thereof by any Person; (iv) any matter affecting title to the Property or any part thereof; (v) any eviction of the Lessee from, or loss of possession by the Lessee of, the Property or any part thereof, by reason of title paramount or otherwise; (vi) any default by the Lessor hereunder or under any other Operative Document or Securitization Document; (vii) the invalidity or unenforceability of any provision hereof or in the other Operative Documents or Securitization Documents or the impossibility or illegality of performance by the Lessor or the Lessee or both; (viii) any action of any Federal, state or local governmental authority; or (ix) any other cause or occurrence whatsoever, whether similar or dissimilar to the foregoing. The parties intend that the obligations of the Lessee hereunder shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease.

                  (b) The Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action, unless otherwise permitted by this Lease, to terminate, rescind or avoid this Lease, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting the Lessor or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator or by any court. Except as expressly permitted in this Lease, the Lessee waives all rights to terminate or surrender this Lease, or to any abatement or deferment of Fixed Rent, Additional Rent or other sums payable hereunder or under the other Operative Documents or the Securitization Documents. The Lessee shall remain obligated under this Lease in accordance with its terms, and the Lessee hereby waives any and all rights now or hereafter conferred by Law or otherwise to modify or to avoid strict compliance with its obligations under this Lease. All payments made to or for the benefit of the Lessor hereunder as required hereby shall be final, and the Lessee shall not seek to recover any such payment or any part thereof for any reason whatsoever, absent manifest error.


                                   ARTICLE IV

                                      RENT

                  Section 4.01 Fixed Rent. (a) During the Base Term and any Renewal Term, the Lessee shall pay to the Agent, on behalf of the Lessor, Fixed Rent on each Payment Date in the amounts determined in accordance with Schedule 1 hereto. The

Lessee shall have no obligation to pay Fixed Rent during the Interim Term.

                  Section 4.02 Additional Rent. During the Term, the Lessee shall pay to the Agent, on behalf of the Lessor, Additional Rent in the amounts determined in accordance with (and at the times required under) the Operative Documents and the Securitization Documents. The Lessor shall give the Lessee notice of any Additional Rent due hereunder promptly after it has knowledge of such Additional Rent, and shall use reasonable efforts to notify the Lessee in advance of the due date and amount of such Additional Rent; provided that failure to give such prompt notice shall not relieve the Lessee of its obligation to pay such Additional Rent, subject to, as applicable, the Lessee's rights, if any, under Section 6.01(b). Additional Rent shall be payable as provided for in Schedule 1 hereto or as otherwise provided in this Lease, the other Operative Documents and the Securitization Documents.

                  Section 4.03 Default Rate. During any period from and after the date of the occurrence of an Event of Default until the earlier of (i) the date such Event of Default has been waived or cured and (ii) the date all amounts payable by the Lessee hereunder have been paid in full, the Lessee shall pay to the Lessor, on demand, interest at the Default Rate on all amounts payable by it hereunder.

                  Section 4.04 Rent Payments. All amounts payable by the Lessee hereunder shall be paid in lawful money of the United States of America and in immediately available funds by 11:00 a.m. (New York City time) on the applicable Payment Date or on the date when due, unless any such due date is not a Business Day, in which case payment shall be due and payable on the next succeeding Business Day, at the Agent's address as set forth in Schedule I to the Participation Agreement, or at such other address or to such other person in the United States of America or in such other manner as the Lessor from time to time may designate to the Lessee by written instructions.

                  Section 4.05 Other Payments. Except as otherwise provided in this Lease or the other Operative Documents or the Securitization Documents, the Lessee shall perform all of its obligations under this Lease at its sole cost and expense and shall pay, when due and without notice or demand, all amounts due hereunder or under the other Operative Documents (including amounts set forth in Section 8.13 of the Participation Agreement) or the Securitization Documents.

                                    ARTICLE V

                    SALES AND OTHER DISPOSITIONS OF PROPERTY

                  Section 5.01 Optional Purchase by Lessee of All Property. At any time during the Term the Lessee may deliver to the Lessor and the Agent an Offer to Purchase the Property in its entirety, at least 20 days in advance of the Closing Date (as defined below), for an amount equal to the Termination Value for the Property, upon and subject to the applicable terms of this Lease. The Termination Value received by the Agent, on behalf of the Lessor, in accordance with the provisions of this Section 5.01 and Section 5.04 shall be applied to the payment of the Instruments in accordance with Sections 5.02(a) and 6.01 of the Declaration and the other Operative Documents.

                  Section 5.02 Optional Purchase by Lessee of Items of Property.
(a) At any time during the Term, Lessee may deliver to the Lessor and the Agent, an Offer to Purchase any Item of Property, at least 10 days in advance of the Closing Date and at least 12 months prior to the Expiration Date (unless the Lessee has given the notice referred to in Section 3.03(a)(i)), for an amount equal to the Termination Value for the Item of Property identified in the Offer to Purchase, upon and subject to the applicable terms of this Lease.

                  (b) The Lessee's right to deliver an Offer to Purchase pursuant to Section 5.02(a) shall be subject to the satisfaction of the following conditions (as determined by the Agent in its sole reasonable discretion):

                      (i) No Default or Event of Default or Environmental Trigger shall have occurred and be continuing.

                     (ii) The Item of Property identified in the Offer to Purchase shall have been separately valued in an Appraisal and shall have a minimum aggregate Termination Value of $5 million or any integral multiple of $1 million in excess thereof.

                    (iii) After giving effect to the sale of the Item of Property identified in the Offer to Purchase and any prior sales of Property pursuant to this Section, any exchanges or substitutions of Property pursuant to Section 5.05, any IRUs granted pursuant to Section
         5.07 and any redeployment of Property pursuant to Section 5.08, on a pro forma basis, the Property held by the Lessor shall have an Appraised Value at least equal to the Appraised Value of the Property held by the Lessor on the Completion Date.

                     (iv) The Agent and the Lessor shall have received a certificate of a Responsible Officer of the Lessee, certifying as to the matters set forth in Section 5.02(b)(i), (ii) and
         (iii).

                      (v) The Lessee shall have paid, or made arrangements (satisfactory to the Lessor and the Agent, in their sole reasonable discretion) to pay, any taxes, costs and expenses (including legal, accounting and other professional fees and expenses) reasonably incurred by the Lessor, the Agent and the Collateral Agent in connection with such sale.

                  (c) The Termination Value received by the Agent on behalf of the Lessor, in accordance with the provisions of this Section 5.02 and Section
5.04 shall be applied to the payment of the Instruments in accordance with
Section 5.10 of the Participation Agreement, Section 5.02(b) of the Declaration and the other Operative Documents.

                  Section 5.03 Mandatory Purchase by the Lessee of all Property. If any Termination Notice is issued pursuant to Sections 7.02 or 8.02 of this Lease, the Lessee shall deliver (and shall be deemed to have delivered) to the Lessor an Offer to Purchase the Property in its entirety for an amount equal to the Termination Value for the Property, upon and subject to the applicable terms of this Lease.

                  Section 5.04 Purchase Procedures. (a) The Lessee may assign to any Person reasonably satisfactory to the Agent and the Lessor the right to purchase property pursuant to Section 5.02. Notwithstanding any such assignment, the Lessee shall remain liable to the Lessor for the prompt payment and performance, as and when due, of all amounts payable (including the Termination Value) and all obligations of the purchaser under this Lease, the other Operative Documents and the Securitization Documents. No consent to any such assignment, acceptance of payment from or performance by any assignee or other action by or on behalf of the Lessor or the Agent shall release the Lessee of any obligations under this Lease, the other Operative Documents or the Securitization Documents, except upon full payment and performance as and when due.

                  (b) Intentionally omitted.

                  (c) The Lessor shall be deemed to have accepted, on the date of receipt, any Offer to Purchase the Property which materially satisfies the conditions set forth in this Lease, including those set forth in Section 3.03 and this Article V, as applicable.

                  (d) The date of the closing of the Lessee's (or its designee's) purchase of the Property or any Item of Property (the "Closing Date") shall be (i) in the case of an Offer to Purchase made (or deemed made) pursuant to Section 3.03(a)(i), the Expiration Date, or (ii) in the case of an Offer to

Purchase made (or deemed made) pursuant to Section 5.01 or 5.02, the next scheduled Payment Date following the date of the Lessor's acceptance or deemed acceptance of such Offer to Purchase, or (iii) in the case of an Offer to Purchase made (or deemed made) pursuant to Section 5.03, the fifteenth day following the date of Lessor's acceptance or deemed acceptance of such Offer to Purchase (or if that day is not a Payment Date, the first scheduled Payment Date following such fifteenth day), or (iv) if the Lessee shall pay the Termination Value pursuant to Section 9.03 on the date of the Lessor's receipt of the Termination Value.

                  (e) Intentionally omitted.

                  (f) On the Closing Date, the Lessee shall pay, or cause to be paid, to the Agent (on behalf of the Lessor) the Termination Value, and the Lessor shall simultaneously (i) deliver to the Lessee or its designee bills of sale or other appropriate instruments of transfer reasonably necessary to assign and convey to the Lessee or its designee the Property or Item of Property then required to be assigned pursuant hereto without representation or warranty (expressed or implied) of any kind except that the Property is free and clear of Liens created by the Operative Documents and the Securitization Documents or otherwise created by the Lessor (other than any Liens created by or through the Lessee), and (ii) convey, or cause to be conveyed, to the Lessee or its designee any Net Proceeds related to the Property and/or the right to receive the same. Additionally, on the Closing Date, upon receipt of the Termination Value, the Lessor and the Collateral Agent shall execute the releases and take the other actions described in Section 8.21(b) of the Participation Agreement.

                  (g) Upon the completion of any purchase of the Property pursuant to this Article V, but not prior thereto, this Lease shall terminate except with respect to obligations and liabilities of the Lessee, actual or contingent, which have arisen with respect to the Property or under the Operative Documents or Securitization Documents on or prior to such date of purchase, and except for indemnification and other obligations and liabilities which by the terms of this Lease, the other Operative Documents or the Securitization Documents survive termination of this Lease, the other Operative Documents or the Securitization Documents.

                  (h) Notwithstanding any provisions of this Lease or the Participation Agreement to the contrary, the Lessee shall not be required to acquire title to the Property until such time that all necessary filings and notifications under the HSR Act or any similar Law shall have been made (including any filing or provision of required additional information or documents) and the waiting period referred to in the HSR Act applicable to such purchase shall have expired or been terminated (without any objection or prohibition of such purchase). The Lessee hereby covenants to use its best efforts to secure the prompt termination of such waiting period without objection or prohibition. Notwithstanding the foregoing, if the Lessee is precluded from acquiring the Property or any part thereof pursuant to the HSR Act or any similar Law, the Lessee shall pay the Termination Value within the time and in the manner described in this Article V as a consequence of the Lessee's exercise or deemed exercise of its purchase option hereunder. However, if the Lessee pays the Termination Value in compliance with the preceding sentence, then Lessee shall be entitled to continue to lease the Property or any part thereof the Lessee is precluded from acquiring for an additional rental payment of $1 per annum under the terms and provisions of this Lease for an extended term expiring on the earlier to occur of (i) one year from the date the Lessee delivers (or is deemed to have delivered) the Offer to Purchase or (ii) the date that the Lessee is no longer precluded from purchasing the Property pursuant to the HSR Act or any similar Law. If Lessee (or its designee) does not purchase the Property prior to the expiration of such extended term, then Lessor shall thereafter sell the Property and distribute the proceeds from such sale in accordance with the Interparty Agreement. If, prior to the voluntary exercise by the Lessee of the purchase options hereunder, the Lessee is unable to obtain a ruling or an unqualified legal opinion (in form and substance and from independent legal counsel, in each case, reasonably satisfactory to the Agent) that a filing under the HSR Act or any similar Law is not required in order to consummate such purchase, then the Lessor shall execute such conditional sales contracts and other documents necessary to permit the Lessee to complete such filing before irrevocably exercising its purchase option. As a condition to executing such conditional sales contracts and other documents, the Lessee shall deliver to the Lessor an agreement obligating the Lessee to fully indemnify the Lessor from all liabilities, damages, costs and expenses arising from the execution of such documents and the completion of such filing.

                  Section 5.05 Exchanges and Substitutions of Items of Property. At any time during the Term, Lessee may, upon not less than 30 days prior written notice to the Agent and the Lessor, deliver to the Lessor replacement Network Assets (the "Replacement Property") in exchange or substitution for any Item of Property then held by the Lessor (the "Removed Property") subject to the satisfaction of the following conditions (as determined by the Agent in its sole reasonable discretion):

                      (i) No Default or Event of Default or Environmental Trigger shall have occurred and be continuing.

                     (ii) The Removed Property shall have been separately valued in an Appraisal.

                    (iii) In the case of any Item of Property which has (a) become obsolete, or (b) suffered a Casualty or Condemnation, or (c) malfunctioned, the Replacement Property shall have a value, utility and economic useful life at least equal to the original value, utility and economic useful life of the Removed Property (as measured immediately prior to such Item of Property becoming obsolete, suffering such Casualty or Condemnation or malfunctioning).

                     (iv) Except for Replacement Property referred to in clause
         (iii) above, the Replacement Property shall have a fair market value at the time of the exchange or substitution at least equal to the Termination Value for the Removed Property; provided, however, that Replacement Property shall not consist of any Capacity Leases.

                      (v) After giving effect to the exchange or substitution and any sales of Property pursuant to Section 5.02 and any prior exchanges or substitutions of Property pursuant to Section 5.05, any IRUs granted pursuant to Section 5.07 and any redeployment of Property pursuant to Section 5.08, on a pro forma basis, the Property held by the Lessor shall have an Appraised Value at least equal to the Appraised Value of the Property held by the Lessor on the Completion Date.

                     (vi) The Agent and the Lessor shall have received a certificate of a Responsible Officer of the Lessee, certifying as to the matters set forth in Section 5.05(i), (ii) and (iii).

                    (vii) The Lessee shall have paid, or made arrangements (satisfactory to the Lessor and the Agent, in their sole reasonable discretion) to pay, any taxes, costs and expenses (including legal, accounting and other professional fees and expenses) reasonably incurred by the Lessor, the Agent and the Collateral Agent in connection with such redeployment.

                   (viii) On or prior to the date elected by the Lessee to effect such substitution or exchange, a copy of a bill of sale or other document transferring title in form and substance satisfactory to the Agent and the Lessor, covering the replacement Item or Items of Property, executed by the owner thereof in favor of the Lessor shall have been duly authorized, executed and delivered and, if appropriate, filed for recordation by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereof shall be delivered to the Agent and the Lessor.

                     (ix) As soon as practicable, but no later than thirty (30) days after the date elected by the Lessee to effect such substitution or exchange, the following documents shall have been duly authorized, executed and delivered and, if appropriate, filed for recordation by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereof shall be delivered to the Agent and the
         Lessor:

                           (1) a Certificate of Acceptance covering the
                  replacement Item or Items of Property, appropriately completed and executed by the Lessee and Lessor;

                           (2) an Officer's Certificate from the Lessee
                  certifying that the replacement Item or Items of Property is free and clear of all Liens other than Permitted Encumbrances;

                           (3) such mortgages, UCC financing statements and such
                   other filings covering the Item or Items of Property as are deemed necessary or desirable by the Agent and Special Counsel to establish and protect the security interests of the Trustee, if any, the Agent and the Purchasers in respect of the replacement Item or Items of Property; and

                           (4) such amendments and supplements of the Schedules
                   to this Lease covering the Item or Items of Property as are deemed necessary or desirable by the Agent and Special Counsel in respect of any Regulated Property or to establish and protect the security interests of the Trustee, if any, the Agent and the Purchasers in respect of the replacement Item or Items of Property.

                  Section 5.06 Alterations; Removal. (a) At any time, so long as no Default or Event of Default or Environmental Trigger shall have occurred and be continuing, the Lessee may, at its sole cost and expense, make Alterations to the Property or any part thereof; provided, however, that (i) the fair market value of the Property shall not be lessened by such Alterations; (ii) such Alterations shall not materially diminish the capacity, utility, efficiency, or remaining useful life of the Property or any part thereof; and (iii) such work shall be completed in a good and workmanlike manner free and clear of any Liens for labor, services or materials (other than Permitted Encumbrances) and in compliance with all applicable Legal Requirements and Insurance Requirements.

                  (b) Title to all Alterations shall vest in the Lessor (free and clear of all Liens, except Permitted Encumbrances) subject to the right of Lessee to remove such Alterations as provided hereunder. Upon any removal of the Alterations permitted hereunder, the Lessor (at the sole cost and expense of the Lessee) shall execute and deliver to the Lessee such instruments and releases as are reasonably required to transfer the Alterations to the Lessee free and clear of Liens created by the Operative Documents, the Securitization Documents or otherwise created by the Lessor (other than any Liens created by or through the Lessee), in each case, without representation or warranty (expressed or implied) of any kind except that such Alterations are free and clear of any Lien created by the Operative Documents, the Securitization Documents or otherwise created by the Lessor (other than any Liens created by or through the Lessee).

                  (c) So long as no Default or Event of Default or Environmental Trigger shall have occurred and be continuing, the Lessee shall be permitted at any time during, or upon the expiration or termination of, the Term, and at its sole cost and expense, to remove or demolish any Alterations in accordance with prudent industry practices; provided, however, that, such removal shall not (i) materially impair the intended use or materially reduce the fair market value of the Property or any part thereof below its fair market value at the commencement of the Term (less normal wear and tear); (ii) materially diminish the capacity, efficiency, utility or remaining useful life of the Property or any part thereof below the capacity, efficiency, utility or remaining useful life as of the commencement of the Term; or (iii) cause a violation of any Legal Requirement or Insurance Requirement or significantly increase any risk of liability under any Environmental Law or any risk to human health or the environment. Any damage to the Property or any part thereof caused by such removal shall promptly be repaired by the Lessee and the Property (and each and every part thereof) shall be restored to the condition (or the reasonable equivalent thereof) as it existed immediately prior to the construction of such removed Alterations, at the Lessee's sole cost and expense.

                  (d) In the event that the Lessee plans to incur expenses in excess of $10 million for Alterations during any calendar year, then not less than 30 days before the beginning of such calendar year, the Lessee shall provide the Lessor and the Agent with a report of the Lessee's capital spending plans for such calendar year for Alterations. Such report, if required, shall be accompanied by a certification from the Lessee to the effect that all such planned Alterations will comply with the standards set forth in Section 5.06(a).

                  Section 5.07 Subletting. (a) Except as provided in Section 5.07(b), the Lessee may not sublet the Property or any part thereof without the prior written consent of the Lessor. Any sublease granted otherwise than as expressly permitted by this Section 5.07 shall be null and void and of no force or effect.

                  (b) The Lessor, at the request of the Lessee, may grant to any Person ****

****, as appropriate, provided that, after giving effect to such **** granted by the Lessee, and any sales, exchanges or other dispositions of Network Assets pursuant to Sections 5.02, 5.05 or 5.08, at least **** of the Network Assets constituting Property are ****.

                  (c) An **** shall be treated hereunder, at the Lessee's sole option, as (i) an optional purchase of an Item of Property subject to the provisions of Section 5.02 or (ii) a redeployment of Property subject to the provisions of Section 5.08(a)(ii).

                  (d) Except with respect to an ****, no **** shall modify or limit any right or power of the Lessor hereunder or affect or reduce any obligation of the Lessee hereunder, and all such obligations of the Lessee shall continue in full force and effect as obligations of a principal and not of a guarantor or surety, as though no **** had been granted.

                  (e) If the Lessee shall request, in connection with any ****, that the Lessor execute an **** agreement with respect to such ****, the Lessor shall consider each such **** on a case-by-case basis and may consent to its execution and delivery of ****.

                  Section 5.08 Redeployment of the Property. (a) At any time during the Term, the Lessee may redeploy Network Assets, either by (i) removing and relocating such Property from one location and/or use to another location and/or use as provided in Section 5.08(b) or (ii) buying or arranging for the sale of such Property for cash and for the reinvestment of the proceeds of such sale in other Network Assets and/or Permissible Investments, as provided in
Section 5.08(c).

                  (b) The Lessee may, at its sole cost and expense, change the location or use of any Item of Property at any time, subject to satisfaction of the following conditions:

                      (i) No Default or Event of Default or Environmental Trigger shall have occurred and be continuing.

                     (ii) The new use and/or location of the Item of Property shall comply in all respects with Section 2.02.

                    (iii) The Lessee shall have given the Lessor and the Agent a reasonably detailed written notice describing the Item of Property affected and the new use and/or location of such Item of Property and any other relevant information, (x) in the case of any Signal Equipment, no more than three Business Days after such change in location and/or use or (y) in the case of any other Item of Property not less than 30 days prior to such change in the location and/or use of such Item of Property and neither the Lessor nor the Agent shall have objected in writing to such change.

                     (iv) The new use and/or location shall not have a material adverse effect on the value, capacity, efficiency, utility or remaining useful life of either (1) the Item of Property affected or (2) the Property, taken as a whole.

                      (v) The new use and/or location shall not adversely affect in any way the ability to satisfy the Return Conditions.

                     (vi) The Lessee shall have taken (or in the case of any change in the location and/or use of Signal Equipment, shall take within thirty (30) days after the change in location and/or use) such actions and executed, delivered, filed and recorded such documents (including any amendments or supplements of Schedules to this Lease the Agent or Special Counsel may consider necessary or appropriate) and obtained such Consents (or in the case of any change in the location and/or use of Signal Equipment, shall execute, deliver, file and record such documents and obtain such Consents within ten days after the change in location and/or use) as may be required to assure that the Lessor, the Agent, the Collateral Agent and the Purchasers continue to have the same rights and remedies in respect of the affected Item of Property and the other Property, taken as a whole, after giving effect to the new use and/or location of the Property (including rights of access to and perfected, first-priority security interests in the affected Item of Property and the other Property and appropriate supplemental restrictions with respect to any Regulated Property).

                    (vii) The new use and/or location will not have a Material Adverse Effect.

                   (viii) The Item of Property shall not be moved to a location outside the United States without the prior written consent of the Lessor.

                     (ix) The Lessee shall have delivered (or in the case of any change in the location and/or use of Signal Equipment, shall deliver within ten days after the change in location and/or use) to the Lessor and the Agent a certificate of a Responsible Officer of the Lessee certifying the matters set forth in clauses (i), (ii), (iv), (v), (vii) and (viii).

                      (x) The Lessee shall have paid, or made arrangements (satisfactory to the Lessor and the Agent, in their sole reasonable discretion) to pay, any taxes, costs and expenses (including legal, accounting and other professional fees and expenses) reasonably incurred by the Lessor, the Agent and the Collateral Agent in connection with such redeployment.

In addition, the Lessee may, at its sole cost and expense, change the location and/or use of any Item of Property without satisfying one or more of the conditions set forth above provided that the aggregate Appraised Value of all Items of Property the Lessee has elected to relocate or use differently without satisfying all of the conditions set forth above does not at any time exceed in the aggregate $50,000,000.

                  (c) The Lessee may, at its sole cost and expense, buy or arrange for the sale of any Item of Property for cash and for the reinvestment of the proceeds of such sale at any time, subject to satisfaction of the following conditions:

                      (i) Any sale of an Item of Property shall be (1) subject to satisfaction of the conditions set forth in Section 5.02(a) and (b),
         (2) for a purchase price, paid solely in immediately available funds, at least equal to the Termination Value of the Item of Property to be sold and (3) conditioned on the execution and delivery by the Lessee to the Proceeds Trustee (or any designee of the Proceeds Trustee) of customary fee, escrow, custody, control, security, indemnity and other agreements governing the acquisition, custody, and disposition of Permissible Investments, consistent with the terms in this Section, as the Proceeds Trustee (or any designee of the Proceeds Trustee) and the Agent and the Collateral Agent may reasonably request.

                      (ii) Any amounts received from the sale of an Item of Property shall be paid over to the Proceeds Trustee and applied to purchase such Permissible Investments as the Lessee may from time to time direct in a written notice to the Agent and the Proceeds Trustee.

                    (iii) Any Permissible Investments held by the Proceeds Trustee shall be applied as follows:

                                (A) During the period commencing on the date of
                  receipt of proceeds from any sale of an Item of Property and ending on the first to occur of (x) the 270th day thereafter and (y) the date which is 360 days prior to the Expiration Date, and (z) the date any Default or Event of Default or Environmental Trigger occurs:

                                        (1) All amounts representing interest,
                           dividends, distributions or yield on or in respect of any Permissible Investments shall be paid over, on the Business Day preceding any Payment Date, to the Lessee or, if so directed in writing by the Lessee, either (x) paid over to the Lessor for application to amounts due in respect of Rent hereunder or (y) applied to the purchase of Permissible Investments.

                                        (2) All amounts representing principal
                           of Permissible Investments shall either be (x) reinvested in other Permissible Investments or (y) paid over to the Lessor to be applied to purchase replacement Network Assets in accordance with Section 5.08(c)(iv) or to repayment of the Instruments, in accordance with such written directions as may be given to the Proceeds Trustee, signed jointly by the Lessee and the Agent.

                                (B) Promptly after the date which is the first
                  to occur of (x) 270 days after receipt of proceeds from the sale of any such Item of Property or (y) the date any Default or Event of Default or Environmental Trigger occurs or (z) 360 days prior to the Expiration Date:

                                        (1) All Permissible Investments held by
                           the Proceeds Trustee in respect of such sale shall be redeemed, tendered for payment (or payment demanded, as the case may be), sold or otherwise converted to cash on such terms as the Proceeds Trustee, in its sole discretion, considers appropriate. Except for the obligations (x) to exercise reasonable care in the custody of the Permissible Investments and other property actually in the possession and control of the Proceeds Trustee and (y) to account for and pay over (net of any brokerage, sales or other costs, commissions or discounts paid or incurred) any proceeds actually received from any sale or other disposition of Permissible Investments, the Proceeds Trustee shall have no liability or obligation of any kind in connection with any such sale or other disposition of Permissible Investments, including in respect of (a) the timing, method or manner of sale or other disposition selected (even if another time, method or manner of sale or other disposition may have yielded greater net proceeds) or (b) the amount of net proceeds realized on any such sale or other disposition.

                                        (2) Any proceeds from the sale or other
                           disposition of Permissible Investments (together with all amounts representing interest, dividends, distributions or yield on or in respect of any Permissible Investments then held by the Proceeds Trustee) shall be paid over to the Lessor, or upon the written instructions of the Agent, to the Collateral Agent, to be held as collateral security for or applied to the payment of the Instruments, in accordance with
                           Section 5.09 of the Participation Agreement and the other Operative Documents.

                     (iv) Any amount received by the Lessor pursuant to Section 5.08(c)(iii)(A)(2)(y) shall be applied to purchase Network Assets, in accordance with such written instructions as may be given by the Lessee, subject to satisfaction of the following conditions:

                                (A) No Default or Event of Default or
                  Environmental Trigger shall have occurred and be continuing.

                                (B) Each Item of Property to be purchased shall
                  comply in all respects with Section 2.02.

                                (C) The Lessee shall have given the Lessor and
                  the Agent a reasonably detailed written notice describing each Item of Property to be purchased, the use and location of such Item of Property, the vendor, the purchase price, the terms and conditions for the purchase and any other relevant information, not less than 30 days prior to proposed date for the purchase of such Item of Property and neither the Lessor nor Agent shall have objected in writing to such acquisition.

                                (D) The fair market value of each Item of
                  Property to be purchased shall not be less than the Termination Value of any similar Item of Property sold, exchanged or otherwise disposed of pursuant to this Lease within the 270 day period referred to in this Section.

                                (E) Each Item of Property to be purchased and
                  the proposed use and/or location of such Item of Property shall not have a material adverse effect on the value, capacity, efficiency, utility or remaining useful life of the Property, taken as a whole.

                                (F) The Lessee shall have taken such actions and
                  executed, delivered, filed and recorded such documents (except as otherwise provided in clause (K) below) and obtained or made such Consents as may be required to assure that the Lessor, the Agent, the Collateral Agent and the Purchasers continue to have the same rights and remedies in respect of each Item of Property to be purchased and the other Property, taken as a whole, as they have in respect of the Property held on the Completion Date, after giving effect to the acquisition, use and location of the Item of Property to be purchased (including title and rights of access to each Item of Property to be purchased and the other Property.

                                (G) The acquisition, use and location of each
                  Item of Property to be purchased will not have a Material Adverse Effect.

                                (H) The Lessee shall have delivered to the
                  Lessor and the Agent a certificate of a Responsible Officer of the Lessor certifying the matters set forth in clauses (A) through (G).

                                (I) The Lessee shall have paid, or made
                  arrangements (satisfactory to the Lessor and the Agent, in their sole reasonable discretion) to pay, any taxes, costs and expenses (including legal, accounting and other professional fees and expenses) reasonably incurred by the Lessor, the Agent and the Collateral Agent in connection with such purchase.

                                (J) On or prior to the date elected by the
                  Lessee to effect such purchase of Network Assets, a copy of a bill of sale or other document transferring title in form and substance satisfactory to the Agent and the Lessor, covering the Item or Items of Property, executed by the owner thereof in favor of the Lessor shall have been duly authorized, executed and delivered and, if appropriate, filed for recordation by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereof shall be delivered to the Agent and the Lessor.

                                (K) As soon as practicable, but no later than
                  thirty (30) days after the date elected by the Lessee to effect such purchase of Network Assets, the following documents shall have been duly authorized, executed and delivered and, if appropriate, filed for recordation by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereof shall be delivered to the Agent and the Lessor:

                           (1) a Certificate of Acceptance covering the Item or Items of Property, appropriately completed and executed by the Lessee and Lessor;

                           (2) an Officer's Certificate from the Lessee certifying that the replacement Item or Items of Property is free and clear of all Liens other than Permitted Encumbrances;

                           (3) such mortgages, UCC financing statements and such other filings covering the Item or Items of Property as are deemed necessary or desirable by Special Counsel to establish and protect the security interests of the Trustee, if any, the Agent and the Purchasers in respect of the replacement Item or Items of Property; and

                           (4) such amendments and supplements of the Schedules to this Lease covering the Item or Items of Property as are deemed necessary or desirable by Special Counsel in respect of any Regulated Property or to establish and protect the security interests of the Trustee, if any, the Agent and the Purchasers in respect of the replacement Item or Items of Property.

                  Section 5.09 Effect of Disposition. Except as otherwise expressly provided in Section 3.04 in respect of the expiration of the Term of this Lease for Property sold and in Section 5.04 in respect of Rent and other obligations for Property sold and except to the extent that the Instruments have been prepaid or retired in accordance with Sections 5.01, 5.02 and 5.08(c)(iii)(B)(2), no sale, exchange, substitution, alteration, removal, IRU, redeployment or other disposition of the Property or any Item of Property referred to in this Article V shall cause any abatement, reduction, adjustment or other change in the Rent payable pursuant to this Lease or any other diminution in the payment or other obligations of the Lessor hereunder.


                                   ARTICLE VI

                         CERTAIN COVENANTS OF THE LESSEE

                  Section 6.01 Taxes and Assessments. (a) The Lessee shall pay or cause to be paid, subject to Section 6.01(b), all Property Charges before the same become delinquent. If any Property Charge may legally be paid in installments, such Property Charge may be so paid in installments; provided that, the Lessee shall pay all such installments on or before the Expiration Date or earlier termination of this Lease.

                  (b) So long as (w) no Termination Notice has been delivered,
(x) no Default, Event of Default or Environmental Trigger has occurred and is continuing, (y) the Lessee shall not have notified the Lessor pursuant to
Section 3.03(a)(ii) that it is terminating this Lease and releasing all of its interest in the Property or (z) the Lessee shall not have otherwise surrendered or be required to surrender the Property to the Lessor for any reason (including pursuant to Section 10.01), the Lessee shall not be required, nor shall the Lessor have the right, to pay, discharge or remove any Charges or to comply or cause the Property or any part thereof to comply with any applicable Legal Requirement or to pay any materialman's, laborer's or undischarged or unremoved Lien, as long as the Lessee shall at its sole cost and expense contest, or cause to be contested, diligently and in good faith, the existence, amount or validity thereof by appropriate proceedings, which shall (i) in the case of an unpaid Property Charge or undischarged or unremoved Lien, prevent the collection thereof from the Lessor or against the Property or any part thereof, (ii) prevent the sale, forfeiture or loss of the Property or any part thereof, and
(iii) in the case of a Legal Requirement, not subject the Lessor, the Agent, the Collateral Agent, the Certificate Holders, or the Note Holders to the risk of any criminal liability or civil penalties or fines for failure to comply therewith. The Lessee shall give such assurances as may be reasonably demanded by the Lessor to insure ultimate payment of such Charges or the discharge or removal of any such materialman's, laborer's or mechanic's Lien or to insure compliance with such Legal Requirement and to prevent any sale or forfeiture of the Property, or any part thereof, or any interference with or deductions from any Fixed Rent, Additional Rent or any other sum required to be paid by the Lessee hereunder by reason of such non-payment, non-discharge, non-removal or non-compliance.

                  (c) The Lessor shall cooperate with the Lessee in any contest and shall allow the Lessee to conduct such contest (in the name of the Lessor, if necessary) at the Lessee's sole cost and expense; provided that the Lessor shall not be required to execute any documents which would materially adversely affect the fair market value, use or operation of the Property (or any part thereof) or be reasonably likely to subject the Lessor, the Agent, the Collateral Agent, any Certificate Holder or any Note Holder to any liability or result in the admission of liability, guilt or culpability on the part of such Persons. The Lessee shall notify the Lessor of each such proceeding at least ten days prior to the commencement thereof, which notice shall describe such proceeding in reasonable detail.

                  (d) The Lessee shall, promptly after the final determination (including appeals) of any contest brought by it pursuant to this Section 6.01, pay and discharge all amounts which shall be determined to be payable therein and shall be entitled to receive and retain for its own account all amounts refunded and/or rebated as a result of any such contest and if the Lessor receives any amount as a result of such contest to which it is not otherwise entitled pursuant to this Lease, it shall promptly return such amount to the Lessee.

                  (e) Except as otherwise specifically provided in this Lease, this Section 6.01 shall not apply in the case of Charges upon, or in respect of, any Person other than the Lessor or in respect of the property or income of any such Person.

                  Section 6.02 Compliance with Laws. The Lessee shall, at the Lessee's sole cost and expense, comply, and cause the Property to comply, in all material respects, with all Legal Requirements.

                  Section 6.03 Certain Agreements. The Lessee shall, and (unless a Default, an Event of Default or an Environmental Trigger has occurred and is continuing and the Lessor has revoked such authority) is hereby authorized by the Lessor to, fully and promptly keep, observe, perform and satisfy, on behalf of the Lessor, any and all obligations, conditions, covenants and restrictions of or on the Lessor under the Declaration and any and all other material contracts involving the Property or any part thereof so that there will be no default thereunder and so that the other parties thereunder shall be and remain at all times obliged to perform their obligations thereunder, and the Lessee, to the extent within its control, shall not permit to exist any condition, event or fact that could reasonably allow or serve as a basis or justification for any such Person to avoid such performance.

                  Section 6.04 Liens. (a) The Lessee shall not create or permit to be created or exist, and shall promptly remove and discharge, any Lien upon this Lease, the Property or any other part thereof or interest therein, or upon any Fixed Rent, Additional Rent or other sum paid hereunder, which Lien arises for any reason, including any and all Liens which arise out of the ownership, leasing, use, condition, occupancy, demolition, construction, possession, repair or rebuilding of the Property or any part thereof or by reason of the failure to pay dues, fees or assessments under the Declaration or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, but excluding Liens created by the Operative Documents or the Securitization Documents and any other Permitted Encumbrances. Lessee's obligation to remove any of the above-described Liens arising prior to the termination of this Lease (or arising due to circumstances occurring prior to the termination of this Lease) shall survive the termination of this Lease. Nothing contained in this Lease shall be considered as constituting the consent or request of the Lessor, express or implied, to or for the performance by any contractor, laborer, materialman or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof.

                  (b) NOTICE IS HEREBY GIVEN THAT THE LESSOR IS NOT AND SHALL NOT BE LIABLE TO ANY PARTY FURNISHING LABOR,

SERVICES OR MATERIALS TO THE LESSEE, OR TO ANYONE HOLDING OR POSSESSING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER SIMILAR STATUTORY LIENS FOR ANY LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE LESSOR'S INTEREST OR ESTATE IN THE PROPERTY OR ANY PART THEREOF.

                  (c) The Lessor agrees that the Lessee during the Term shall have the exclusive right (so long as no Default, Event of Default or Environmental Trigger has occurred and is continuing) to secure any Consents and Permits necessary or desirable for the demolition, development, use, operation, maintenance or condition of the Property or any part thereof; provided that the fair market value, marketability or use of the Property is not materially lessened by any such action. The Lessor agrees to execute such documents and take all other actions as shall be reasonably requested, and otherwise cooperate with the Lessee, in connection with the matters described above; provided, however, that all reasonable costs and expenses incurred by the Lessor in connection therewith shall be borne by the Lessee and that the Lessor shall not be required to execute any documents which would, in the reasonable opinion of the Agent or Lessor, materially adversely affect the value, marketability or use of the Property, create any Trust Liability or otherwise adversely affect the transactions contemplated by the Operative Documents or Securitization Documents or the interests of the Lessor, the Certificate Holders or the Note Holders.

                  Section 6.05 Insurance. (a) The Lessee will purchase and maintain, or cause to be purchased and maintained, insurance with respect to the Property of the following types and in the following amounts, and in no event in amounts less than those maintained by the Lessee or its Affiliates for other similar facilities owned and/or operated by them:

                   (i) All-Risk Property Insurance: All-risk property insurance against physical damage to the Property with a maximum self-insured retention or deductible allowable of (i) $250,000 per occurrence prior to the Completion Date and (ii) $5 million per occurrence on and after the Completion Date (or as otherwise reasonably agreed to by the Majority Holders), in each case, caused by perils now or hereafter embraced by or defined in a manuscript "all risks" insurance policy, including at least such perils as customarily insured for similar Property. Prior to the Completion Date, such all-risk property insurance shall not contain any exclusions to coverage other than the exclusions (or exclusions that are substantially the same as those) set forth on Schedule 6.05(a)(i), unless otherwise reasonably agreed to by the Majority Holders;

                  (ii) General Liability Insurance: Comprehensive general liability (including contractual, completed operations and product liability), insurance against claims for bodily injury (including death), personal injury and property damage occurring in respect of the Property or resulting from activities related to the Property, in the minimum combined single limit amount of $50 million in the annual aggregate for bodily injury (or death) and/or property damage with (i) first-dollar coverage, no deductible or self-insured retention allowable prior to the Completion Date and (ii) a maximum self-insured retention allowable of $5 million on and after the Completion Date (or as otherwise reasonably agreed to by the Majority Holders). Prior to the Completion Date, such comprehensive general liability insurance shall not contain any exclusions to coverage other than the exclusions (or exclusions that are substantially the same as those) set forth on Schedule 6.05(a)(ii), unless otherwise reasonably agreed to by the Majority Holders; and

                 (iii) Other Insurance: Such other insurance, including automobile liability, in such amounts and against such risks, as is either (x) customarily carried by companies owning, operating or leasing property or conducting businesses similar and/or similarly situated to the Property and/or the Lessee, or (y) reasonably requested from time to time by the Lessor.

                  Such insurance shall be written by companies that are nationally recognized (including Lloyd's of London or other recognized international insurers with an ISI rating of not less than BBB); primary insurance shall be written by companies rated at least A-IX in the most recent edition of Best's Key Rating Guide, or an equivalent rating from a nationally recognized rating agency or as otherwise agreed to by the Agent, the Lessor and the Purchasers, selected by the Lessee and, other than the insurance specified in Section 6.05(a)(i), shall name SSBTC (in its individual capacity and as Trustee) and the Agent, on its own behalf and on behalf of the Holders from time to time of the Instruments and their assignees, as additional insureds, as their interests may appear.

                  (b) The insurance referred to in Section 6.05(a)(i) may be a blanket policy and shall (i) at all times be in a per occurrence amount at least equal to the single largest possible loss or damage to the Property; (ii) cover the full cost to replace or repair any loss or damage to the Property; (iii) name the Lessor as an additional insured prior to the Completion Date; (iv) include a lenders' loss payable endorsement in favor of the Lessor and any loss or damage under such insurance policies shall be payable to the Lessor to be held and applied pursuant to the terms of this Lease; (v) provide that the interests of the Lessor, the Agent and the Holders from time to time of the Instruments shall be insured regardless of any breach or violation by the Lessee of any warranties, declarations or conditions contained in such insurance; (vi) provide that such insurance shall not be invalidated by any act, omission or negligence of the Lessee, the Lessor, the Agent or the Holders from time to time of the Instruments, nor by any proceedings or notices thereof relating to the Property or Item thereof, nor by legal title to, or ownership of the Property or any Item thereof becoming vested in or by Lessor or its agents, nor by use of the Property or any part thereof for purposes more hazardous than permitted by such policy; and (vii) provide that all insurance claims pertaining to the Property or any part thereof shall be adjusted by the insurers thereunder with the Lessee and the Lessor may at its option participate with the Lessee and their insurers in any compromise, adjustment or settlement.

                  All policies of insurance required to be maintained pursuant to Section 6.05(a)(ii) which cover liability for bodily injury or property damage shall provide that all provisions of such insurance, except the limits of liability (which shall be applicable to all insureds as a group) and liability premiums (which shall be solely a liability of the Lessee), shall operate in the same manner as if there were a separate policy covering each such insured and/or additional insured, without right of contribution from any other insurance which may be carried by an insured and/or additional insured.

                  Every policy required under Section 6.05(a) shall (i) expressly provide that it will not be canceled or terminated except upon 60 days' written notice to the Lessor and the Lessee, except in the case of cancellation or termination due to a lapse for non-payment, in which case only 10 days' written notice shall be required; (ii) include a waiver of all rights of subrogation against the Lessor, the Agent and the Holders from time to time of the Instruments and any recourse against the Lessor, the Agent or the Holders from time to time of the Instruments for payment of any premiums or assessments under any policy; and (iii) not contain a provision relieving the insurer thereunder of liability for any loss by reason of the existence of other policies of insurance covering the Property or any Item thereof against the peril involved, whether collectible or not, if such other policies do not name the Lessor, the Agent and the Holders from time to time of the Instruments as additional insureds with loss payable as provided in the Lease. The Lessee shall advise the Lessor promptly of any policy cancellation or any change adversely affecting the coverage provided thereby.

                  (c) The Lessee shall deliver to the Lessor and the Agent the certificates of insurance evidencing the existence of all insurance which is required to be maintained by the Lessee hereunder including descriptions of the previously mentioned Insurance Requirements, such delivery to be made (i) as provided in Section 2.01(j), 2.02(i) and 4.01 of the Participation Agreement,
(ii) at least twenty-one (21) days
prior to the issuance of any additional policies or amendments or supplements to any of such insurance, and (iii) upon the expiration date of any such insurance. The Lessee shall notify the Lessor and Agent of any nonrenewal of any policy required hereunder and shall cause each insurer under each policy required hereunder to give the Lessor notice of any lapse under any such policy. The Lessee shall not obtain or carry separate insurance concurrent in form, or contributing in the event of loss, with that required by this Section 6.05 unless the Lessor, the Agent and the Holders from time to time of the Instruments are named as additional insureds therein, with loss payable as provided in this Lease. The Lessee shall immediately notify the Lessor, the Agent and the Holders from time to time of the Instruments whenever any such separate insurance is obtained and shall deliver to the Lessor the certificates of insurance and any other documentation (other than blanket policies) required by the Lessor evidencing the same as is required hereunder.

                  (d) The insurance requirements of this Section 6.05 (collectively, the "Insurance Requirements") shall not be construed to negate or modify the Lessee's obligations under Section 4.01 of the Participation Agreement.

                  Section 6.06 Maintenance and Repair. (a) The Lessee, at its own cost and expense, will manage and maintain the Property in good mechanical condition and repair (ordinary wear and tear excepted), in accordance with prudent industry practice and in a manner consistent with that of other similar properties owned or operated by it or its Affiliates similarly situated, and will take all action, and will make all changes and repairs, structural and nonstructural, foreseen and unforeseen, ordinary and extraordinary, which may be required to maintain the Property in good mechanical condition and repair (ordinary wear and tear excepted), in accordance with prudent industry practice, and in compliance with (1) all Legal Requirements and Insurance Requirements at any time in effect, and (2) any required maintenance procedures of the manufacturers of Property relating to maintenance and operation (if and so long as there are any manufacturer's warranties applicable) necessary to preserve the manufacturer's warranties, if any, on the Property. The Lessee shall, in accordance with prudent industry practice, repair or replace each Item of Property that shall have become worn out, damaged, inoperative or obsolete in whole or in part; provided, however, that (i) the fair market value, marketability or use of the Property shall not be materially lessened and (ii) such replacements shall be of a type currently used in the industry for the same purpose and having a remaining useful life at least as long as that of the Item of Property (or any part thereof), as the case may be, repaired or replaced (prior to obsolescence, loss or damage and the like). All repairs, replacements and rebuilding by the Lessee hereunder, to the extent permitted by Law, shall immediately become and shall remain part of the Property of the Lessor, subject to this Lease. The Lessor shall not be required to, and Lessee hereby waives any right to require the Lessor to, manage, maintain, replace, repair or rebuild the Property or any part thereof and the Lessee waives any and all rights it may now or hereafter have to make any repairs at the cost and expense of the Lessor pursuant to any Legal Requirement, Insurance Requirement, or otherwise, at any time in effect.

                  (b) All appliances, parts, instruments, appurtenances, accessories, furnishings and other Property of whatever nature, which may from time to time be incorporated or installed in or attached to any Item of Property ("Parts") (except for a temporary replacement Part) at any time removed from the Property shall remain the property of the Lessor and subject to this Lease, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to such Property and that meet the requirements specified in the preceding paragraph. Immediately upon any replacement Part (except for a temporary replacement Part) becoming incorporated or installed in or attached to any Item of Property as provided herein, without further act, (i) ownership of the replaced Part shall thereupon vest in the Lessee or its designee, free and clear of all rights of the Lessor and shall no longer be deemed a Part hereunder; (ii) ownership of such replacement Part shall thereupon vest in the Lessor (subject only to Permitted Encumbrances); and (iii) such replacement Part shall become subject to this Lease and be deemed part of the Property for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to the Property.

                  (c) Except for Permitted Encumbrances, in the event that all or any part of the Property shall encroach upon any adjoining or adjacent property or right-of-way, or shall violate any rights-of-way, permits, licenses, agreements or conditions affecting the Property or any part thereof, or shall obstruct any easement or right-of-way to which the Property or any part thereof may be subject, then the Lessee shall, at its sole cost and expense, either (i) contest such matter pursuant to 6.01(b) hereof, (ii) obtain valid and effective Permits for or Consents to such encroachments and/or violations (without any liability to the Lessor, the Agent, the Certificate Holders or the Note Holders for which such parties are not indemnified by the Lessee) or waivers or settlements of all claims, liabilities and damages resulting therefrom, or (iii) make such changes, including alteration or removal, to the Property (as the case may be) and take such other action as shall be reasonably necessary to rectify such encroachments, violations, hindrances, obstructions or impairments, subject to the Lessor's consent if and to the extent required by Section 6.01(b).

                  Section 6.07 Inspection Rights. (a) Subject to any restrictions that may be contained in any Real Property Instruments, the Lessor Group shall have the right (which may be delegated to its consultants and authorized representatives), but not the obligation, to inspect the Property and any part thereof and records related to the construction, operation and use of the Property and to discuss such of the affairs, finances, and accounts as are relevant to the Operative Documents or the Securitization Documents with the officers of Lessee, in all cases, at reasonable times in compliance with and subject to Lessee's reasonable security and safety procedures, in effect from time to time. Any such inspection shall be made after 10 days advance written notice to the Lessee; provided, however, that no advance written notice need be given if any member of the Lessor Group, in its reasonable discretion, has reason to believe that a Default, Event of Default or Environmental Trigger has occurred or other exigent or emergency conditions exist; and provided further, that all such inspections upon the occurrence and during the continuance of a Default, an Event of Default or a Environmental Trigger shall be at the expense of the Lessee.

                  (b) If a Default, an Event of Default, or an Environmental Trigger has occurred and is continuing or if the Lessee has exercised its option to terminate this Lease pursuant to Section 3.03(a)(ii), then the Lessee shall give or cause to be given to the Lessor Group such additional access to the Property and to the Lessee's books and records relating to the management, operation, use, maintenance, renovation, construction or occupancy of the Property as it may require for any purpose, including for marketing, selling, operating or otherwise disposing of the Property.

                  Section 6.08 Assignments, Etc. Except as expressly provided in
Section 5.04(a) or except in the case of the Lessee's grant of an Approved IRU, the Lessee shall not mortgage, pledge, assign or otherwise encumber its interest in and to this Lease or in and to any IRU or the rentals payable thereunder without the prior written consent of the Lessor. Any mortgage, pledge or assignment of the Lessee's interest hereunder or under any such IRU granted, otherwise than as expressly permitted by this Section 6.08, shall be null and void and of no force or effect. A Change in Control of Lessee by merger, consolidation or any other means, or any assignment by operation of law shall be deemed an assignment requiring the Lessor's prior written consent.

                  Section 6.09 Location. Except as expressly permitted by
Section 5.08 or other provisions of this Lease, the Lessee shall not change the location of any Item of Property without the prior written consent of the Lessor.

                                   ARTICLE VII

                            CONDEMNATION AND CASUALTY

                  Section 7.01 Condemnation and Casualty. (a) The Lessee hereby irrevocably assigns to the Lessor any award or compensation or insurance payment or other proceeds to which the Lessee may become entitled by reason of its interest in the Property or any part thereof (other than proceeds from business interruption insurance) if prior to the Expiration Date (i) the Property or any part thereof is damaged or destroyed by fire or other casualty (each, a "Casualty") or (ii) the use, occupancy or title of the Property or any part thereof is taken or requisitioned or sold in, or on account of any actual or threatened condemnation or eminent domain proceedings, or other action by any Person having the power of eminent domain or condemnation (each, a "Condemnation").

                  (b) The Lessee shall promptly notify the Lessor in writing of any such Casualty or Condemnation and shall appear in any proceeding or action to defend, negotiate, prosecute or adjust any claim for any award or compensation or insurance payment on account of any Casualty or Condemnation and shall take all appropriate action in connection with any Casualty or Condemnation. The Lessor shall have the right to appear and participate and to employ counsel in any such proceeding or action, and the fees and expenses of such counsel shall be paid by the Lessor. If the Lessee shall elect not to appear or shall fail to prosecute diligently, the Lessor may assume the prosecution thereof and the Lessee shall pay all of the reasonable costs and expenses of the Lessor (including, but not limited to, fees and expenses of Lessor's Special Counsel) and the fees and expenses of Special Counsel. No settlement of any such proceeding or action shall be made by the Lessee or the Lessor without the written consent of the other party hereto, which consent shall not unreasonably be withheld, conditioned or delayed.

                  (c) Any and all amounts representing proceeds paid in connection with any such Condemnation or Casualty, as the case may be (collectively, the "Proceeds"), shall be paid over to the Proceeds Trustee to be held in trust by such Proceeds Trustee and distributed pursuant to this Section 7.01(c) and Sections 7.03 and 7.04, as appropriate (all such Proceeds, less the costs and expenses incurred by the Lessor and the Lessee in collecting such amounts, but including any reimbursement by the Lessee for costs and expenses in connection therewith to which the Lessor, the Certificate Holders and the Note Holders are entitled pursuant to the Operative Documents or Securitization Documents, are the "Net Proceeds"). Any and all Proceeds received by the Lessee in connection with any such proceeding or action shall be paid over to the Lessor, shall be segregated from other funds of the Lessor and shall be forthwith paid over to the Proceeds Trustee. The Lessee agrees that this Lease shall control the rights of the Lessor and the Lessee in any such Proceeds, and any present or future Law to the contrary is hereby waived. Any and all reasonable charges, fees and expenses of the Proceeds Trustee shall be paid from the Net Proceeds.

                  Section 7.02 Condemnation or Casualty with Termination. If a Casualty or Condemnation occurs during the Term and the Lessor has received an opinion, which shall be at the Lessee's sole cost and expense, of the Independent Engineer to the effect that the restoration of the Property could not be expected to restore and rebuild the Property to an economic unit of substantially the same capacity, efficiency and useful life as existed prior to such Casualty or Condemnation or such restoration and rebuilding could not be expected to be completed in full prior to the Expiration Date, then the Lessor or Lessee shall have the option, in their sole discretion, to deliver a Termination Notice.

                  Section 7.03 Condemnation or Casualty Without Termination. If, after a Casualty or Condemnation, neither the Lessor nor the Lessee has given a Termination Notice in accordance with 7.02, then this Lease shall continue in full force and effect, and the Lessee shall, at its sole cost and expense, promptly commence and diligently pursue to completion the rebuilding, replacement or repair of any damage to the Property, caused by such event in conformity with the requirements of Section 6.06, as applicable, in order to restore the Property, (in the case of a Condemnation, as nearly as practicable) to the value and operating condition thereof immediately prior to such event (but in no event to a value less than the aggregate Original Capitalized Cost of the Property (determined in accordance with Section I-B of Schedule 1)). In connection with such restoration the Lessee shall, before beginning such restoration, submit plans and specifications for such restoration, together with an estimate of the cost thereof, and all necessary construction contracts therefor for the Lessor's and the Independent Engineer's approval, which will not be unreasonably withheld, conditioned or delayed; provided that (i) the Property can be restored to an economic unit of substantially the same character and fair market value as existed immediately prior to such Casualty or Condemnation and (ii) if the estimated cost to complete such restoration exceeds the amount of Net Proceeds, the Lessor is, in its sole judgment, satisfied that the Lessee shall have sufficient funds (the "Excess Funds") available to pay such excess, which Excess Funds shall be deposited by the Lessee with the Proceeds Trustee and distributed to the Lessee as hereinafter provided. If the conditions set forth in the foregoing proviso are not satisfied, the Lessor may deliver a Termination Notice.

                  (b) Such work shall be completed in a good and workmanlike manner free and clear of all Liens for labor, services or materials (except Permitted Encumbrances) and in compliance with all applicable Legal Requirements and

Insurance Requirements. Upon completion of such work, the Lessee shall cause the Independent Engineer to deliver a certificate to the effect that final completion of the work has occurred and that the operating condition of the Property, after taking into consideration the restoration, is equivalent to, or better than, the operating condition that existed immediately prior to the Casualty or Condemnation assuming compliance with Section 6.06. All fees and expenses of the Independent Engineer in connection with any rebuilding and restoration shall be at the Lessee's sole cost and expense.

                  (c) The Lessee shall be entitled to receive payment from the Net Proceeds or the Excess Funds, as the case may be, from time to time as such work of rebuilding, replacement or repair progresses, but only after presentation of certificates of the Independent Engineer, delivered by the Lessee to the Proceeds Trustee (with a copy to the Lessor) from time to time as such work of rebuilding, replacement or repair progresses. Each such certificate of the Independent Engineer shall describe the work for which the Lessee is requesting permission to pay or requesting payment and the cost incurred by the Lessee in connection therewith and shall state that such work has been properly completed and that the Lessee has not theretofore received payment for such work, and shall be accompanied by an Officer's Certificate of the Lessee certifying that no Default, Event of Default or Environmental Trigger has occurred and is continuing and that the Net Proceeds and Excess Funds held by the Proceeds Trustee are to the best of its knowledge adequate to complete such rebuilding, replacement or repair in accordance with this Section 7.03(c). Upon completion of and final payment for such work, the Lessee's Officer's Certificate shall be accompanied by duly executed Lien waivers executed by each materialman or mechanic furnishing materials or labor for which the Lessee requested permission to pay or requested payment.

                  (d) The Proceeds Trustee shall deliver, or cause to be delivered, payment within five (5) Business Days after its receipt of the certificates required above. In connection with such payments, the Proceeds Trustee shall first apply the Excess Funds to the cost of such restoration prior to the disbursement of any Net Proceeds by the Proceeds Trustee for such purpose. Upon receipt by the Proceeds Trustee (with a copy to the Lessor) of an Officer's Certificate from the Lessee, to the effect that final payment has been made for any such work and stating that the rebuilding, replacement or repair has been completed in compliance with the terms and conditions of this Lease, the remaining amount of such Net Proceeds shall be paid to the Lessee. The Lessee shall be responsible for the cost of any such repair, rebuilding or restoration in excess of such Net Proceeds and Excess Funds, for which cost the Lessee shall make adequate provision acceptable to the Lessor.

                  Section 7.04 Temporary Condemnation or Lease Termination. Notwithstanding any provision to the contrary contained in this Article VII, in the event of any temporary Condemnation, this Lease shall remain in full force and effect, and provided no Default, Event of Default or Environmental Trigger has occurred and is continuing, the Lessee shall be entitled to receive the Net Proceeds allocable to such temporary Condemnation, except that if this Lease shall expire or terminate during such temporary Condemnation, then the Lessee shall be entitled to the Net Proceeds allocable to the period after the termination or expiration of this Lease only if it has paid the Termination Value for the Property.


                                  ARTICLE VIII

                              ENVIRONMENTAL MATTERS

                  Section 8.01 Environmental Event. (a) The Lessee shall promptly, but in any case within five Business Days, notify the Lessor and the Agent if (i) any environmental event has occurred or any environmental condition is discovered in, on, beneath, from or involving the Property or any part thereof (including, but not limited to, the presence, emission or release of Hazardous Materials or the violation of any applicable Environmental Law) for which a remediation or reporting could reasonably be required or (ii) the Lessee has received notification that it, the Lessor, the Property or any part thereof is the subject of an Environmental Action that could reasonably be expected to result in any ordered remediation or corrective action or other liability (each of (i) and (ii) an "Environmental Event").

                  Section 8.02 Environmental Trigger Termination. Following the receipt of a notice pursuant to Section 8.01(a), the Lessor, the Agent, or the Majority Holders, each in their sole discretion, may require the Lessee to cause the Environmental Consultant to conduct an environmental audit of the Property, having a scope designed to evaluate the existence and anticipated impact of the Environmental Event at issue, at the cost and expense of the Lessee, and to provide a copy of the Environmental Consultant's report on its audit to the Lessor, the Majority Holders and the Agent. If it is the opinion of the Agent and the Environmental Consultant that an Environmental Event has occurred or exists that would result in a material adverse effect on the use, value or condition of the Property, (an "Environmental Trigger"), the Lessor, the Agent or the Majority Holders shall have the option, each in its sole discretion, to deliver or cause the Lessor to deliver, within thirty days after receipt of such report, a Termination Notice.

                  Section 8.03 Environmental Remediation. Irrespective of whether an Environmental Trigger has occurred, the Lessee shall immediately commence, or cause to be commenced, at its sole cost and expense, such actions as may be necessary to comply in all material respects with all applicable Environmental Laws and to alleviate any significant risk to human health or the environment if the same arises from a condition on or in respect of the Property or any part thereof, whether existing prior to, on or after the date of this Lease. Once the Lessee commences such actions, the Lessee shall thereafter diligently and expeditiously proceed to comply in a timely manner with all Environmental Laws and to eliminate any significant risk to human health or the environment and shall, at the request of the Lessor or the Agent, give periodic progress reports on its compliance efforts and actions.


                  Section 8.04 Environmental Compliance. The Lessee shall, and it shall require and ensure that any and all sublessees, employees, contractors, subcontractors, agents, representatives, affiliates, consultants, occupants and any and all other Persons, (i) comply with all applicable Environmental Laws, and (ii) use, employ, process, emit, generate, store, handle, transport, dispose of and/or arrange for the disposal of any and all Hazardous Materials in, on or, directly or indirectly, related to or in connection with the Property or any part thereof in a manner consistent with prudent industry practice and in compliance with all applicable Environmental Laws, and in a manner which does not pose a significant risk to human health, safety (including occupational health and safety) or the environment. The Lessor and the Lessee hereby acknowledge and agree that the Lessee's obligations hereunder with respect to Hazardous Materials and Environmental Laws are intended to bind the Lessee with respect to matters and conditions on, in, under, beneath, from, with respect to, affecting, related to, in connection with, or involving the Property or any part thereof.


                                   ARTICLE IX

                                    REMEDIES

                  Section 9.01 General Remedies. In accordance with the terms and conditions contained in this Lease, the Lessor may take all steps to protect and enforce the rights of the Lessor or obligations of the Lessee hereunder, whether by action, suit or proceeding at Law or in equity (for the specific performance of any covenant, condition or agreement contained in this Lease, or in aid of the execution of any power herein granted or for any foreclosure, or for the enforcement of any other appropriate legal or equitable remedy) or otherwise as the Lessor shall deem necessary or advisable.

                  Section 9.02 Default Remedies. (a) Subject to Section 9.02(i), if an Event of Default shall have occurred and be continuing, including an Event of Default arising from the breach of a covenant, condition or other provision hereof, then upon five Business Days' prior written notice by the Lessor to the Lessee, in addition to all other rights, remedies or recourses available, the Lessor may either (A) terminate this Lease by issuing a Termination Notice or
(B) terminate the Lessee's right to possession of the Property or any part thereof.

                  (b) If the Lessor should elect to terminate this Lease as provided in clause (A) of Section 9.02(a), then this Lease and the estate hereby granted shall expire and terminate at midnight on the fifth Business Day (or such later date as may be specified therein) after the date of such notice, as fully and completely and with the same effect as if such date was the date herein fixed for the expiration of the Term and all rights of the Lessee shall terminate, but the Lessee shall remain liable as hereinafter provided.

                    (c) Should the Lessor elect not to terminate this Lease, this Lease shall continue in effect and the Lessor may enforce all the Lessor's rights and remedies under this Lease including the right to recover the Fixed and Additional Rent as each becomes due under this Lease. For the purposes hereof, the following do not constitute a termination of this Lease:

                      (i) Acts of maintenance or preservation of the Property or any part thereof or efforts to relet the Property or any part thereof, including termination of any sublease of the Property to a third party and removal of such subtenant from the Property;

                     (ii) The appointment of a receiver upon initiative of the Lessor to protect the Lessor's interest under this Lease; and/or

                    (iii) The exercise of any rights under Section 11.02.

                  (d) If an Event of Default shall have occurred and be continuing, upon five Business Days' notice, the Lessor shall have (i) the right, whether or not this Lease shall have been terminated pursuant to Section 9.02(a), to re-enter and repossess the Property or any part thereof, as the Lessor may elect, by summary proceedings, ejectment, any other legal action or in any other lawful manner the Lessor determines to be necessary or desirable and (ii) the right to remove all Persons and property therefrom. The Lessor shall be under no liability by reason of any such re-entry, repossession or removal. No such re-entry or repossession of the Property or any part thereof shall be construed as an election by the Lessor to terminate this Lease unless a Termination Notice is given to the Lessee pursuant to Section 9.02(a)(A), or unless such termination is decreed by a court or other governmental tribunal of competent jurisdiction. Should the Lessor elect to re-enter the Property as herein provided or should the Lessor take possession pursuant to legal proceedings or pursuant to any notice provided for by Law or upon termination of this Lease of the Lessee's right to possession of the Property or any part thereof pursuant to Section 9.02(a) or otherwise as permitted by Law, the Lessee shall peaceably quit and surrender the Property or any part thereof to the Lessor. In any such event, neither the Lessee nor any Person claiming through or under the Lessee, by virtue of any Law, shall be entitled to possession or to remain in possession of the Property or any such part thereof, but shall forthwith quit and surrender the Property to the Lessor.

                  (e) At any time or from time to time after the re-entry or repossession of the Property or any part thereof pursuant to Section 9.02(d), whether or not this Lease shall have been terminated pursuant to Section 9.02(a), the Lessor may (but shall be under no obligation to) relet the Property or any part thereof, for the account of the Lessee, without notice to the Lessee, for such term or terms and on such conditions and for such uses as the Lessor, in its sole and absolute discretion, may determine. The Lessor may collect and receive any rents or other proceeds payable by reason of such reletting. The Lessor shall not be liable for any failure to relet the Property or any part thereof or for any failure to collect any rent due upon any such reletting.

                  (f) No termination of this Lease or of the Lessee's right to possession of the Property or any part thereof pursuant to Section 9.02(a), or by operation of Law, and no re-entry or repossession of the Property or any part thereof pursuant to Section 9.02(d), and no reletting of the Property or any part thereof pursuant to Section 9.02(e), shall relieve the Lessee of its liabilities and obligations hereunder, all of which shall survive such termination, re-entry, repossession or reletting.

                  (g) In the event of any termination of this Lease or of the Lessee's right to possession of the Property or any part thereof by reason of the occurrence of any Event of Default, the Lessee shall pay to the Lessor all Fixed Rent, Additional Rent and other sums required to be paid to and including the date of such termination of this Lease or of the Lessee's right to possession; and thereafter, until the end of the Term, whether or not the Property or any part thereof shall have been relet, the Lessee to the extent permitted by applicable Law shall be liable to the Lessor for, and shall pay to the Agent (on behalf of the Lessor), on the days on which such amounts would be payable under this Lease in the absence of such termination, re-entry or repossession, as agreed current damages and not as a penalty: all Fixed Rent, Additional Rent and other sums which would be payable under this Lease by the Lessee, in the absence of such termination, re-entry or repossession, and all costs (including attorneys' fees and expenses) incurred by the Lessor hereunder (payable on demand) and all costs of any environmental remediation pursuant to Section 8.03.

                  (h) To the extent permitted by Law, at such time after the termination or expiration of this Lease if the Lessee shall have paid all amounts required to be paid by it under this Lease, the other Operative Documents and the Securitization Documents and the Lessee shall have discharged any and all obligations to the Lessor, the Certificate Holders and the Note Holders, then the Lessor shall pay and assign to the Lessee, when received, the net proceeds, if any, of any reletting effected for the account of the Lessee pursuant to Section 9.02(e), and any residual interest in the Property after deducting from such proceeds all of the Lessor's expenses in connection with such reletting (including, but not limited to, all repossession costs, brokerage commissions, attorneys' fees and expenses, employees' expenses, alteration costs and expenses of preparation for such reletting and all costs of any environmental remediation pursuant to Section 8.03).

                  (i) The Company may, at any time prior to exercise of any remedies by the Lessor hereunder, elect to cure any Default, Event of Default or Environmental Trigger by purchasing the Property or Item of Property to the extent that such purchase would cure (to the Agent's sole satisfaction) a Default or Event of Default or Environmental Trigger and for an amount equal to such Property's Termination Value.

                  Section 9.03 Lessee Default Repurchase Option. Notwithstanding the foregoing, if an Event of Default shall have occurred, the Lessee may within five (5) Business Days after the earliest of the Lessor's or Agent's notice of such occurrence thereafter pay to the Agent, on behalf of the Lessor, an amount equal to the Termination Value for all of the Property in which event the Lessor shall be obligated to convey the Property to the Lessee in compliance with
Section 5.04.

                  Section 9.04 Payment on Default. The Lessor shall be entitled to recover from the Lessee, and the Lessee will pay to the Agent (on behalf of the Lessor) on demand, such amounts set forth below in lieu of all liquidated damages in respect of Fixed Rent beyond the date of such demand (but in addition to any claim for current damages in respect of Fixed Rent or Additional Rent and any other amounts due and payable to the Lessor hereunder (prior to the date of such demand)), at any time after termination of the Term of this Lease or re-entry or repossession of the Property, in any case, by reason of the occurrence of:

                      (i) an Event of Default (other than an Event of Default under Section 6.01 **** or 6.01 **** of the Participation Agreement or claims brought by the ****, an amount equal to the Residual Value Amount, in which event the Lessee shall release all of its interest in the Property;

                      (ii) an Event of Default under Section 6.01 **** or 6.01 **** of the Participation Agreement, or claims brought by the ****, an amount equal to the ****, in which event the Lessor shall be obligated to convey the Property to the Lessee in compliance with Section 5.04;

                      (iii) an Event of Default (other than under Section 6.01 **** or 6.01 **** of the Participation Agreement) ****, an amount equal to the ****, in which event the Lessor shall be obligated to convey the Property to the Lessee in compliance with Section 5.04; or

                      (iv) an Event of Default under Section 6.01 **** or 6.01 **** of the Participation Agreement, an amount equal to ****, in which event the **** the Property;

provided, however, that with respect to clauses (i) and (iv), the Company shall not be obligated to pay an amount in excess of **** calculated to include all Rent and other amounts due and payable to the Lessor as if such amounts had been paid by the Company prior thereto.

                  Section 9.05 Additional Rights. (a) No right or remedy hereunder shall be exclusive of any other right or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or under the other Operative Documents or Securitization Documents or now or hereafter existing at Law or in equity and the exercise by the Lessor or the Collateral Agent of any one or more of such rights, powers or remedies shall not preclude the simultaneous exercise of any or all of such other rights, powers or remedies. Failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future. Receipt by the Lessor (or by the Agent on behalf of the Lessor) of any Fixed Rent, Additional Rent, Residual Value Amount, Termination Value or other sum payable hereunder or under any other Operative Document or Securitization Documents with knowledge of the breach by the

Lessee of any provision hereof shall not constitute a waiver of such breach, and no waiver by the Lessor of any provision hereof shall be deemed to have been made unless made in writing. The Lessor shall be entitled to injunctive relief in case of the violation or attempted or threatened violation of any of the provisions hereof, a decree compelling performance of any of the provisions hereof or any other remedy allowed to the Lessor at law or in equity.

                  (b) Except as otherwise provided in Section 9.03, the Lessee hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right and privilege which they may have under any applicable Law or otherwise to redeem the Property or any part thereof or to have a continuance of this Lease after termination of the Lessee's right of occupancy by Law or by any legal process or writ, or under the terms of this Lease, or after the termination of the Term of this Lease as herein provided and (ii) the benefits of any Law which exempts property from liability for debt or for distress for rent.

                  (c) If an Event of Default exists hereunder, the Lessee shall pay to the Agent (on behalf of the Lessor) on demand all fees and out-of-pocket expenses incurred by the Lessor in enforcing its rights under this Lease, including attorneys' fees and expenses.

                  (d) The Lessee makes no representation or warranty concerning the ability of the Lessor to reenter or repossess any portion of the Property that may be located on Real Property to which access rights are restricted under applicable Real Property Instruments.


                                    ARTICLE X

                                    SURRENDER

                  Section 10.01 Return of Property. (a) If upon the expiration or termination of the Term or the termination of Lessee's possession of the Property, Lessee or its designee has not purchased the Property as provided hereunder, the Lessee shall surrender (i) all of the Property in the operating condition, efficiency, utility and with the remaining useful life, it had upon the commencement of the Term, acquisition or completion of construction, as the case may be, except as repaired, rebuilt, renovated, altered, added to or built as permitted or required hereby and except for ordinary wear and tear, and (ii) the Alterations in good operating condition, in substantially the condition the same were in when acquired, constructed or installed, except for ordinary wear and tear. To the extent that the Property is not in compliance with the above upon such expiration or termination (except as a consequence of a Casualty or

Condemnation, as to which Article VII applies), the Lessee shall pay to the Agent (on behalf of the Lessor) such additional amounts as are required to place it in compliance therewith.

                  Section 10.02 No Liens. The Lessee shall also surrender the Property to the Lessor free and clear of all Liens, easements, consents and restrictive covenants and agreements affecting the Property other than Permitted Encumbrances.

                  Section 10.03 Environmental Compliance. The Lessee shall also surrender the Property in a condition such that it is in compliance with all applicable Environmental Laws then enacted and all regulations then proposed at the time of construction or "modification" (as such term is defined in 40 CFR
Section 51.165(a)(1)(v), Section 51.166(b)(2), Section 52.21(b)(2) and Section
60.14) of the Property by any governmental agency to the extent such regulations contain retroactive requirements (irrespective of whether the deadline for such compliance would otherwise expire after the end of the Term. Nothing contained in this Section 10.01 shall relieve or discharge or in any way affect the obligation of the Lessee to cure promptly pursuant to this Lease any violations of Legal Requirements referred to in this Lease, or to pay and discharge any Liens and Charges against the Property, subject, however, to the right of the Lessee to contest the same pursuant to the provisions of Sections 12.09 and 6.01(b). Lessee shall cooperate, to the fullest extent permitted by Law, with the Lessor, its subsequent lessees, operators or purchasers to effect the transfer of all of Lessee's Consents and Permits for the Property to such Persons.

                  Section 10.04 Removal of Other Property. The Lessee, at its sole cost and expense, shall remove from the Property on or prior to such expiration or termination, all property which is not owned by the Lessor and shall repair any damage caused by such removal and shall restore the Property to the condition and working order (or reasonable equivalent thereof) in which it existed immediately prior to the installation or removal of such property, except for ordinary wear and tear. Lessee shall indemnify and hold harmless the Lessor, its successors and assigns against any loss, liability, cost, expense, penalty or claim arising out of the Lessee's removal of such property from the Property including any environmental liability arising therefrom. Any such property of the Lessee not so removed shall become the property of the Lessor, and the Lessor may cause such property to be removed and disposed of, and the cost of any such removal and disposition of the Lessee's property and of repairing any damage caused by such removal and of the restoration of the Property to the condition and working order (or reasonable equivalent thereof) in which it existed immediately prior to the installation or removal of such property, ordinary wear and tear excepted, shall be borne by the Lessee.

                  Section 10.05 Return Conditions. Upon the election of the Lessee to terminate this Lease pursuant to Section 3.03(a)(ii), or upon other termination of this Lease, provided that the Lessee or its designee does not purchase the Property, the Lessee shall provide, or cause to be provided or accomplished, at the sole cost and expense of the Lessee, to or for the benefit of the Lessor and the holders of the Instruments, at least thirty (30) days but not more than sixty (60) days prior to the Expiration Date or date of such other termination of this Lease each of the following (collectively, the "Return Conditions"):

                      (i) To the extent that the Property includes Real Property, receipt by the Agent of an environmental audit, performed by environmental consultants selected by the Lessor, satisfactory in scope and content to the Agent, the Lessor, the Collateral Agent, each Certificate Holder and each B-Note Holder, in each case, in their reasonable discretion to the effect that (A) such Property is in compliance with all applicable Environmental Laws, (B) such Property is free from all Hazardous Materials, the presence of which could have a Material Adverse Effect on the Property and (C) there is no pending or threatened litigation, investigation or other legal proceeding that could result in any liability to any B-Note Holder, Certificate Holder, the Agent or the Lessor.

                     (ii) Receipt by the Agent of a report of the Appraiser and/or the Independent Engineer, satisfactory in scope and content to the Lessor, the Agent, the Certificate Holders and the B-Note Holders, in each case, in their reasonable discretion, to the effect that (A) the Projects have been constructed and maintained in accordance with the terms and conditions of this Lease and the other Operative Documents and the requirements of all Legal Requirements, Permits, Consents and prudent industry standards; (B) all mechanical, electrical, security, plumbing, fire safety, telecommunications, structural and other systems in or constituting part of the Projects are operating properly in accordance with standards and specifications for such systems not less than those in effect on the commencement of the Term, (and such other standards and specifications as may be required by applicable Legal Requirements); and (C) no Condemnation or Casualty or Environmental Trigger has occurred which has not been remedied in accordance with the terms of the Operative Documents.

                    (iii) Receipt by the Agent of evidence satisfactory to the Agent, the Lessor, the Certificate Holders and the B-Note Holders, in each case, in their sole discretion, that the Lessee is, and (as of the Expiration Date or date of such other termination of the Lease) will be, in full compliance with the Services Agreement and has made arrangements satisfactory to the Agent for the provision of services required thereunder for the term thereof.

                     (iv) Receipt by the Agent of evidence satisfactory to the Agent, the Lessor, the Certificate Holders and the B-Note Holders, in each case, in their sole discretion, that the Lessor has a first-priority, perfected security interest in all Network Assets held by other Persons which are related to any IRU constituting a part of the Property.

                  (v) If directed to do so by the Lessor, the Lessee (at its sole cost and expense) shall execute and deliver any and all further instruments, agreements and documents as may, in the reasonable opinion of the Lessor, be necessary to confirm the termination and expiration of this Lease and to acknowledge that the Lessee, from the date of termination and expiration, ceases to have any interest in the Property under this Lease and to confirm the Lessor's interest in the Property.

                  (vi) Receipt by the Agent of a report of an independent appraiser and/or engineer chosen by the Lessor and satisfactory in scope and content to the Lessor, the Agent, the B-Note Holders and the Certificate Holders, in each case, in their sole discretion, to the effect that the fair market value of any Property received in any exchange, substitution, redeployment or similar transaction contemplated by this Lease is at least equal to the fair market value of any Property surrendered in such exchange, substitution, redeployment or similar transaction contemplated by this Lease.

                  (vii) Receipt by the Lessor of the following, each in form and substance satisfactory to the Lessor, the Agent, the B-Note Holders and the Certificate Holders, in each case, in their sole discretion:

                  (A) a complete survey and title report with respect to any Real Property in scope and content reasonably satisfactory to the Agent, the B-Note Holders and the Certificate Holders and in accordance with United States telecommunications industry standards, together with all available information pertaining to (i) ownership or right to use any specified right-of-way or easement or other portion of Real Property, (ii) existing agreements respecting any right-of-way or easement (including utility crossings) or other use of any portion of the Real Property and (iii) restrictions on the right to use or to occupy any right-of-way or easement or other portion of the Real Property for the purposes intended by the Operative Documents;

                  (B) conveyancing, assignment, transfer, and other documents (including any required Consents or Permits) that are sufficient to convey or assign to the Lessor (or its designee) on the Expiration Date either (i) a non-exclusive license to occupy and use any Real Property, including any easements, rights-of-way, licenses, Permits or allowances and other rights of use, (without regard to whether any such right is based on historical use or direct grant of authority from the property owner or applicable Governmental Authority) used by the Lessee in connection with the operation of the Property, to the same extent and in the same manner used by the Lessee during the Term or (ii) a direct grant of authority or right from the property owner or applicable Governmental Authority to occupy and use any Real Property used by the Lessee in connection with the operation of the Property, to the same extent and in the same manner used by the Lessee during the Term, together with amounts sufficient to pay any recording, filing, transfer, documentary stamp or other transfer tax;

                  (C) a complete and current inventory of all Signal Equipment, Racks, uninstalled Cable and other equipment constituting Items of Property (including any Property acquired in exchange or substitution for or redeployment or replacement thereof);

                  (D) detailed as-built maps (allignment sheets) showing the location of all Cable, Conduit and Cable Facilities, including Global Positioning System coordinates for (i) all Cable Facilities and POPs, and (ii) all Cable at intervals of not less than two miles and a detailed description of the identity and location of any other easements, rights-of-way, restrictions or other users of a specified portion or any Real Property;

                  (E) as-built drawings, technical specifications and other engineering data for all Cable Facilities, Racks and POPs;

                  (F) recent test reports covering the matters set forth in Exhibit B and such other matters as the Agent, the Lessor or any Holder of Notes or Certificates may request, each in their sole discretion;

                  (G) true and complete original copies of all contracts, IRUs, books and records, Permits, Consents, licenses, manuals, drawings, blueprints, maps, surveys, specifications, warranties by manufacturers, vendors or others, intellectual property rights, Real Property Instruments and other documents relevant to the ownership, use and operation of the Property.

                  (viii) Receipt by the Agent of evidence satisfactory to the Lessor, the Agent, the B-Note Holders and Certificate Holders, in each case, in their sole discretion, that:

                  (A) the Services Agreement is in full force and effect and Williams and its Subsidiaries are capable of discharging, in a timely and complete manner, all of their respective obligations thereunder; and

                  (B) the Lessor otherwise has title to, or other rights in respect of, in each case, satisfactory to the Lessor, the Agent, the B-Note Holders and Certificate Holders, in each case, in their sole discretion, all of the Property and other assets or rights as may be necessary or appropriate either (1) to operate the Property or (2) to sell, lease, exchange, assign, grant rights to use, encumber or otherwise dispose of all (as an operating business) or any portion of the Property, in each case in conformity with all Legal Requirements, applicable Insurance Requirements, Consents, Permits and contractual commitments binding on the Property, including any licenses (including any required license from the Federal Communications Commission or other Governmental Authority), easements, rights-of-way, and intellectual property rights.

                  (ix) Receipt of evidence satisfactory to the Lessor, the Agent, the B-Note Holders and Certificate Holders, in each case, in their sole discretion, that:

                  (A) all rights and obligations of the Lessor under the Facility Agreements, other than the Surviving Facility Agreements (as hereinafter defined) have been terminated without cost, expense, recourse or other liability of any kind to the Lessor, the Agent, or the Purchasers;

                  (B) the Surviving Facility Agreements and all other agreements and arrangements contemplated thereby are in place, executed by the parties thereto and are valid, enforceable and in full force and effect (both before and immediately after the Expiration Date);

                  (C) the Surviving Facility Agreements and such agreements and arrangements adequately provide for the services and other rights contemplated thereby; (iv) no default exists under any of the Surviving Facility Agreements; and

                  (D) none of the Surviving Facility Agreements have been modified or amended or waived in violation of the provisions of the Operative Documents. The "Surviving Facility Agreements" means (x) the Services Agreement and (y) those Facility Agreements that Lessor, the Agent and each Holder of the B-Notes and Certificates selects (in their sole discretion) to survive the Expiration Date.

                  (x) Receipt by the Agent of evidence satisfactory to the Lessor, the Agent, the B-Note Holders and Certificate Holders, in each case, in their sole discretion, that all outstanding obligations and Charges relating to the Property (other than the B-Notes and the Certificates) have been paid and discharged in full (including all such outstanding obligations and Charges arising as a consequence of satisfaction of the other Return Conditions under this Section).

                  (xi) Receipt by the Agent of an agreement (the "Return Indemnity Agreement") executed by Williams and satisfactory in form and substance to the Lessor, the Agent, the B-Note Holders and Certificate Holders, in each case, in their sole discretion, pursuant to which Williams (i) represents, warrants and covenants that the Return Conditions have been satisfied and will remain satisfied through and immediately after the Expiration Date and (ii) agrees to indemnify and hold harmless the Lessor, the Agent and the Holders of the B-Notes and the Certificates against any loss, cost, expense, (including fees and expenses of legal counsel, accountants and other professionals), tax, penalty or other liability of any kind incurred as a consequence of the falsity or breach of the representations, warranties and covenants of Williams described in clause (i) above. The rights of Lessor under the Return Indemnity Agreement will be assignable to any purchaser of all or any part of the Property (or any other successor or assignee of Lessor).

                   (xii) Receipt of evidence satisfactory to the Lessor, the Agent, the B-Note Holders and Certificate Holders, in each case, in their sole discretion, that the Lessor will not be subject to regulation by any Federal or state Governmental Authority as a common carrier, public utility, intra or interstate telecommunications provider, carrier or otherwise.

                   (xiii) Such other documents, instruments, legal opinions, surveys, and other evidence establishing to the satisfaction of the Lessor, the Agent, the B-Note Holders and Certificate Holders, in each case, in their sole discretion, that (i) Lessor has all property, services, permits, assets and rights necessary, to own, operate and maintain the Property from and after the termination or expiration of this Lease, (ii) no Default, Event of

         Default or Environmental Trigger then exists and (iii) the other Return Conditions have been satisfied.

                  (xiv) If directed to do so by the Lessor, the Lessee (at its expense) shall:

                  (A) Use its reasonable best efforts, available resources and contacts with Governmental Authorities, owners of Real Property and others, in a manner consistent with applicable Laws, to assist the Trustee in obtaining any required easements, rights-of-way, licenses, Consents, Permits or other rights necessary to own, use, sell, operate or otherwise deal with the Property.

                  (B) Pack and ship any or all Equipment to such location or locations within the forty-eight contiguous United States as the Lessor may direct.

                  (xv) Receipt by the Lessor in form and substance satisfactory to the Lessor, the Agent, the B-Note Holders and the Certificate Holders, in each case, in their sole discretion, of conveyancing, assignment, transfer, and other documents (including any required Consents or Permits) that are sufficient to convey to the Lessor (or its designee) on the Expiration Date title to not less than ****) that
         (A) constitute a ****, (B) have an aggregate appraised value at least equal to the **** (utilizing substantially similar appraisal methodologies and assumptions as used to ****) and (C) are conveyed free of any ****.

                  Section 10.06 Survival. The obligations of the Lessee under this Article X shall survive the expiration or any termination of the Term of this Lease (whether by operation of Law or otherwise) for all matters described in this Section which occur or arise prior to such expiration or termination or arise out of or result from facts, events, claims, liabilities, actions or conditions occurring, arising or existing on or before such expiration or termination.


                                   ARTICLE XI

                                    SECURITY

                  Section 11.01 Characterization. The Lessor and the Lessee intend that the Lessee shall treat this Lease, for accounting purposes, as an operating lease. Notwithstanding the intent of the parties, if a court of competent jurisdiction determines that the transaction represented by this Lease, the other Operative Documents and the Securitization Documents will not be treated as an operating lease but will be treated as a financing transaction, then the parties hereto intend that (i) this Lease be treated as a mortgage and security agreement encumbering the Property given by the Lessee to the Lessor in a principal amount equal to the cost of acquisition and construction of the Property plus any other amounts owing to the Lessor, the Agent, the Collateral Agent, the Note Holders or the Certificate Holders (collectively, the "Secured Party") under the Operative Documents and the Securitization Documents including Fixed Rent, Additional Rent and the Termination Value (collectively, the "Loan"), (ii) all payments of Fixed Rent, Additional Rent and the Termination Value be treated as payments of principal, interest and other amounts owing with respect to such Loan, respectively, (iii) the Lessee be treated as entitled to all benefits of ownership of the Property or any part thereof, and (iv) this Lease be treated as (x) a mortgage that has, in respect of the Property located in any state (the "Relevant State"), the terms set forth in Section 11.02 and
(y) a security agreement that has the terms set forth in Section 11.03.

                  Section 11.02 Mortgage. (a) The Lessee, as mortgagor, hereby has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned and by these presents does hereby forever, mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto the Lessor, as mortgagee, or any successor thereto, for the benefit of the Secured Party, a continuing lien upon and a security interest in and to all of the Lessee's right, title and interest in and to the following property rights and interests:

                      (i) all of the Property;

                     (ii) all of the estate, right, title, claim or demand of any nature whatsoever of the Lessee, either in law or in equity, in possession or expectancy, in and to the Property or any part thereof;

                    (iii) all machinery, apparatus, equipment, Parts, fittings, fixtures and other property of every kind and nature whatsoever and all additions thereto and renewals and replacements thereof, and all substitutions therefor now owned or hereafter acquired by the Lessee, or in which the Lessee has or shall have an interest, now or hereafter located upon or in, or attached to, any portion of the Property, or constituting a portion of the Property, or appurtenances thereto, and the right, title and interest of the Lessee in and to any of the foregoing which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State of New York);

                     (iv) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Property;

                      (v) subject to Section 11.02(d), all leases, IRUs and other agreements affecting the use or occupancy of the Property now or hereafter entered into and all guaranties of any of the foregoing and the right to receive and apply the rents, issues and profits of the Property to the payment of the Loan;

                     (vi) subject to Section 11.02(d), all right, title and interest of the Lessee in and to (x) all contracts from time to time executed by the Lessee or any manager or agent on its behalf relating to the ownership, demolition, construction, maintenance, repair, operation, occupancy, sale or financing of the Property or any part thereof and all agreements relating to the purchase or lease of any portion of the Property or any property or rights relating to property which is adjacent or peripheral to the Property (including development rights and air rights), together with the right to exercise such options and all leases of Equipment, (y) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof, and (z) all drawings, plans, specifications and similar or related items relating to the Property;

                    (vii) all proceeds, both cash and non-cash, of the foregoing;

                   (viii) all proceeds of and any unearned premiums on any insurance policies covering the Property, including the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property; and

                     (ix) the right, in the name and on behalf of the Lessee, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of the Lessee in the Property.

To have and to hold the above granted and described Mortgaged Property unto and to the proper use and benefit of the Lessor, and the successors and assigns of the Lessor, forever.

                  (b) The Lessee, as mortgagor, hereby confirms that, with respect to any Property located within a Relevant State, the Lessor, as mortgagee, shall have, in addition to all other rights and remedies provided in this Lease, or any other Operative Document or any Securitization Documents, all of the rights and remedies with respect to such Property as are provided:

                   (i) under the laws of the Relevant State governing mortgages or deeds of trust; and

                  (ii) in any mortgage, deed of trust or similar document that may be filed or recorded in any appropriate filing office in the Relevant State in connection with the Property and the granting of the security interest under the Lease; and

                  (iii) in the supplemental mortgage provisions for the Relevant State, if any, annexed as Schedule 11.02(b) of this Lease.

                  (c) Notwithstanding any contrary provision in this Lease, the amount of the Loan secured by any Property located within a Relevant State, and the maximum amount that may be applied to pay the Loan from proceeds of any foreclosure and sale of any Property located within a Relevant State, shall be subject to the limitations in the supplemental mortgage provisions for the Relevant State, if any, annexed as Schedule 2 of this Lease.

                  (d) This Section 11.02 shall not constitute an agreement to assign, mortgage or otherwise encumber any agreement, contract, license or interest relating to Real Property if such assignment, mortgage or other encumbrance, without the Consent of the other party thereto, would constitute a breach thereof, or would in any material way adversely affect the rights of the Lessee thereunder; provided, however, that if any such Consent shall not be obtained or any assignment, mortgage or other encumbrance would be ineffective, or would impair the Lessee's rights thereunder so that the Lessor would not, in effect, acquire the benefit of all such material rights, then the Lessee shall use its best efforts to:

                  (i) provide to the Lessor the benefits of any such agreement, contract, license, or interest therein;

                  (ii) cooperate in any reasonable and lawful arrangement designed to provide such benefits to the Lessor; and

                  (iii) enforce, for the account of the Lessor, any rights of the Lessee thereunder,

it being understood that, except upon return of the Property to the Lessor pursuant to Section 3.03(a)(ii) or upon other termination of this Lease, provided that the Lessee or its designee does not purchase the Property, such cooperation will not include any requirement or obligation to pay any consideration, offer or grant any financial accommodation or other benefit or release any claim or right in the absence of a Default, Event of Default or Environmental Trigger.

                  (e) From the date hereof, if the Lessee enters into any new Real Property Instrument or amends or otherwise modifies any existing Real Property Instrument, in each case, with respect to a POP, then the Lessee shall use its best efforts to cause such Real Property Instruments to permit an assignment of such Real Property Instrument in favor of the Lessor and its assigns.

                  Section 11.03 Security Agreement. (a) As security for the Loan, the Lessee, as debtor, hereby grants to the Lessor, as secured party, for the benefit of the Secured Party, a security interest in all of the Lessee's right, title and interest in and to all personal property and all other rights and interests, whether tangible or intangible in nature, comprising the Property, whether now owned or hereafter acquired and all cash and non-cash proceeds (including insurance proceeds) and products thereof (the "Collateral").

                  (b) If the Lessee shall default hereunder, the Lessor, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code as in effect at such time in New York, including, the right to take possession of the Collateral or any part thereof, and to take such other measures as the Lessor may deem necessary for the care, protection and preservation of the Collateral and to sell, exchange, lease or otherwise realize on or dispose of the Collateral. Any notice of sale, disposition or other intended action by the Lessor with respect to the Collateral sent to the Lessee in accordance with the provisions hereof at least seven days prior to the date of any such sale, disposition or other action, shall constitute reasonable notice to the Lessee, and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code unless objected to in writing by the Lessee within five days after receipt by the Lessee of such notice. The proceeds of any sale or disposition of the Collateral, or any part thereof, may be applied by the Lessor to the payment of the Loan in such order, priority and proportions as the Lessor in its discretion shall deem proper. The Lessee shall remain liable for any deficiency between the proceeds of any sale or other disposition of the Collateral and all unpaid amounts owed pursuant to the Loan. The filing of a copy of this Lease (or a memorandum hereof) shall be deemed to constitute the filing of a financing statement to perfect the security interest in the Collateral and to secure the payment of all amounts due from time to time from the Lessee to the Lessor under this Lease, the other Operative Documents and the Securitization Documents. To the extent permitted by the Uniform Commercial Code, the Lessor is hereby authorized to file a financing statement covering the Collateral without the signature of the Lessee, as debtor.

                  (c) The Lessee, as debtor, hereby confirms that, with respect to any Property located within a Relevant State, the provisions annexed as
Schedule 11.03(c) of this Lease shall apply.


                                   ARTICLE XII

                                  MISCELLANEOUS

                  Section 12.01 Notices, Demands and Other Instruments. All notices, demands, offers, consents and other instruments given pursuant to this Lease shall be sent to the parties hereto at the addresses set forth on Schedule I to the Participation Agreement and shall be given in the manner and shall be effective at the times and under the terms set forth in Section 8.02 of the Participation Agreement. The Lessee shall send to the Agent copies of all notices, demands, offers, consents, advices and other instruments hereunder sent to the Lessor.

                  Section 12.02 No Default Certificate. Each party hereto shall, at the reasonable request of the other party hereto, deliver to such other party a certificate stating whether such first party has knowledge that, or has received notice from any person that, any Casualty, Condemnation, Default, Environmental Trigger or Event of Default has occurred and is continuing.

                  Section 12.03 Severability. Except as expressly provided otherwise in this Lease, each provision hereof shall be separate and independent and the breach of any such provision by the Lessee, or a breach of any obligation hereunder by the Lessor, shall not discharge or relieve the Lessee from its obligations to perform each and every covenant to be performed by the Lessee hereunder. If any provision hereof or the application thereof to any Person or circumstance shall be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforceable to the extent permitted by Law.

                  Section 12.04 Binding Effect. All provisions contained in this Lease shall be binding upon, inure to the benefit of and be enforceable by, the respective permitted successors and assigns of the Lessor and the Lessee to the same extent as if each successor and assignee were named as a party hereto. Except for subleases and assignments permitted or created in accordance with Sections 5.07 and 6.08, the Lessee may not assign its rights hereunder or any interest (by operation of law or otherwise) herein without the prior written consent of the Lessor. Subject to the provisions of Section 2.03 of this Lease, the other Operative Documents and the Securitization Documents, the Lessor may assign all or any part of the Property and/or its rights under this Lease. All amendments, waivers, consents or approvals arising pursuant to this Lease shall be consummated in accordance with the Participation Agreement. Any amendment, waiver, consent or approval made otherwise than as expressly permitted by this Section 12.04 shall be null and void.

                  Section 12.05 Governing Law. THIS LEASE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Section 12.06 Counterparts. The parties may sign this Lease in any number of counterparts and on separate counterparts, each of which shall be an original but all of which when taken together shall constitute one and the same instrument, except that, if this Lease constitutes "chattel paper" within the meaning of the UCC only one counterpart stamped or marked "COUNTERPART NUMBER ONE" or "COUNTERPART NUMBER l" shall constitute, to the extent applicable, "chattel paper" or other "collateral" within the meaning of the Uniform Commercial Code in effect in any jurisdiction.

                  Section 12.07 No Recourse. No recourse shall be had against the Lessor, the Agent, the Collateral Agent, the Proceeds Trustee, any Certificate Holder or any Note Holder or their respective successors, assigns, controlling persons, directors, officers, partners, employees, agents or shareholders, and their successors and assigns for any claim based on any failure by the Lessor in the performance or observance of any of the agreements, covenants or provisions contained in this Lease and in the event of any such failure, recourse shall be had solely against the Property; provided, however, that nothing contained in this Lease shall be taken to prevent enforcement of this Lease or of any claim against the Lessor or any other Person arising out of or in connection with this Lease based on fraud, gross negligence or willful misconduct of the Lessor or such other Person.

                  Section 12.08 Lessor's Right to Cure Lessee's Default. If the Lessee shall fail to make any payment or perform any act required to be made or performed under this Lease, the Lessor, without waiving any default or releasing Lessee from any obligation, may (but shall be under no obligation to) make such payment or perform such act for the account and at the cost and expense of the Lessee, and may enter upon the Property for such purpose and take all such action thereon as, at the Lessor's sole discretion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee or a breach of the Lessor's covenant for quiet possession pursuant to Section 2.03. All sums so paid by the Lessor and all costs and expenses (including reasonable attorneys' fees and expenses so incurred, together with interest thereon at the Default Rate to the extent permitted by Law) shall be paid by the Lessee to the Lessor on demand as Additional Rent.

                  Section 12.09 Lessee's Right to Contest Property Taxes. The Lessee, at its own cost and expense and in compliance with Section 6.01(c), shall have the sole right, at any time, to seek, in good faith, a reduction in the assessed valuation of the Property or any part thereof or to contest, in good faith, any real or personal property taxes for the Property or any part thereof or to contest, in good faith, any dues, fees or assessments payable under the Declaration. The Lessor shall not be required to join in any proceeding or contest brought by the Lessee unless the provisions of any Legal Requirement require that the proceeding or contest be brought by or in the name of the owner of the Property. In that case the Lessor shall join in the proceeding or contest or permit it to be brought in the Lessor's name as long as the Lessee reimburses the Lessor for any and all costs and expenses reasonably incurred by the Lessor in connection therewith. The Lessee, on a final non-appealable determination of the proceeding or contest, shall immediately pay, discharge and satisfy any decision or judgment rendered, together with all costs, interest and penalties incidental to the decision or judgment.

                  Section 12.10 Limitations on Amounts Payable. Notwithstanding anything to the contrary contained in this Lease or any of the other Operative Documents or the Securitization Documents, the amounts which the Lessee is obliged to pay, as Fixed Rent pursuant to this Lease, the other Operative Documents and the Securitization Documents, and the amounts which the Lessor, the Agent, the Certificate Holders and the Note Holders are entitled to receive as Fixed Rent pursuant to this Lease, the other Operative Documents and the Securitization Documents, are subject to limitations pursuant to Section 8.17 of the Participation Agreement.

                  Section 12.11 Payments to the Agent. The Lessee hereby acknowledges, and the Lessor hereby directs, that all payments of Fixed Rent, Additional Rent and other sums due to the Lessor hereunder shall be made to the Agent, on behalf of the Lessor, to the account specified for the Agent in
Schedule I to the Participation Agreement.

                  Section 12.12 Remaining Moneys. Except as otherwise provided for herein or in the Interparty Agreement, any and all moneys remaining, and all residual interests in the Property after all payments of interest on and principal of the Notes, and all payments of current yield on and the stated amount of the Certificates, all payments of other sums due to the parties entitled thereto under the Operative Documents and the Securitization Documents and all unpaid amounts in respect of Unreimbursed Losses, have been made in accordance with the Operative Documents and the Securitization Documents, shall be paid and assigned to the Lessee.

                  Section 12.13 Waiver of Trial by Jury. IN ANY ACTION OR PROCEEDING UNDER OR RELATED TO THIS AGREEMENT, THE OPERATIVE DOCUMENTS OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, THE LESSOR AND THE LESSEE HEREBY AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY, IRRESPECTIVE OF WHICH PARTY COMMENCES SUCH ACTION OR PROCEEDING.

                  Section 12.14 Exculpation of Lessor. It is expressly agreed, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of Lessor are made and intended not as personal representations, warranties, covenants, undertakings and agreements by Lessor, or for the purpose or with the intention of binding Lessor, personally, but are made and intended for the purpose of binding only the Trust Estate and this Lease is executed and delivered by Lessor not in its own right but solely in the exercise of the powers expressly conferred upon it as Trustee under the Declaration; and no personal liability or personal responsibility is assumed by or shall at any time be asserted or enforceable against Lessor on account of this Lease or on account of any representation, warranty, covenant, undertaking or agreement of Lessor, either expressed or implied herein, all such personal liability, if any, being expressly waived and released by Lessee and by all Persons claiming by, through or under it, and that all recourse against the Lessor under this Lease shall be limited to the Trust Estate.

                  Section 12.15 Prior Lease. This Lease amends, restates, supplements and replaces, in its entirety, the Lease dated as of May 6, 1998 between the Lessor and the Lessee (the "Prior Lease"); all Property subject to the Prior Lease shall be Property subject to this Lease as of the date of this Lease, without further action of any kind on the part of the Lessor or the Lessee; all amounts owing as Fixed Rent, Additional Rent, indemnity payments or other amounts under the Prior Lease (whether now due or to become due) shall, to the extent unpaid on the date hereof, become Fixed Rent, Additional Rent, indemnity payments or other amounts owing under this Lease; all Property subject to the Prior Lease shall, from and after the date of this Lease, be governed by the provisions of this Lease; as of the date of this Lease, the Prior Lease shall cease to have any further force or effect, except that any references to the Prior Lease in any mortgage, financing statement or other document filed or recorded in any jurisdiction shall be deemed a reference to this Lease, until such time, if any, as a new mortgage, financing statement, amendment or other document is executed, delivered, recorded and filed expressly referring to this Lease; and all Property subject to the Prior Lease shall, for purposes of this Lease, have an Acquisition Cost, Original Capitalized Cost and Adjusted Capitalized Cost as set forth on Schedule 12.15.

                  IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed by their respective Officers thereunto duly authorized as of the date hereof.


                                     LESSOR:

                                     STATE STREET BANK AND TRUST COMPANY OF
                                     CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

Witness:

--------------------------------
Name:


Witness:


--------------------------------
Name:


STATE OF CONNECTICUT   )
                       :    ss.:
COUNTY OF HARTFORD     )

                  On this      day of September, 1998, before me personally
came                        , to me known, who, being by me duly sworn, did
depose and say that he is                               of the State Street Bank
and Trust Company of Connecticut, National Association, the national banking association described in and which executed the foregoing instrument; that he knows the seal of such association; that the seal affixed to such instrument is such association seal; that it was so affixed by order of the Board of Directors of such association, and that he signed his name thereto by like order.

                                                                   Notary Public

                                     LESSEE:


                                     WILLIAMS COMMUNICATIONS, INC.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

Witness:


--------------------------------
Name:


Witness:


--------------------------------
Name:


STATE OF OKLAHOMA     )
                      :    ss.:
COUNTY OF TULSA       )

                  On this      day of September, 1998, before me personally
came                                    , to me known, who, being by me duly
sworn, did depose and say that he is the               of             Williams
Communications, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                 ----------------------------------------------
                                                 Notary Public

                  The undersigned, as Agent, hereby agrees to those provisions of this Lease applicable to the Agent.

                                     CITIBANK, N.A.


                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:


Witness:


--------------------------------
Name:


Witness:


--------------------------------
Name:




STATE OF NEW YORK      )
                       :    ss.:
COUNTY OF NEW YORK     )

                  On this      day of September, 1998, before me personally
came                        , to me known, who, being by me duly sworn, did
depose and say that he is                       of Citibank, N.A., the national
banking association described in and which executed the foregoing instrument; that he knows the seal of such association; that the seal affixed to such instrument is such association seal; that it was so affixed by order of the Board of Directors of such association, and that he signed his name thereto by like order.


                                 ----------------------------------------------
                                                 Notary Public

                  The undersigned, as Collateral Agent and the Proceeds Trustee hereby agrees to those provisions of this Lease applicable to the Collateral Agent and the Proceeds Trustee.

                                    STATE STREET BANK AND TRUST
                                    COMPANY, NATIONAL
                                    ASSOCIATION, not in its
                                    individual capacity but
                                    solely as Collateral Agent
                                    and Proceeds Trustee


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


Witness:

--------------------------------
Name:

Witness:

--------------------------------
Name:


STATE OF NEW YORK     )
                      :    ss.:
COUNTY OF NEW YORK    )

                  On this      day of September, 1998, before me personally
came                                 , to me known, who, being by me duly sworn,
did depose and say that he is                            of State Street Bank
And Trust Company, National Association, the national banking association described in and which executed the foregoing instrument; that he knows the seal of such association; that the seal affixed to such instrument is such association seal; that it was so affixed by order of the Board of Directors of such association, and that he signed his name thereto by like order.

                                 ----------------------------------------------
                                                 Notary Public

                                   SCHEDULE 1

                         Fixed Rent and Additional Rent

                  Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Lease (including terms defined by reference in the Lease to the other Operative Documents and the Securitization Documents).


I.       Fixed Rent

                  A. "Fixed Rent" for each Payment Date during the Base Term and any Renewal Term shall be an amount equal to the sum of:

         (A) an amount equal to the sum of:

                  (x) the product of (i) the Series A Portion of the Original Capitalized Cost of the Property, multiplied by (ii) the Applicable Rate for the A-Notes during the period ended on such Payment Date, plus

                  (y) the portion of the Fixed Securitization Costs attributable to the A-Notes for the period ended on such Payment Date;

         plus

         (B) an amount equal to the sum of:

                  (x) the product of (i) the Series B Portion of the Original Capitalized Cost of the Property, multiplied by (ii) the Applicable Rate for the B-Notes during the period ended on such Payment Date, plus

                  (y) the portion of the Fixed Securitization Costs attributable to the B-Notes for the period ended on such Payment Date;

         plus

         (C) an amount equal to the product of:

                  (x) the Series C Portion of the Original Capitalized Cost of the Property, multiplied by

                  (y) the Applicable Rate for the Certificates during the period ended on such Payment Date,

         plus

         (D) during the Extended Term, if any, an amount equal to the Amortization Amount for the period ended on such Payment Date,

         in each case calculated on the basis of a 360-day year (or 365 days if the Applicable Rate is calculated by reference to the Base Rate) and prorated for the actual number of days of such period.

                  B. The "Original Capitalized Cost" shall mean an amount equal to the sum of:

         (A) the Series A Portion of the Original Capitalized Cost of the Property, plus

         (B) the Series B Portion of the Original Capitalized Cost of the Property, plus

         (C) the Series C Portion of the Original Capitalized Cost of the Property.

                  The "Series A Portion" of the Original Capitalized Cost of the Property is equal to the then outstanding aggregate principal amount of the A-Notes issued to finance the Acquisition Costs of the Property.

                  The "Series B Portion" of the Original Capitalized Cost of the Property is equal to the then outstanding aggregate principal amount of the B-Notes issued to finance the Acquisition Costs of the Property.

                  The "Series C Portion" of the Original Capitalized Cost of the Property is equal to the then outstanding aggregate stated amount of the Certificates issued to finance the Acquisition Costs of the Property.

                  C. The "Amortization Amount" for any Payment Date during any Renewal Term shall be the amount determined pursuant to Section 3.02 of the Lease (and the appraisal of the Property referred to therein).

II.      Additional Rent

                  A. (1) In addition to such Additional Rent as may otherwise be payable under the Lease, the Lessee shall pay, without duplication, within five
(5) days of a demand therefor (but subject in all cases to the rights of Lessee under, and the limitations on such payments contained in, the Operative Documents and the Securitization Documents) as Additional Rent, without duplication, all Additional Costs. Promptly after the Lessor receives notice from any Certificate Holder or Note Holder or any other Person requesting payment of any Additional Costs to be payable as Additional Rent the Lessor shall notify Lessee of the same. The failure to provide such notice as to any Additional Costs shall not affect any Certificate Holder's or any Note Holder's right to recover Additional Rent for the same.

                           (2) On the last Business Day of each March, June,
September and December of each year, commencing September 30, 1998 and ending June 30, 2001, an amount equal to $10,895.83.

                           (3) On the first Payment Date to occur after the
Completion Date, the Lessee shall pay as Additional Rent, an amount equal to the Excess Certificate Amount.

                  B. Upon requesting that Lessee pay Additional Rent pursuant to paragraph II. A. above, the Lessor shall deliver to the Lessee a certificate in reasonable detail executed by the Certificate Holders, the Note Holders or such other Persons requesting payment of Additional Costs, as the case may be, charging such Additional Rent and (i) setting forth the basis for and the amount of such Additional Rent, and (ii) in the case of Increased Costs, stating that such Increased Costs are generally being charged by such Certificate Holder or Note Holder to other similarly situated Persons under similar arrangements. Such certificate shall be conclusive and binding for all purposes, absent manifest error, unless such certificate fails to set forth the information required above.

                                SCHEDULE 2.02(b)

                          Supplemental Use Restrictions

1. The provisions in this Supplemental Section 2.02(b)(1) shall apply to the Regulated Property described below in:

                                     FLORIDA

         1.1. The Regulated Property in Florida subject to the supplemental use restrictions in this Supplemental Section 2.02(b)(1) is:

                  All Network Assets located in Florida.

         1.2. The Lessee agrees, with respect to the Regulated Property described in Section 1.1 above, that:

                  (a) On the date any portion of such Regulated Property becomes capable of transmission, the Lessee shall secure a certificate as a telecommunications company from the Florida Public Service Commission and present to Lessor proof satisfactory to the Lessor of Lessee's certification.

                  (b) During the Term, Lessee shall maintain its status as a certificated telecommunications company in Florida.

                                SCHEDULE 6.05(i)



                     ALL-RISK PROPERTY INSURANCE EXCLUSIONS



                                 To be provided.

                                SCHEDULE 6.05(ii)



                     GENERAL LIABILITY INSURANCE EXCLUSIONS



                                 To be provided.

                                SCHEDULE 11.02(b)

                        Supplemental Mortgage Provisions

                                     FLORIDA

1. Property Description: The Property located in Florida which is subject to
Section 11.01 of this Lease is:

                  All of the Property purchased pursuant to the MediaOne Agreement.

2. Supplemental Rights: With respect to the Property described in Item 1 above, the Lessor shall have the right, if an Event of Default shall have occurred:

                   (i) to exercise any and all remedies described in the Participation Agreement or the other Operative Documents.

                  (ii) to declare the entire unpaid balance of the Notes and all other obligations of Lessee secured hereby immediately due and payable without further notice.

                  (iii) to the extent permitted by law, to take immediate possession of the Property or any part thereof (which Lessee agrees to surrender to Lessor) and manage, control or lease same to such person or persons and exercise all other rights granted pursuant to the Lease. The taking of possession under this paragraph shall not prevent concurrent or later proceedings for the foreclosure sale of the Property as provided elsewhere herein.

                  (iv) to apply, on ex parte motion to any court of competent jurisdiction, for the appointment of a receiver and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Property as security for the amount of the Loan, or the solvency or insolvency of any person then liable for the payment of the amount of the Loan. In addition to the rights of protection afforded to Lessor by Section 697.07, Florida Statutes
         (1997), as amended (and not as an election of remedies), Lessor shall be entitled, as a matter of strict right and without regard to the value or occupancy of any security for the obligations secured hereby, to have a receiver appointed by a court, without notice to Lessee, to enter upon and take possession of the Property, collect the rents therefrom and thereof and apply the same as the court may direct, such receiver to have all the rights and powers permitted under the laws of Florida. The expenses, including receiver's fees, reasonable attorneys' fees (including any incurred in appeals), costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured hereby. The right to enter and take possession of the Property, to manage and operate the same, to collect the rents therefrom and thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Lessor shall be liable to account only for such rents actually received by Lessor, whether received pursuant to this paragraph or otherwise. The Lessee hereby specifically waives the right to object to the appointment of a receiver as aforesaid and hereby consents that such appointment shall be made as an admitted equity and as a matter of absolute right to the Lessor and that the same may be done without notice to the Lessee or any other defendant to such suit.

                  (v) to foreclose on the mortgage granted hereby and in case of sale in an action or proceeding to foreclose and Lessor shall have the right to sell the Property in parts or as an entirety. It is intended hereby to give to Lessor the widest possible discretion permitted by law with respect to all aspects of any such sale or sales.

                  (vi) to exercise all other remedies available, whether at law or equity, in such order as Lessor may elect. It shall also not be necessary that Lessor pay any impositions, premiums or other charges regarding which Lessee is in default before Lessor may invoke its rights hereunder. All such other rights and remedies available to Lessor hereunder shall be cumulative and may be pursued concurrently or successively. The failure or omission on the part of Lessor to exercise the option for acceleration of maturity and/or foreclosure or to timely exercise any other option, right, or remedy conferred upon the Lessor herein, or the acceptance by Lessor of partial payments hereunder, shall not constitute a waiver of any default or the right to exercise any such option, but such option shall remain continuously in force. Acceleration of maturity, once claimed hereunder by Lessor, at the option of Lessor, may be rescinded by written acknowledgment to that effect by Lessor, but the tender and acceptance of partial payments alone shall not, in any way, effect or rescind such acceleration of maturity. The obtaining of a judgment or decree on the amount of the Loan, whether in the State of Florida or elsewhere, shall not in any way affect the lien created hereby upon the Property, and any judgment or decree so obtained shall be secured hereby to the same extent as the Loan is now secured.

3. Limitation of Rights: With respect to the Property described in item 1 above, the following provisions shall apply:

         "Notwithstanding anything to the contrary contained in this Lease, Lessee and Lessor have agreed that the portion of the Property located in the State of Florida secures only a portion of the amount of the Loan in the maximum amount of $38,000,000, and that the value of the Property located in Florida is $38,000,000. Therefore, irrespective of anything contained in this Lease to the contrary, in the event of foreclosure and sale of that portion of the Property located in the State of Florida, the maximum recovery of Lessor in the event of a sale of that portion of the Property located in the State of Florida to any purchaser other than Lessor, and the maximum credit allowed toward the payment of the amount of the Loan in bidding upon the portion of the Property located in the State of Florida at a foreclosure sale, shall be $38,000,000, plus such amounts as interest, costs, attorneys' fees and other monies advanced for insurance premiums, taxes and preservation of that portion of the Property located in the State of Florida."

                                SCHEDULE 11.03(c)

                        Supplemental Security Provisions

                                     FLORIDA

1. Property Description: The Property located in Florida which is subject to
Section 11.03 of this Lease is:

                  All of the Property purchased pursuant to the MediaOne Agreement.

2. Supplemental Provisions: With respect to the Property described in Item 1 above:

         (a) The Lessee covenants and agrees with the Lessor that from and after the date of this Lease and until the repayment in full of the Loan:

                  (i) At any time and from time to time, upon the written request of the Lessor and at the sole expense of the Lessee, the Lessee shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Lessor may reasonably deem desirable to obtain the full benefits of this agreement and of the rights and powers herein granted, including (A) filing any financing or continuation statements under the Uniform Commercial Code with respect to the liens and security interests granted hereunder or under any other Loan Document, (B) transferring the Collateral to Lender's possession (if such Collateral consists of documents, instruments or chattel paper or if a security interest in such Collateral can be perfected only by possession) and (C) to obtain waivers of liens from landlords and mortgagees. The Lessee also hereby authorizes the Lessor to file any such financing or continuation statement without the signature of the Lessee to the extent permitted by applicable law. The filing of a copy of this Lease (or a memorandum hereof) shall be deemed to constitute the filing of a financing statement to perfect the security interest in the Collateral and to secure the payment of all amounts due from time to time from the Lessee to the Lessor under this Lease and the other Operative Documents.

                  (ii) The Lessee shall not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the Uniform Commercial Code or any other then applicable provision of the Uniform Commercial Code unless the Lessee shall have given the Lessor at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Lessor to amend such financing statement or continuation statement so that it is not seriously misleading.

         (b) (i) The Lessee hereby irrevocably constitutes and appoints the Lessor and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Lessee and in the name of the Lessee or in its own name, from time to time in the Lessor's discretion, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this agreement and, without limiting the generality of the foregoing, hereby grants to the Lessor the power and right, on behalf of the Lessee, without notice to or assent by the Lessee, and at any time, to do the following:

                  (A) in the name of the Lessee, in its own name or otherwise, take possession of, endorse and receive payment of any checks, drafts, notes, acceptances, or other instruments for the payment of monies due under any of the Collateral;

                  (B) continue any insurance existing pursuant to the terms of this agreement or any of the other Operative Documents, and pay all or any part of the premiums therefor and the costs thereof; and

                  (C) receive payment of any and all monies, claims, and other amounts due or to become due at any time arising out of or in respect of any Collateral.

                  (ii) The Lessee hereby irrevocably constitutes and appoints the Lessor and any authorized employee, officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Lessee and in the name of the Lessee or in its own name, from time to time in the Lessor's discretion, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this agreement and, without limiting the generality of the foregoing, hereby grants to the Lessor the power and right, on behalf of the Lessee, without notice to or assent by the Lessee, upon the occurrence and during the continuation of an Event of Default, to do the following:

                  (A) ask, demand, collect, receive and give acquittances and receipts for any and all money due or to become due under any of the Collateral;

                  (B) pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

                  (C) effect any repairs or obtain any insurance called for by the terms of this agreement or any of the other Operative Documents and pay all or any part of the premiums therefor and costs thereof;

                  (D) direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to the Lessor or as the Lessor shall direct;

                  (E) settle, compromise or adjust any suit, action, or proceeding and, in connection therewith, give such discharges or releases as the Lessor may deem appropriate;

                  (F) file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lessor for the purpose of collecting any and all such monies due under any of the Collateral whenever payable;

                  (G) commence and prosecute any suits, actions or proceedings of law or equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any of the Collateral;

                  (H) defend any suit, action or proceeding brought against the Lessee with respect to any of the Collateral if the Lessee does not defend such suit, action or proceeding or if the Lessor believes that the Lessee is not pursuing such defense in a manner that will maximize the recovery with respect to such Collateral; and

                  (I) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though the Lessor were the absolute owner thereof for all purposes, and to do, at the Lessor's option and the Lessee's expense, at any time, or from time to time, all acts and things which the Lessor reasonably deems necessary to perfect, preserve, or realize upon the Collateral and the Lessor's security interest therein in order to effect the intent of this agreement, all as fully and effectively as the Lessee might do.

                  (iii) The Lessee hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The foregoing power of attorney is a power coupled with an interest and shall be irrevocable until the repayment in full of the Loan.

                  (iv) The powers conferred on the Lessor hereunder are solely to protect the Lessor's security interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lessor shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and none of its officers, directors, employees, agents or representatives shall be responsible to the Lessee for any act or failure to act, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

                  (v) The Lessee also authorizes the Lessor, at any time and from time to time, to (i) communicate in its own name with any party to any contract with regard to the assignment of the right, title and interest of the Lessee in and under such contracts and other matters relating thereto and (ii) execute, in connection with the exercise of its remedies provided for herein, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         (c) (i) If any Event of Default shall occur and be continuing, the Lessor may exercise in addition to all other rights and remedies granted to it under this agreement, the other Operative Documents and under any other instrument or agreement securing, evidencing or relating to the Loan, all rights and remedies of a secured party under the Uniform Commercial Code as in effect at such time in the State of New York (the "Uniform Commercial Code"). Without limiting the generality of the foregoing, the Lessee expressly agrees that in any such event the Lessor without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Lessee or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Uniform Commercial Code and other applicable law), may forthwith enter upon the premises of the Lessee where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving the Lessee notice and opportunity for a hearing on the Lessor's claim or action, and without paying rent to the Lessee, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lessor shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase for its benefit the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Lessee hereby releases. Such sales may be adjourned or continued from time to time with or without notice. The Lessor shall have the right to conduct such sales on the Lessee's premises or elsewhere and shall have the right to use the Lessee's premises without charge for such sales for such time or times as the Lessor deems necessary or advisable.

                  (ii) The Lessee further agrees, at the Lessor's request, to assemble the Collateral and make it available to the Lessor at places which the Lessor shall reasonably select, whether at the Lessee's premises or elsewhere. Until the Lessor is able to effect a sale, lease, or other disposition of the Collateral, the Lessor shall have the right to use or operate the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Lessor. The Lessor shall have no obligation to the Lessee to maintain or preserve the rights of the Lessee as against third parties with respect to the Collateral while the Collateral is in the possession of the Lessor. The Lessor may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Lessor's remedies with respect to such appointment without prior notice or hearing. The Lessor shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in subsection (d)(iv) hereof, the Lessee remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Lessor of any other amount required by any provision of law, including section 9-504(1)(c) of the Uniform Commercial Code (but only after the Lessor has received what the Lessor considers reasonable proof of a subordinate party's security interest), need the Lessor account for the surplus, if any, to the Lessee. To the maximum extent permitted by applicable law, the Lessee waives all claims, damages, and demands against the Lessor arising out of the repossession, retention or sale of the Collateral except such which may arise out of the gross negligence or willful misconduct of such party. The Lessee agrees that ten (10) days' prior notice by the Lessor of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. The Lessee shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Lessor is entitled, the Lessee also being liable for any reasonable outside attorneys' fees incurred by the Lessor to collect such deficiency.

                  (iii) The Lessee agrees to pay any and all costs of the Lessor, including, without limitation, reasonable outside attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

                  (iv) Except as otherwise specifically provided herein, the Lessee hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this agreement or any of the Collateral.

                  (v) The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by the Lessor upon receipt, in the following order of priorities:

                           First, the payment in full of reasonable expenses of the Lessor in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by the Lessor in connection therewith, including reasonable outside attorney's fees;

                           Second, to the payment of accrued but unpaid interest on the Loan;

                           Third, to the payment of unpaid principal of the Loan;

                           Fourth, to the payment of all other obligations secured hereby until all such other obligations shall have been paid in full; and

                           Finally, to payment to the Lessee, or its successors or assigns, to any other party lawfully entitled thereto, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

(d) The Lessor shall use reasonable care with respect to the Collateral in its possession or under its control. The Lessor shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Lessor, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of the Lessee, the Lessor shall account for any monies received by the Lessor in respect of any foreclosure on or disposition of the Collateral.

(e) The Lessor shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Lessor and then only to the extent therein set forth. A waiver by the Lessor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lessor would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lessor, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Lessor and the Lessee.

3. Limitation of Rights: With respect to the Property described in item 1 above, the following provisions shall apply:

         "Notwithstanding anything to the contrary contained in this Lease, Lessee and Lessor have agreed that the portion of the Property located in the State of Florida secures only a portion of the amount of the Loan in the maximum amount of

         $38,000,000, and that the value of the Property located in Florida is $38,000,000. Therefore, irrespective of anything contained in this Lease to the contrary, in the event of foreclosure and sale of that portion of the Property located in the State of Florida, the maximum recovery of Lessor in the event of a sale of that portion of the Property located in the State of Florida to any purchaser other than Lessor, and the maximum credit allowed toward the payment of the amount of the Loan in bidding upon the portion of the Property located in the State of Florida at a foreclosure sale, shall be $38,000,000, plus such amounts as interest, costs, attorneys' fees and other monies advanced for insurance premiums, taxes and preservation of that portion of the Property located in the State of Florida."

                                 SCHEDULE 12.15


                 Acquisition Cost, Original Capitalized Cost and
                  Adjusted Capitalized Cost of Certain Property
                             Subject to Prior Lease

1.  Acquisition Cost (May 6, 1998):                $ 25,772,580.41


2.  Original Capitalized Cost.

         a. Series A Portion                       $ 21,903,570.55
         b. Series B Portion                          2,953,647.37
         c. Series C Portion                            915,362.49
                                                   ---------------

         d.  Total Original Capitalized
               Cost (Sept. 2, 1998)                $ 25,772,580.41
                                                   ===============


3.  Adjusted Capitalized Cost.

         a. Series A Portion                       $ 21,929,857.84
         b. Series B Portion                          2,957,249.53
         c. Series C Portion                            916,916.35
                                                   ---------------

         d.  Total Adjusted Capitalized
               Cost (Sept. 2, 1998)                $ 25,804,023.72
                                                   ===============

                                    EXHIBIT A

                        Form of Certificate of Acceptance



                  CERTIFICATE OF ACCEPTANCE, dated September 2, 1998, by Williams Communications, Inc., a Delaware corporation (the "Lessee"). All capitalized terms used herein, unless defined herein, shall have the respective meanings set forth in the Amended and Restated Lease, dated as of September 2, 1998 (the "Lease"), among the Lessee and State Street Bank and Trust Company of Connecticut, National Association, as Trustee (the "Lessor").

                              W I T N E S S E T H :

                  WHEREAS, the Lessor and the Lessee are parties to the Lease which provides for, inter alia, the execution and delivery of a Certificate of Acceptance for the purpose of acknowledging acceptance of specific Items of Property under the Lease and acknowledging the leasing of such Items of Property under the Lease in accordance with the terms thereof.

                  NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

                           1. The Lessor and the Lessee hereby acknowledge and
confirm that the Lessee leases from the Lessor under the Lease the Items of Property specified in Schedule I hereto.

                           2. The Lessee hereby confirms to the Lessor that the
Lessee has accepted such Items of Property for all purposes of the Lease as being in good working order and repair and without defect or inherent vice in condition, design, operation or fitness for use, and otherwise in full compliance with the Lease; provided, however, that nothing contained herein or in the Lease shall in any way diminish or otherwise affect any right the Lessee may have with respect to such Property against any third party (other than the Lessor Group).

                           3. The Lessee hereby confirms to the Lessor that:

                              (a) Such items of Property do not constitute
                                  Regulated Property.

                              (b) Schedule 2.02(b) of the Lease is hereby
                                  amended and supplemented by adding thereto the Supplemental Use Restrictions annexed as
                                  Schedule II to this Certificate of Acceptance.

                  IN WITNESS WHEREOF, the Lessee has caused this Certificate of Acceptance to be duly executed on the day and year first above written.

                                    WILLIAMS COMMUNICATIONS, INC.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

ACCEPTED:

STATE STREET BANK AND TRUST
COMPANY OF CONNECTICUT,
NATIONAL ASSOCIATION,
  not in its individual
  capacity, but solely as
  Trustee


By:
    ------------------------------
       Name:
       Title:

                   Schedule I to the Certificate of Acceptance



       Description                          Cost of Property       Appraisal Value
       of Property            Quantity         (per unit)            (if any)(1)
------------------------   -------------   ------------------    --------------------


--------
(1) Appraised Value as determined by the Appraiser.

1                 Schedule II to the Certificate of Acceptance

2                         Supplemental Use Restrictions

                                    EXHIBIT B


                             Fiber Testing Standards


1. General. This exhibit defines the standard procedures for testing and acceptance of the fiber and splices. In general, the Lessee (or its designee), will perform all tests. The tests should follow standard industry requirements and criteria. The Lessee will provide all test data to the Lessor upon request.

2. Initial Construction Testing

         A. During initial construction, the Lessee (or its designee) shall use an optical time domain reflectometer ("OTDR") to test splices and shall use an OTDR and a 1-km launch reel to test pigtail connectors. Such initial construction tests shall be uni-directional and performed at 1550 nm.

         B. If the loss value of two connectors and the associated pigtail splice exceeds 1 dB, the Lessee (or its designee) shall break the splice and re-splice until the loss value is 1.0 dB or less. If the Lessee (or its designee) is unable to achieve a loss value of 1.0 dB or less after five total splicing attempts, the splice shall be marked as Out-of-Spec (OOS).

         C. If the loss value for a splice, when measured in one direction with an OTDR, exceeds 0.15 dB, the Lessee (or its designee) shall break the splice and re-splice until the loss value is 0.15 dB or less, provided that, if the Lessee (or its designee) is not able to achieve a loss value of 0.15 dB after three total splicing attempts, then the maximum loss value shall be 0.3 dB. If, after two additional resplicing attempts, the Lessee (or its designee) is not able to achieve a loss value of 0.3 dB or less, then the Lessee (or its designee) shall mark the splice as Out-of-Spec (OOS).

3. End-to-End Testing

         A. After the Lessee (or its designee) has established end-to-end connectivity on the fibers during initial construction, it shall:

o    perform bi-directional end-to-end tests,

o test continuity to confirm that no fibers have been "frogged" or crossed in any of the splice points,

o    record loss measurements using a light source and a power meter, and

o    take OTDR traces and record splice loss measurements.

         B. The Lessee (or its designee) shall perform the bi-directional end-to-end tests and OTDR traces at both 1310 nm and 1550 nm. The Lessee (or its designee) shall measure and verify losses for each splice point in both directions and average the loss values. The Lessee (or its designee) shall mark any splice points as Out-of-Spec (OOS) that have an average loss value, based on bi-directional OTDR testing, in excess of 0.3 dB.

4. Post-Construction Testing

         After performing permanent resplicing (in conjunction with repair of a cable cut, replacement of a segment of cable, or other work after initial installation and splicing of the cable), the test procedures set forth section 2 (End-to-End Testing), shall apply to the relevant fibers and cable segments. The provisions in sections 4 (OTDR Equipment and Settings) and 5 (Acceptance Test Deliverables), that are relevant to such testing shall also apply.

5. Out-of-Spec Splices

         Out-of-Spec splices shall be noted, but shall not preclude acceptance of a fiber if the Out-of-Spec condition does not affect transmission capability (based on use of then-prevailing telecommunications industry standards applicable to equipment generally used with the relevant type of fiber) or create a significant possibility of an outage.

6. OTDR Equipment and Settings

         A. The Lessee (or its designee) shall use OTDR equipment and settings that are, in its reasonable opinion, suitable for performing accurate measurements of the fiber installed. Such equipment and settings shall include, without limitation, the equipment and settings described below.

         B. The Lessee (or its designee) has approved the following OTDRs and settings for acceptance testing: the Laser Precision TD3000 and CMA4000 models and compatible models.

         C. The Lessee (or its designee) has approved the following settings for various OTDR tests:

i. Index of refraction settings:

-------------------------------------------------------------------------------------------------
                                                       1310 NM                    1550 NM
                                            ------------------------------ ----------------------

         Lucent Truwave                              1.4738                     1.4732

         Corning SMF-28                              1.4675                     1.4681

         Corning SMF-LS                              1.471                      1.470

         Corning LEAF                                1.470                      1.469

         Sumitomo fiber                              1.4670                     1.4670

-------------------------------------------------------------------------------------------------

ii. Tests of a pigtail connector and its associated splice:


--------------------------------------------------------------------------------
                  TD3000                      CMA4000
                ---------                   -----------

                4 km Range                 4 km Range


                50 ns Pulse                50 ns Pulse


                1 m Resolution             1 m Resolution


                Medium Averaging           Medium Averaging

--------------------------------------------------------------------------------

iii. End to End Segment OTDR Testing:

--------------------------------------------------------------------------------
                    TD3000                      CMA4000
                -------------              ----------------

                64 km Range                100 km Range


                500 ns Pulse               250 ns Pulse


                4 m Resolution             4 m Resolution


                Medium Averaging           Medium Averaging

--------------------------------------------------------------------------------

         Note: If the end points are more than 64 kilometers apart, the Lessee (or its designee) currently uses a TD3000 set at 128 km range setting and performs bi-directional testing only at 1550 nm.


7. Acceptance Test Deliverables

         The Lessee (or its designee) shall provide data sheets or computer media containing the following information for the relevant fibers and cable segments:

         A. Verification of end-to-end fiber continuity with power level readings for each fiber taken with a light source and power meter.

         B. Verification of loss at each splice point to be below 0.3 dB as well as the final bi-directional OTDR test data, with distances.

         C. Cable manufacturer, cable type (buffer/ribbon), fiber type, cable reel number, number of fibers, number of fibers per tube, and distance of each section of cable between splice points.

                                                                      Schedule 5

                              FORM OF IRU AGREEMENT
                              ---------------------







                                  IRU AGREEMENT

                                     BETWEEN

                                             , INC. ("GRANTEE")
                    -------------------------
                                       AND

                   WILLIAMS COMMUNICATIONS, INC. ("WILLIAMS")


                            DATED
                                  --------------------------

                    (                  to                   )
                     -----------------    ------------------

                                TABLE OF CONTENTS

ARTICLE                                                                                                        PAGE
-------                                                                                                        ----

I                 DEFINITIONS......................................................................................

II                CONVEYANCE OF IRU................................................................................

III               CONSIDERATION....................................................................................

IV                CONSTRUCTION.....................................................................................

V                 CONNECTION TO THE SYSTEM AND COLLOCATION VI......................................................

VI                ACCEPTANCE AND TESTING OF FIBERS ................................................................

VII               SYSTEM ROUTE.....................................................................................

VIII              TERM.............................................................................................

IX                OPERATION, MAINTENANCE, AND REPAIR OF THE SYSTEM.................................................

X                 RELOCATION.......................................................................................

XI                USE OF THE SYSTEM................................................................................

XII               AUDIT RIGHTS.....................................................................................

XIII              INDEMNIFICATION..................................................................................

XIV               LIMITATION OF LIABILITY..........................................................................

XV                INSURANCE........................................................................................

XVI               TAXES AND GOVERNMENTAL FEES......................................................................

XVII              DISCLAIMER OF WARRANTIES.........................................................................

XVIII             NOTICE...........................................................................................

XIX               CONFIDENTIALITY..................................................................................

XX                DEFAULT..........................................................................................

XXI               FORCE MAJEURE....................................................................................

XXII              ARBITRATION......................................................................................

XXIII             RULES OF CONSTRUCTION............................................................................

XXIV              ASSIGNMENT.......................................................................................

XXV               REPRESENTATIONS AND WARRANTIES...................................................................

XXVI              RELATIONSHIP OF THE PARTIES......................................................................

XXVII             PROHIBITION ON IMPROPER PAYMENTS.................................................................

XXVIII            ENTIRE AGREEMENT; AMENDMENT; EXECUTION...........................................................


                                    EXHIBITS


Exhibit A                  Williams System Route Map

Exhibit B                  Collocation Agreement

Exhibit C                  Fiber Splicing, Testing and Acceptance Standards

Exhibit D                  Fiber Specifications

Exhibit E                  Cable Installation Specifications

Exhibit F                  Transmission Site Specifications

Exhibit G                  AsBuilt Drawing Specifications

Exhibit H                  Operations Specifications

                                  IRU AGREEMENT
                    (__________________ to _________________)

         THIS IRU AGREEMENT (this "Agreement") is made, as of the Effective Date (hereafter defined), by and between ________________________________
("Grantee"), a ___________ corporation having its principal office at ________________________, _______________ and WILLIAMS COMMUNICATIONS, INC.
("Williams"), a Delaware corporation, having its principal office at One Williams Center, Tulsa, Oklahoma 74172.


                              W I T N E S S E T H:

         WHEREAS, Williams has constructed or will construct or obtain rights of use in a fiber optic communication system (the "System") along the route depicted in Exhibit A hereto (the "Route"); and

         WHEREAS, Grantee desires to acquire from Williams, and Williams desires to provide to Grantee, an exclusive, indefeasible right to use certain optical fibers in the System along the Route as hereafter described upon the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the mutual promises set forth below, the parties hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         Capitalized terms and phrases used in this Agreement shall have the following meanings:

         "Acceptance Date" means the date defined in Section 6.6 below.

         "Acceptance Standards" means the standards set forth in Exhibit C with respect to the testing and condition of the Grantee Fibers.

         "Affiliates" means, with respect to any entity, an entity controlling, controlled by, or under common control with such entity by means of direct or indirect majority equity ownership.

         "Agreement" shall have the definition set forth in the first paragraph of this document.

         "Cable" means the fiber optic cable installed pursuant to this Agreement as part of the System (including any replacement cable) and fibers contained therein, including the Grantee Fibers, and associated splicing connections, splice boxes and vaults, and conduit.

         "Claim" means any claim, action, dispute, or proceeding of any kind between the Grantee (or any of its Affiliates, successors or assigns) and Williams (or any of its Affiliates, successors, or assigns) and any other claim, transaction, occurrence, loss, liability, expense or other matter arising out of, in connection with, or in any way related to, the Grantee IRU, the Cable, the System, this Agreement or any other instrument, arrangement or understanding related to the Grantee IRU.

         "Claimant" shall have the definition set forth in Section 13.1.

         "Collocation Agreement" means Exhibit B or an executed agreement in the form of Exhibit B, as the context indicates.

         "Connecting Point" means a point where the network or facilities of Grantee will connect to the System.

         "Contract Price" shall have the definition set forth in Section 3.1.

         "Costs" means actual, direct costs incurred and computed in accordance with the established accounting procedures used by Williams to bill third parties for reimbursable projects. All Costs shall be computed in accordance with generally accepted accounting principles. Such actual, direct costs include, without limitation, the following:

                  (a) Labor costs, including wages and salaries, and benefits and overhead allocable to such labor costs (overhead allocation percentage shall not exceed the lesser of: (i) the percentage Williams allocates to its internal projects; or (ii) one hundred thirty percent (130%)); and

                  (b) Other direct costs and outofpocket expenses on a passthrough basis (such as equipment, materials, supplies, contract services, costs of capital, Required Rights, sales, use or similar taxes, etc.).

         "Deadline Date" shall have the definition set forth in Section 4.2.

         "Effective Date" means the date on which this Agreement has been fully executed by both parties.

         "Facility Owners/Lenders" shall mean any entity (other than Williams):
         (a) owning any portion of the System or any property or security interest therein, (b) leasing to Williams, or providing an IRU to Williams in, any portion of the System, or (c) that is a Lender with respect to Williams or any Affiliates of Williams.

         "Fiber Acceptance Testing" means the fiber acceptance testing described in Exhibit C and in Article VI.

         "Fibers" means any optical fibers contained in the System including the Grantee Fibers, the fibers of Williams and the fibers of any third party in the System excluding, however, any fibers granted (whether through ownership, IRU, lease, or otherwise) to governmental entities in exchange for use of streets, rights of way, or other property under the jurisdiction of such entity.

         "Force Majeure Event" shall have the definition set forth in Article
         XXI.

         "Grantee" means _________________, Inc., a _________ corporation.

         "Grantee Equipment" shall mean optronic (opto-electrical), electronic, or optical equipment, or materials, facilities, or other equipment owned, possessed, or utilized (other than the System), by Grantee.

         "Grantee Fibers" means those certain fibers described in Article II and in which Grantee shall be granted an IRU hereunder.

         "Grantee IRU" shall have the definition set forth in Article II.

         "Indefeasible Right of Use" or "IRU" is an exclusive, indefeasible right to use the specified property. The grant of an IRU does not convey title or ownership of the covered property nor any interest in real or personal property.

         "Indemnitor" shall have the definition set forth in Section 13.1.

         "Initial Term" shall have the definition set forth in Section 8.1.

         "Lenders" shall have the definition set forth in Section 2.2.

         "Non-Routine Maintenance" shall have the definition set forth in
         Section 9.1

         "Pro-Rata Share" means a proportion equal to a fraction, the numerator of which is the number of Grantee Fibers and the denominator of which is all other Fibers in the Cable. If this fraction varies over different portions of the System, then the Pro Rata Share shall be equal to the weighted average (weighted by length as set forth in Williams' as-built drawings) of the relevant portions. For example, if the fraction for 100 feet of the affected Segment is 0.1 and the fraction for the remaining 50 feet of the affected Segment is 0.07, the weighted average for the entire Segment would be 0.09.

         "Released Party" shall mean each of the following:


                  (a) any Affiliates, Lenders, and Facility Owners/Lenders of the other party;

                  (b) any employee, officer, director, stockholder, partner, member, or trustee of the other party or of its Affiliates, Lenders, or Facility Owners/Lenders; or

                  (c) assignees of the entities included in the above subparagraphs (a) or (b) and any employee, officer, director, stockholder, partner, member, or trustee of such assignees.

          "Representatives" shall have the definition set forth in Section 19.2.

         "Required Rights" shall have the definition set forth in Section 7.1.

         "Right-of-way Agreements" means rights, licenses, authorizations, easements, leases, fee interests, or agreements that provide for the occupancy by the System of real property or fixtures (such as conduit, bridges, river crossings, or transmission towers).

         "Route" shall have the meaning set forth in the Recitals above.

         "Route Miles" means the actual miles traversed by the Cable (including spurs) based on the asbuilt drawings.

         "Routine Maintenance" shall have the definition set forth in Section
         9.1.

         "Segment" means a discrete portion of the System and may refer to a span (a portion of the System between two Transmission Sites or between a Transmission Site and a point of presence or System end point), a portion between two points of presence or a point of presence and a System end point, or a portion of the System affected by a relocation or other circumstance.

         "System" shall have the meaning set forth in the Recitals above.

         "Term" means the term of this Agreement as defined in Section 8.1, including the Initial Term and any effective extension of the Initial Term.

         "Transmission Sites" shall mean the optical amplifier, regenerator, and junction sites along the Route associated with the Cable.

         "Williams" means Williams Communications, Inc., a Delaware corporation, formerly known as Vyvx, Inc.

                                   ARTICLE II
                                CONVEYANCE OF IRU

         2.1 Effective as of the Acceptance Date, Williams hereby grants to Grantee an exclusive Indefeasible Right of Use, for the purposes described herein, in those certain _________ (__) strands of Fibers meeting the specifications set forth in Exhibit D (the "Grantee Fibers") in the Cable on the terms and subject to the conditions set forth herein (the "Grantee IRU"). Such grant of an IRU does not convey any legal title to any real or personal property, including the Fibers, the Cable, or the System. Grantee's IRU does not include any equipment used to transmit capacity over or "light" the Fibers.

         2.2 Either party shall have the right directly or through an Affiliate, to enter into financing arrangements (including secured loans, leases, sales with lease-back, or leases with lease-back arrangements, purchase-money or vendor financing, conditional sales transactions, or other arrangements) with one or more financial institutions, vendors, suppliers or other financing sources (individually and collectively, "Lenders"), that, with respect to Williams, relate to the System and, with respect to Grantee, relate to Grantee's IRU rights (and not to any property right in the System).

                                   ARTICLE III
                                  CONSIDERATION

         3.1 Grantee shall pay Williams the amount of $____________ per Route Mile of the Grantee Fibers (the "Contract Price"), payable as follows:

         (a) An initial deposit of ____ percent (__%) of the estimated Contract Price, as determined by multiplying the Contract Price by the total estimated Route Miles of the Cable, as set forth on Exhibit A, shall be due three (3) banking days after execution hereof.

         (b) The remainder of the estimated Contract Price shall be due five (5) banking days after the Acceptance Date.

         3.2 At the time Williams provides Grantee the as-built drawings pursuant to Section 7.2, it shall also provide Grantee with a statement of the actual Route Miles and any amount to be paid by Williams to Grantee or by Grantee to Williams to reflect any difference between the Contract Price (as computed based on actual Cable Route Miles) and the estimated Contract Price. Williams shall pay to Grantee (if the amounts Grantee paid exceed the Contract Price) or Grantee shall pay to Williams (if the amounts Grantee paid are less than the Contract Price) the difference between the estimated Contract Price and the actual Contract Price within ten (10) days of the delivery of such statement.

         3.3 Grantee shall make all payments to Williams set forth in this Article by wire transfer of immediately available funds to the United States account or accounts designated by Williams. All other payments to be made pursuant to this Agreement may be made by check or draft of immediately available funds delivered to the address designated in writing by the other party (e.g., in a statement or invoice) or, failing such designation, to the address for notice to such other party provided pursuant to Article XVIII.


                                   ARTICLE IV
                                  CONSTRUCTION

         4.1 Williams warrants and represents that, upon the Acceptance Date, the System shall be designed, engineered, installed, and constructed in accordance with the specifications set forth in Exhibits C, D, E, and F.

         4.2 The planned Acceptance Date is ________________. The Deadline Date shall be the later of one hundred eighty (180) days after (a) such planned Acceptance Date or (b) the planned Acceptance Date as extended due to events described in Article XXI or as expressly permitted by this Agreement. If the Acceptance Date does not occur by the Deadline Date, then Grantee's payment obligation set forth in Section 3.1(b) shall be reduced by ten thousand dollars ($10,000) per month for each month (pro-rated for partial months) until the Acceptance Date occurs. Such reduction shall not exceed a total of sixty thousand dollars ($60,000) (i.e., no further reductions shall apply after the sixth (6th) month following the Deadline Date).

         4.3 If the Acceptance Date does not occur within one hundred eighty
(180) days of the Deadline Date, Grantee may terminate the Agreement by notice to Williams. Such notice shall specify whether Grantee elects to:

                  (a) have Williams refund the amounts paid by Grantee pursuant to Article III, in which case, as Grantee's exclusive remedy for such non-occurrence, Williams shall refund such amounts within thirty (30) days of receipt of such notice together with interest as provided in Section 20.3, and the parties shall have no further obligations under this Agreement; or

                  (b) pursue any available remedies (excluding those remedies provided in Sections 4.2 and Subsection 4.3(a)), subject to the provisions of this Agreement.


                                    ARTICLE V
                    CONNECTION TO THE SYSTEM AND COLLOCATION

         5.1 Subject to the provisions herein, Grantee shall pay for and arrange all connections of its facilities with the Grantee Fibers. Grantee shall reimburse Williams for any Costs incurred within thirty (30) days after receipt of Williams' invoice therefor. Such connections shall be made only as set forth in Exhibits B or H.

         5.2 Grantee shall have the right to use Transmission Sites along the Route pursuant to the terms of a Collocation Agreement in the form set forth as Exhibit B. Such Transmission Sites shall meet or exceed the power and building requirements specified in Exhibit F. Grantee shall provide, maintain, and for all purposes be solely responsible for all Grantee Equipment at Transmission Sites or other locations.


                                   ARTICLE VI
                        ACCEPTANCE AND TESTING OF FIBERS

         6.1 Williams shall test the Grantee Fibers in accordance with Exhibit C ("Fiber Acceptance Testing"). Fiber Acceptance Testing shall progress Segment by Segment along the Route as cable splicing progresses, so that test results may be reviewed in a timely manner. Grantee shall have the right, but not the obligation, to have an individual present to observe the Fiber Acceptance Testing (except to the extent such testing takes place prior to the period ending fourteen (14) days after the Effective Date) and Williams shall provide Grantee prior notice of Williams' testing schedule. Within fourteen (14) days after the conclusion of any Fiber Acceptance Testing of the Grantee Fibers conducted by Williams in any given Segment (or, if later, within fourteen (14) days of the Effective Date), Williams shall provide Grantee with a copy of the test results.

         6.2 Grantee shall have the right, but not the obligation, at its sole expense, to conduct its own Fiber Acceptance Testing of the Grantee Fibers to verify that they meet the standards set forth in Exhibit C. If Grantee elects to conduct its own Fiber Acceptance Testing of the Grantee Fibers, it shall notify Williams of its intent to do so (including dates and locations) during or prior to the above ten (10) day review period and shall complete such testing within fourteen (14) days after such notice to Williams. Williams shall have the right, but not the obligation, to have an individual present to observe Grantee's Fiber Acceptance Testing. Within fourteen (14) days after the conclusion of Grantee's Fiber Acceptance Testing of the Grantee Fibers, Grantee shall provide Williams with a copy of the test results. Grantee's exercise or non-exercise of its right to conduct Fiber Acceptance Testing shall not extend or shorten the time periods for Grantee to determine, pursuant to Section 6.3, if the Fibers meet the Acceptance Standards.

         6.3 If, within ten (10) days after receipt by Grantee from Williams of the test results referred to in Section 6.1 or of the results of retesting as set forth below, Grantee reasonably determines that Williams' or Grantee's test results show that the Grantee Fibers do not meet the Acceptance Standards, Grantee shall, within such ten (10) day period, notify Williams of such determination and shall identify in writing the specific data that indicate such failure to meet the Acceptance Standards.

         6.4 Upon receiving notice pursuant to Section 6.3 that the Grantee Fibers do not meet the Acceptance Standards, Williams shall either:

         (a) expeditiously take such action as shall be reasonably necessary with respect to such portion of the Grantee Fibers to cause such portion of the Grantee Fibers to meet the Acceptance Standards and then re-test the Grantee Fibers in accordance with the provisions of this Article; or

         (b) notify Grantee that Williams disputes Grantee's determination that the Grantee Fibers do not meet the Acceptance Standards.

After taking corrective actions and retesting the Grantee Fibers, Williams shall provide Grantee with a copy of the new test results and Grantee shall again have all rights provided in this Article with respect to such new test results. The cycle described above of testing, taking corrective action and retesting shall take place until the Grantee Fibers meet the Acceptance Standards.

         6.5 If Williams provides notice to Grantee pursuant to Subsection 6.4(b), the parties shall agree upon on a mutually acceptable fiber optic testing company and such company shall re-test the Grantee Fibers. If the testing company, after testing the Grantee Fibers, determines that the Grantee Fibers meet the Acceptance Standards, then Grantee shall pay the testing company's charges for performing the testing and the Grantee shall be deemed to have accepted the relevant portion of the Grantee Fibers. If the testing company, after testing the Grantee Fibers, determines that the Grantee Fibers do not meet the Acceptance Standards, then Williams shall pay the testing company's charges for performing the testing and shall perform the corrective action and re-testing set forth in Subsection 6.4(a).

         6.6 If Grantee does not object to the results of any of Williams' Fiber Acceptance Testing or its own Fiber Acceptance Testing by written notice within the time periods specified in Section 6.3, Grantee shall be deemed to have accepted the Grantee Fibers. The date of Grantee's notice accepting the Grantee Fibers or the date of deemed acceptance under this Section for the last Segment to be accepted shall be the "Acceptance Date" of the Grantee Fibers.


                                   ARTICLE VII
                                  SYSTEM ROUTE

         7.1      As of the Acceptance Date Williams represents that:

                  a Williams or the underlying facility owner for any portion of the System shall have obtained all Right-of-way Agreements necessary for the installation and use of the System hereunder; and

                  a Williams shall have obtained by IRU agreement, lease, or otherwise the right to use portions of the System it does not own.

The rights Williams is required to obtain pursuant to Subsections (a) and (b) above are referred to as "Required Rights."

         7.2 Within six (6) months after the Acceptance Date, Williams shall provide Grantee with asbuilt drawings for the System complying with the specifications for asbuilt drawings set forth in Exhibit G.


                                  ARTICLE VIII
                                      TERM

         8.1 The Term of this Agreement shall begin on the Effective Date and shall end on _______________________ (the "Initial Term"). Subject to the conditions set forth below, Grantee may, by written notice, extend the Term for an additional ten (10) year period. Grantee shall provide the written notice at least one year in advance of the date the Term would expire absent such notice.

         8.2. Grantee may not exercise its right to extend the Agreement if, at least six months prior to the date of the proposed extension of the Term, Williams, based on its reasonable opinion, notifies Grantee that Williams has determined that continued operation of the System or Williams' continued performance under this Agreement during such extension would be commercially impracticable because:

                  (a) the terms and conditions of any Required Rights will not permit it to perform its obligations under this Agreement during the extended Term and that it is not commercially practicable to renew such Required Rights permitting such performance during such extended Term;

                  (b) the costs of continued use of Required Rights is in excess of that which is commercially reasonable for the System;

                  (c) operation or maintenance of the System will not be technically practicable during such extended Term; or

                  (d) the Pro-Rata Share of Routine Maintenance Costs exceeds the charges for Routine Maintenance (as adjusted pursuant to Section 9.2) by more than twenty percent (20%).

         8.3. If Williams determines that continued performance under this Agreement during a requested extension would be commercially impracticable, Williams shall (a) assign its rights and obligations under this Agreement to an entity that agrees to the requested extension, (b) offer to convey the Cable to Grantee, (c) offer to convey the Grantee Fibers to Grantee, (d) offer to allow Grantee, alone or together with other entities holding IRUs or ownership interests in the System, to operate and maintain the System at Grantee's or such entities' sole cost, or (e) propose refurbishment of the System if Williams determines in its reasonable opinion that such refurbishment would be cost-effective.

         8.4 If Williams proposes refurbishment of the System, pursuant to Subsection 8.3(e), it shall provide Grantee notice of such proposal at least one hundred twenty (120) days prior to the date the Term would expire absent any extension. The notice shall describe the refurbishment, state whether Williams personnel or a contractor will perform the work, and provide an estimate of the expected Costs thereof. Grantee shall, within thirty (30) days of receiving such notice, notify Williams whether Grantee elects to participate in such refurbishment. If Grantee so elects, the Term shall be extended and Grantee shall reimburse Williams for its Pro-Rata Share of the Costs that are incurred. If Grantee elects to participate in such refurbishment Williams shall provide Grantee with monthly progress reports. Grantee shall pay its Pro-Rata Share of the Costs from time to time within thirty (30) days of receipt of Williams' invoices therefor.

         8.5. Williams shall renew or replace existing Right-of-Way Agreements, IRUs, or other underlying rights to continue to maintain the System in place through at least the Initial Term.

         8.6. No termination of this Agreement shall affect the rights or obligations of any party hereto:

         (a) With respect to any payment hereunder for services rendered prior to the date of termination;

         (b) Pursuant to Articles XII, XIII, XIV, XV, XVI, XIX, XXII, and XXIII entitled Audit Rights; Indemnification; Limitation of Liability; Insurance; Taxes and Governmental Fees; Confidentiality; Arbitration; and Rules of Construction, respectively; or

         (c) Pursuant to other provisions of this Agreement that, by their sense and context, are intended to survive termination of this Agreement.


                                   ARTICLE IX
                OPERATION, MAINTENANCE, AND REPAIR OF THE SYSTEM

         9.1 During the Term of this Agreement, Williams shall perform all required Routine Maintenance and Non-Routine Maintenance. "Non-Routine Maintenance" means maintenance and repair work that Williams is obligated to provide under this Agreement other than:

         (a) The work specifically identified as Routine Maintenance in Exhibit H;

         (b) Work in which the aggregate amount of Costs incurred as a result of any single event or multiple, closely related events is less than or equal to five thousand dollars ($5,000.00); or

         (c) Work for which Grantee is obligated to reimburse Williams for all or a portion of the Costs incurred pursuant to other Articles of this Agreement or a Collocation Agreement.

"Routine Maintenance" means maintenance and repair work that Williams is obligated to provide under this Agreement and that is described in Subsections 9.1(a) or 9.1(b).

         9.2 Grantee shall pay Williams _______________ dollars ($__.00) per Route Mile per month throughout the Term of this Agreement for Routine Maintenance. This amount shall be adjusted once each calendar year on a date selected by Williams to reflect cumulative changes in the U.S. Producer Price Index (Bureau of Labor Statistics "Finished Goods" Series - ID WPUSOP3000) since the Acceptance Date, provided that in no event shall the above amount be less than _________ dollars ($___.00) per Route Mile per month. Grantee shall pay such amounts on or before the first day of each calendar month during the Term. Payments shall be prorated, as necessary, for the first and last months of the Term.

         9.3 At the time Williams provides Grantee a statement of the actual Route Miles pursuant to Section 3.2, it shall provide Grantee a statement of any amount to be paid by Williams to Grantee or by Grantee to Williams to reflect any difference between the Routine Maintenance charges (as computed based on actual Cable Route Miles) and the estimated Routine Maintenance charges. Williams shall pay to Grantee (if the cumulative amounts Grantee paid exceed the estimated Routine Maintenance charges) or Grantee shall pay to Williams (if the cumulative amounts Grantee paid are less than the estimated Routine Maintenance charges) the difference the estimated Routine Maintenance charges and the actual Routine Maintenance charges within ten (10) days of the delivery of such statement.

         9.4 Grantee shall pay its Pro-Rata Share of Williams' Costs of performing Non-Routine Maintenance within thirty (30) days after receipt of Williams' invoice therefor. Notwithstanding the foregoing, Williams shall repair any damage caused by Grantee's negligence or willful misconduct at Grantee's sole expense and at Williams' then-prevailing rates.

         9.5 Williams may subcontract for maintenance, repair, restoration, relocation, or other operational and technical services it is obligated to provide hereunder or may have the underlying facility owner or its contractor perform such obligations.

         9.6 Williams' maintenance and repair obligations under this Agreement shall not include maintenance, repair or replacement of Grantee Equipment.

         9.7 Grantee shall not access any part of the System (other than pursuant to an executed and effective Collocation Agreement) without the prior written consent of Williams, and then only upon the terms and conditions specified by Williams.


                                    ARTICLE X
                                   RELOCATION

         10.1 If, following the Acceptance Date, Williams determines in its reasonable business judgment, or is required by a third party with legal authority to do so, to relocate all or any portion of the System or any of the facilities used or required in providing Grantee with the Grantee IRU, Williams shall provide Grantee sixty (60) days' prior notice of any such relocation, if possible, and shall proceed with such relocation. Williams shall have the right to direct such relocation, including, but not limited to, the right to determine the extent of, the timing of, and methods to be used for such relocation; provided that any such relocation:

         (a) Shall be constructed and tested in accordance with the specifications and requirements set forth in this Agreement and applicable Exhibits;

         (b) Shall not result in a materially adverse change to the operations, performance, Connecting Points with the network of Grantee, or end points of the System; and

         (c) Shall not unreasonably interrupt service on the System.

         10.2 Unless such relocation is necessitated by a breach of Williams' obligations under this Agreement, Grantee shall reimburse Williams for the Costs incurred in the same manner as is set forth for reimbursement of Non-Routine Maintenance Costs in Section 9.4.

         10.3 At Grantee's request, Williams shall deliver to Grantee updated asbuilt drawings with respect to a relocated portion of the System within the later of one-hundred eighty (180) days following the completion of such relocation or thirty (30) days after receipt of Grantee's request.


                                   ARTICLE XI
                                USE OF THE SYSTEM

         11.1 Grantee may use the Grantee Fibers for any lawful purpose. Williams shall have no right to use the Grantee Fibers during the Term except in the event of a Grantee default.

         11.2 Grantee shall promptly notify Williams of any matters pertaining to any damage or impending damage to or loss of System that are known to it and that could reasonably be expected to adversely affect the System.

         11.3 Grantee shall take all reasonable precautions against, and shall assume liability for, subject to the terms of this Agreement, any damage caused by Grantee to the System or to fibers used or owned by Williams or third parties.

         11.4 Grantee shall not use equipment, technologies, or methods of operation that interfere in any way with or adversely affect the System or the use of the System by Williams or third parties or their respective Fibers, equipment, or facilities associated therewith.

         11.5 Grantee shall not cause or permit any part of the System to become subject to any mechanic's lien, materialman's lien, vendor's lien, or any similar lien whether by operation of law or otherwise. If Grantee breaches its obligations under this Section, it shall immediately notify Williams in writing, shall promptly cause such lien to be discharged and released of record without cost to Williams, and shall indemnify Williams against all costs and expenses (including reasonable attorneys' fees and court costs at trial and on appeal) incurred in discharging and releasing such lien.


                                   ARTICLE XII
                                  AUDIT RIGHTS

         12.1 Each party shall keep such books and records (which shall be maintained on a consistent basis and substantially in accordance with generally accepted accounting principles) as shall readily disclose the basis for any charges (except charges fixed in advance by this Agreement or by separate agreement of the parties) or credits, ordinary or extraordinary, billed or due to the other party under this Agreement and shall make them available for examination, audit, and reproduction by the other party and its agents for a period of one (1) year after such charge or credit is billed or due.


                                  ARTICLE XIII
                                 INDEMNIFICATION

         13.1 Each party ("Indemnitor") hereby releases and shall indemnify, defend, protect, and hold harmless the other party, its employees, members, managers, officers, agents, contractors, Facility Owners/Lenders, and Affiliates (collectively and individually, "Claimant"), from and against, and assumes liability for:

         (a) Any injury, death, loss, or damage to any person, tangible property, or facilities of any entity (including reasonable attorneys' fees and costs at trial and appeal), to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of Indemnitor, its officers, employees, servants, Affiliates, agents, contractors, or underlying facility owners or from any entity for whom it is in law responsible, or otherwise resulting from, arising in connection with or relating to its performance (including breach or failure thereto) under this Agreement;

         (b) Any claims, liabilities or damages arising out of any violation by Indemnitor of regulations, rules, statutes, or court orders of any local, state, or federal governmental agency, court, or body in connection with its performance under this Agreement or otherwise; or

         (c) Any liability to a third party arising directly or through one or more intermediate parties, from an action or claim brought by the Indemnitor, to the extent such third party has a right of indemnification, impleader, crossclaim, contribution, or other right of recovery against the Claimant for any indirect, special, or consequential damages of the Indemnitor.

         13.2 Each party's obligation to indemnify, defend, protect, and save the Claimant harmless is a material obligation to the continuing performance of the other party's obligations hereunder. The obligations of this Article shall survive the expiration or earlier termination of this Agreement. The provisions of Article XV shall not be construed as limiting the Indemnitor's obligations pursuant to this Article or other provisions of this Agreement.


                                   ARTICLE XIV
                             LIMITATION OF LIABILITY

         14.1 NEITHER PARTY NOR ANY CLAIMANT (AS DEFINED ABOVE) AFFILIATED WITH OR IN A CONTRACTUAL RELATIONSHIP WITH A PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR

SPECIAL, PUNITIVE, EXEMPLARY, CONSEQUENTIAL, INCIDENTAL OR INDIRECT LOSSES OR DAMAGES AS A RESULT OF THE PERFORMANCE OR NONPERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT, OR ITS ACTS OR OMISSIONS RELATED TO THIS AGREEMENT OR ITS USE OF THE SYSTEM, WHETHER OR NOT ARISING FROM SOLE, JOINT OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR VIOLATION OF LAW.

         14.2 Notwithstanding the provisions of Section 14.1 or any other provision of this Agreement:

         (a) except as set forth in Subsection 14.2(b), the limitations on liability set forth in Section 14.1 shall apply to claims of a party or third party arising from any defect, error, interruption, delay, or attenuation of any telecommunications service, capacity, data, or transmission; and

         (b) liability arising from Grantee's failure to comply with the provisions of Section 14.5 shall not be subject to the limits on liability set forth in Section 14.1.

         14.3 Neither party shall have any recourse of any kind against any Released Party or any assets of a Released Party in respect of any Claim, it being expressly agreed and understood that no liability whatever shall attach to or be incurred by any Released Party in respect of any Claim under or by reason of this Agreement or any other instrument, arrangement or understanding related to the Grantee IRU. Each party waives all such recourse to the extent set forth in this Section on behalf of its successors, assigns, and any entity claiming by, through, or under such party.

         14.4 Except as provided in Subsection 13.1(c) and Section 14.3, nothing contained herein shall operate as a limitation on the right of either Williams or Grantee to bring an action or claim for damages against any third party (other than a Claimant affiliated with or in a contractual relationship with the other party), including indirect, special, or consequential damages, based on any acts or omissions of such third party as such acts or omissions may affect the construction, operation or use of such party's fibers or the System. Each of Williams and Grantee shall assign such rights of claims, execute such documents and do whatever else may be reasonably necessary to enable the other (at such other party's sole expense) to pursue any such action against such third party.

         14.5 Grantee, in any contract or tariff offering of service, capacity, or rights of use that in any of the preceding instances involves use of the System, shall include in such contract or tariff a written limitation of liability that is binding on Grantee's customers and in all material respects at least as restrictive as the limitations set forth in Sections 14.1 and 14.3.

                                   ARTICLE XV
                                    INSURANCE

         15.1 During the term of this Agreement, the parties shall each obtain and maintain not less than the following insurance:

         (a) Commercial General Liability Insurance, including coverage for sudden and accidental pollution legal liability, with a combined single limit of $10,000,000 for bodily injury and property damage per occurrence and in the aggregate.

         (b) Worker's Compensation Insurance in amounts required by applicable law and Employers Liability Insurance with limits not less than $1,000,000 each accident. If work is to be performed in Nevada, North Dakota, Ohio, Washington, Wyoming or West Virginia, the party shall participate in the appropriate state fund(s) to cover all eligible employees and provide a stop gap endorsement.

         (c) Automobile Liability Insurance with a combined single limit of $2,000,000 for bodily injury and property damage per occurrence, to include coverage for all owned, nonowned, and hired vehicles.

The limits set forth above are minimum limits and shall not be construed to limit the liability of either party.

         15.2 Each party shall obtain and maintain the insurance policies required above with companies rated A- or better by Best's Key Rating Guide or with a similar rating by another generally recognized rating agency and the other party, its Affiliates, officers, directors, and employees, and any other party entitled to indemnification hereunder shall be named as additional insureds to the extend of such indemnification. Each party shall provide the other party with an insurance certificate confirming compliance with the insurance requirements of this Article. The insurance certificate shall indicate that the other party shall be notified not less than thirty (30) days prior to any cancellation or material change in coverage.

         15.3 If either party provides any of the foregoing coverages through a claims made policy basis, that party shall cause such policy or policies to be maintained for at least three (3) years beyond the expiration of this Agreement.

         15.4 The parties shall each obtain from the insurance companies providing the coverages required by this Agreement a waiver of all rights of subrogation or recovery in favor of the other party and, as applicable, its members, managers, shareholders, Affiliates, assignees, officers, directors, and employees or any other party entitled to indemnity under this Agreement to the extent of such indemnity.

         15.6 Nothing in this Agreement shall be construed to prevent either party from satisfying its insurance obligations pursuant to this Agreement under a blanket policy or policies of insurance that meet or exceed the requirements of this Article.


                                   ARTICLE XVI
                           TAXES AND GOVERNMENTAL FEES

         16.1 Grantee shall timely report and pay any and all sales, use, income, gross receipts, excise, transfer, ad valorem or other taxes, and any and all franchise fees or similar fees assessed against it due to its ownership of the Grantee IRU, its use of the Grantee Fibers, including the provision of services over the Grantee Fibers, its use of any other part of the System, or its ownership or use of facilities connected to the Grantee Fibers.

         16.2 Subject to Section 16.1 above, Williams shall timely report and pay any and all sales, use, income, gross receipts, excise, transfer, ad valorem or other taxes, and any and all franchise fees or similar fees assessed against it due to its construction, ownership or use of the System, provided that Grantee shall reimburse Williams for its Pro-Rata Share of property taxes (including ad valorem, use, property, or similar taxes, franchise fees, or assessments that are based on the value of property or of a property right) attributable to the System, including taxes based on the value, operation, or existence of the System.

         16.3 If Williams is assessed for any taxes or fees related to Grantee's ownership of the Grantee IRU or Grantee's use of the Grantee Fibers or that Grantee is obligated to pay pursuant to Sections 16.1 or 16.2, Grantee shall reimburse Williams for any payment of such taxes or fees within thirty (30) days of receipt of Williams' invoice.

         16.4 The parties shall cooperate in any contest of any taxes or fees so as to avoid, to the extent reasonably possible, prejudicing the interests of the other party.

         16.5 If Williams determines that it should relocate a portion of the System to bypass a jurisdiction that has imposed or assessed taxes or fees on Williams or the System, Williams shall provide Grantee at least sixty (60) days prior notice of the proposed relocation. After such 60-day period, Williams shall proceed with the relocation as provided in, and Grantee shall bear its Pro-Rata Share of the relocation Costs as set forth in, Article X.

         16.5 If the charges for Required Rights payable to governmental or quasi-governmental agencies or for use of governmental or quasi-governmental rights of way during a calendar year exceed twice the amount payable during the first full calendar after the Acceptance Date, then Grantee shall pay its Pro-Rata Share of such excess within thirty (30) days of receipt of Williams' invoice therefor.


                                  ARTICLE XVII
                            DISCLAIMER OF WARRANTIES

         17.1 EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, WILLIAMS MAKES NO WARRANTY TO GRANTEE OR ANY OTHER ENTITY, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE INSTALLATION, DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS, OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY FIBERS, THE SYSTEM, OR ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED.

         17.2 No Facility Owners/Lenders have made any representation or warranty of any kind, express or implied, to Grantee concerning Williams, the Grantee Fibers, the Cable, or the System or as to any of the matters set forth in Sections 17.1 or 25.1. No Grantee Lenders have made any representation or warranty of any kind, express or implied, to Williams concerning Grantee, the Grantee Fibers, the Cable, or the System or as to any of the matters set forth in Sections 17.1 or 25.1 OR AS TO ANY OTHER MATTER.


                                  ARTICLE XVIII
                                     NOTICE

         18.1 Unless otherwise provided in this Agreement, all notices and communications concerning this Agreement shall be in writing and addressed to the other party as follows:

                  If to Grantee:
                                        ----------------------------
                                        ----------------------------
                                        ----------------------------
                                        ----------------------------

                  with a copy to:       ----------------------------
                                        ----------------------------
                                        ----------------------------
                                        ----------------------------

                  If to Williams:       Williams Communications, Inc.
                                        Attn: ______________________
                                        One Williams Center, Suite ____
                                        Tulsa, Oklahoma 74172
                                        Facsimile No.: (918) 573____

                  with a copy to:       Williams Communications, Inc.
                                        Attn: General Counsel
                                        One Williams Center, Suite 4100
                                        Tulsa, Oklahoma 74172
                                        Facsimile No.: (918) 5733005

or at such other address as may be designated in writing to the other party.

         18.2 Unless otherwise provided herein, notices shall be hand delivered, sent by registered or certified U.S. Mail, postage prepaid, or by commercial overnight delivery service, or transmitted by facsimile, and shall be deemed served or delivered to the addressee or its office when received at the address for notice specified above when hand delivered, upon confirmation of sending when sent by facsimile, on the day after being sent when sent by overnight delivery service, or three (3) days after deposit in the mail when sent by U.S. mail.



                                   ARTICLE XIX
                                 CONFIDENTIALITY

         19.1 If the parties have entered into (or later enter into) a Confidentiality Agreement, the terms of such an agreement shall control and
Section 19.2 shall not apply; however, if any such Confidentiality Agreement expires or is no longer effective at any time during the Term of this Agreement,
Section 19.2 shall be in effect during those periods.

         19.2 In the absence of a separate Confidentiality Agreement between the parties, if either party provides confidential information to the other in writing and identified as such or if in the course of performing under this Agreement a party learns confidential information regarding the facilities or plans of the other, the receiving party shall protect the confidential information from disclosure to third parties with the same degree of care accorded its own confidential and proprietary information; provided, however, that the parties shall each be entitled to provide such confidential information to their respective directors, officers, members, managers, employees, agents, and contractors, consultants ("Representatives"), Affiliates, contractors, financial institutions, underlying facility owners, potential assignees (who are bound by a written agreement restricting use and disclosure of confidential information) and Representatives of Affiliates, in each case whose access is reasonably necessary. Each such recipient of confidential information shall be informed by the party disclosing confidential information of its confidential nature, and shall be directed to treat such information confidentially and shall agree to abide by these provisions. In any event, each party shall be liable (with respect to the other party) for any breach of this provision by any entity to whom that party discloses confidential information. The terms of this Agreement (but not its execution or existence) shall be considered confidential information for purposes of this Article. Notwithstanding any other provision herein, neither Williams nor Grantee shall be required to hold confidential any information that:

         (a)      Becomes publicly available other than through the recipient;

         (b) Is required to be disclosed by a governmental, regulatory authority, or judicial order, rule, or regulation or proceedings with respect to this Agreement or a party's obligations as a publicly held company;

         (c)      Is independently developed by the disclosing party;

         (d) Becomes available to the disclosing party without restriction from a third party; or

         (e) Is required by its lender and is given to such lender on a confidential basis.

These obligations shall survive expiration or termination of this Agreement for a period of two (2) years.

         19.3 Notwithstanding Sections 19.1 and 19.2, confidential information shall not include information disclosed by the receiving party as required by applicable law or regulation; provided, however, that the information disclosed is limited to the existence and general nature of the relationship between Williams and Grantee, including, as required, the scope, approximate revenues, purposes, and expectations related to such relationship and a description of any disputes relating thereto. Notwithstanding the foregoing, this Agreement may be provided to any governmental agency or court of competent jurisdiction to the extent required by applicable law.

         19.4 Neither party shall use the name, trade name, service mark, or trademark of the other in any promotional or advertising material without the prior written consent of the other. The parties shall coordinate and cooperate with each other when making public announcements related to the terms of this Agreement and each party shall have the right to promptly review, comment upon, and approve any publicity materials, press releases, or other public statements by the other party that refer to, or that describe any aspect of, this Agreement.


                                   ARTICLE XX
                                     DEFAULT

         20.1 Except as set forth in Section 20.2, a party shall not be in default under this Agreement unless and until the other party provides it written notice of such default and the first party shall have failed to cure the same within thirty (30) days after receipt of such notice; provided, however, that where such default cannot reasonably be cured within such thirty (30) day period, if the first party shall proceed promptly to cure the same and prosecute such curing with due diligence, the time for curing such default shall be extended for such period of time as may be necessary to complete such curing. Any event of default may be waived at the non-defaulting party's option. Upon the failure of a party to timely cure any such default after notice thereof from the other party and expiration of the above cure periods, then the non-defaulting party may, subject to the terms of Article XXII entitled Arbitration, pursue any legal remedies it may have under applicable law or principles of equity relating to such breach.

         20.2 If Grantee fails to fully pay any required payment of the Contract Price under Article III or any other payment required to be paid under this Agreement when due, Williams may, in addition to any other remedies that it may have under this Agreement or by law, in its sole discretion, terminate this Agreement upon ten (10) days' notice if such payment (together with applicable interest) is not made within such ten (10) day period.

         20.3 If either Williams or Grantee fails to make any payment under this Agreement when due, such amounts shall accrue interest, from the date such payment is due until paid, including accrued interest, at a rate (unless specifically described elsewhere in this Agreement) equal to eighteen percent (18%) per annum or, if lower, the highest percentage allowed by law. No interest charges shall apply to the periods provided for in Sections 3.2 or 9.3 for payments due to adjustments arising from differences between the estimated Route Miles and the actual Route Miles.

         20.4 The deposit to be paid pursuant to Subsection 3.1(a) shall be nonrefundable unless a court or arbitrator orders rescission of this Agreement due to Williams' material breach of its obligations under this Agreement.


                                   ARTICLE XXI
                                  FORCE MAJEURE

         21.1 Neither Williams nor Grantee shall be in default under this Agreement with respect to any delay in its performance (other than a failure to make payments when due) caused by any of the following conditions (each a "Force Majeure Event"): (a) act of God; (b) fire; (c) flood; (d) material shortage or unavailability not resulting from the responsible party's failure to timely place orders or take other necessary actions therefor; (e) government codes, ordinances, laws, rules, regulations, or restrictions; (f) war or civil disorder; or (g) any other cause beyond the reasonable control of such party. The party claiming relief under this Article shall promptly notify the other in writing of the existence of the Force Majeure Event relied on, the expected duration of the Force Majeure Event, and the cessation or termination of the Force Majeure Event. The party claiming relief under this Article shall exercise commercially reasonable efforts to minimize the time for any such delay.

                                  ARTICLE XXII
                                   ARBITRATION

         22.1 Any dispute arising between Williams and Grantee in connection with this Agreement that is not settled to their mutual satisfaction within the applicable notice or cure periods provided in this Agreement, shall be settled by arbitration in Tulsa, Oklahoma, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date that such notice is provided. If Williams and Grantee cannot agree on a single arbitrator within fifteen (15) days after the applicable notice or cure period has expired, Williams and Grantee shall each select an arbitrator within such fifteen (15) day period and the two (2) arbitrators shall select a third arbitrator within ten (10) days. If the parties fail to appoint arbitrators or the arbitrators cannot agree on a third arbitrator, then either party may request that the American Arbitration Association select and appoint a neutral arbitrator who shall act as the sole arbitrator. The parties shall be entitled to submit expert testimony and/or written documentation on such arbitration proceeding. The decision of the arbitrator or arbitrators shall be final and binding upon Williams and Grantee and shall include written findings of law and fact, and judgment may be obtained thereon by either Williams or Grantee in a court of competent jurisdiction. Williams and Grantee shall each bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator or arbitrators, shall be shared equally by Williams and Grantee unless the award otherwise provides. The arbitrator or arbitrators shall be instructed to establish procedures such that a decision can be rendered within sixty (60) days of the appointment of the arbitrator or arbitrators. In no event shall the arbitrator or arbitrators have the power to award any damages described in and limited by Article XIV which Article shall be binding on the arbitrator(s).

         22.2 The obligation to arbitrate shall not be binding upon any party with respect to requests for preliminary injunctions, temporary restraining orders, specific performance, or other procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute.

         22.3 Any arbitrator appointed to act under this Article must agree to be bound to the provisions of Article XIX entitled Confidentiality with respect to the terms of this Agreement and any information obtained during the course of the arbitration proceedings.


                                  ARTICLE XXIII
                              RULES OF CONSTRUCTION

         23.1 The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement or as amplifying or limiting any of its content. Words in this Agreement that import the singular connotation shall be interpreted as plural, and words that import the plural connotation shall be interpreted as singular, as the identity of the parties or objects referred to may require. References to "person" or "entity" each include natural persons and legal entities, including but not limited to, corporations, limited liability companies, partnerships, sole proprietorships, business divisions, unincorporated associations, governmental entities, and any entities entitled to bring an action in, or that are subject to suit in an action before, any state or federal court of the United States.

         23.2 Unless expressly defined herein, words having wellknown technical or trade meanings shall be so construed.

         23.3 Except as set forth to the contrary herein, any right or remedy of Williams or Grantee shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not.

         23.4 Nothing in this Agreement is intended to provide any legal rights to anyone not an executing party of this Agreement except under the indemnification and insurance provisions and except that (i) the Released Parties shall have the benefit of Sections 14.3, 24.1, and 28.2 and (ii) the Facility Owners/Lenders shall be entitled to rely on and have the benefit of Sections 17.2 and 28.2.

         23.5 This Agreement has been fully negotiated between and jointly drafted by Williams and Grantee.

         23.6 In the event of a conflict between the provisions of this Agreement and those of any Exhibit, the provisions of this Agreement shall prevail and such Exhibits shall be corrected accordingly.

         23.7 Except as otherwise set forth herein, for the purpose of this Agreement the normal standards of performance within the telecommunications industry in the relevant market shall be the measure of whether a party's performance is reasonable and timely.

         23.8 Except as the context otherwise indicates, all references to Exhibits, Articles, Sections, Subsections, Clauses, and Paragraphs refer to provisions of this Agreement.

         23.9 The failure of either Williams or Grantee to enforce any of the provisions of this Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall nevertheless be and remain in full force and effect.

         23.10 This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Oklahoma without reference to its choice of law principles.

         23.11 If any term, covenant or condition in this Agreement shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.


                                  ARTICLE XXIV
                                   ASSIGNMENT

         24.1 An assignment (or other transfer) of this Agreement or a party's rights or obligations hereunder to any other party shall not be effective without (i) the prior written consent of the non-assigning party and (ii) the written agreement of the assignee to be bound by the indemnification provisions and limitations on liability and recourse set forth in this Agreement (including those benefiting the Released Parties).

         24.2 Except as set forth in Section 24.4, the non-assigning party may withhold consent to an assignment in its sole discretion, if the assignment:

         (a) is made by Grantee within one (1) year of the Effective Date, other than as part of a sale of substantially all of Grantee's assets; or

         (b) is an assignment of less than all of a party's rights or obligations hereunder.

         24.3 Except to the extent Section 24.2 provides the non-assigning party the right to withhold its consent in its sole discretion and except as set forth in Section 24.5, the non-assigning party shall not unreasonably withhold its consent to an assignment if neither the assigning party nor the proposed assignee is in material default under this Agreement or any other agreement with the non-assigning party.

         24.4     The provisions of Section 24.2 notwithstanding:

         (a) Williams may assign some or all of its rights and obligations hereunder to State Street Bank and Trust Company of Connecticut, National Association, in connection with a financing by Williams of construction of its fiber optic network; in addition, Street Bank and Trust Company of Connecticut, National Association, may further assign this Agreement as collateral for such financing. If Williams makes an assignment pursuant to this Subsection 24.4(a), Williams (or its assignee pursuant to an assignment made under the other provisions of this Article
                  XXIV) shall guarantee performance of the assignee's obligations.

         (b) Williams may assign all of its rights and obligations to the underlying facilities owner or operator with respect to portion(s) of the Route between two points of presence on the System with the prior written consent of Grantee, which consent shall not be unreasonably withheld if neither Williams nor the proposed assignee is in material default under this Agreement or any other agreement with the Grantee.

         24.5 For a period of two (2) years after the Effective Date, Grantee shall not convey any interest in the rights granted herein except by means of the provision of capacity or a permitted assignment of this Agreement. "Capacity" does not include IRU grants, sales, leases, assignments, or other grants of rights in the form of "windows" or wavelengths in fiber strands, use of optronic systems, "dark" fiber, "dim" fiber, or "lit" fiber. After such two
(2) year period, Grantee may convey such an interest provided that Grantee shall serve as the sole point of contact with Williams and no party receiving such interest shall have any contract rights against or be in privity of contract with Williams as a result of such conveyance.

         24.6 This Agreement and the rights and obligations under this Agreement (including, without limitation, the limitations on liability and recourse set forth in this Agreement benefiting the other party and the Released Parties) shall be binding upon and shall inure to the benefit of Williams and Grantee and their respective permitted successors and assigns.

         24.7 Neither the provisions of this Article nor any other provisions of this Agreement shall limit the ability of any Facility Owners/Lenders or of any Released Parties to assign their rights under this Agreement and such Facility Owners/Lenders and Released Parties may assign their rights hereunder at any time and from time to time without the consent of, notice to, or any other action by any other entity. The provisions of this Agreement benefiting the Facility Owners/Lenders and Released Parties shall inure to the benefit of such entities and their respective Affiliates, successors, and assigns.



                                   ARTICLE XXV
                         REPRESENTATIONS AND WARRANTIES

         25.1 In addition to any other representations and warranties contained in this Agreement, each party hereto represents and warrants to the other that:

         (a) It has the full right and authority to enter into, execute, deliver, and perform its obligations under this Agreement;

         (b) It has taken all requisite corporate action to approve the execution, delivery, and performance of this Agreement;

         (c) This Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms; and

         (d) Its execution of and performance under this Agreement shall not violate any applicable existing regulations, rules, statutes, or court orders of any local, state, or federal government agency, court, or body.

                                  ARTICLE XXVI
                           RELATIONSHIP OF THE PARTIES

         26.1 The relationship between Williams and Grantee shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including, but not limited to federal income tax purposes. Williams and Grantee, in performing any of their obligations hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk.


                                  ARTICLE XXVII
                        PROHIBITION ON IMPROPER PAYMENTS

         27.1 Neither party shall use any funds received under this Agreement for illegal or otherwise "improper" purposes. Neither party shall pay any commission, fees or rebates to any employee of the other party, or favor any employee of such other party with gifts or entertainment of significant cost or value. If either party has reasonable cause to believe that one of the provisions in this Article has been violated, it, or its representative, may audit the books and records of the other party for the sole purpose of establishing compliance with such provisions.


                                 ARTICLE XXVIII
                     ENTIRE AGREEMENT; AMENDMENT; EXECUTION

         28.1 Except as set forth in Article XIX, this Agreement constitutes the entire and final agreement and understanding between Williams and Grantee with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof, which are of no further force or effect. The Exhibits referred to herein are integral parts hereof and are made a part of this Agreement by reference.

         28.2 This Agreement may only be amended, modified, or supplemented by an instrument in writing executed by duly authorized representatives of Williams and Grantee. No such amendment, modification, or supplement shall result in any modification of (i) any indemnity benefiting any Facility Owners/Lenders or their respective Affiliates or (ii) any limitation of liability or recourse benefiting any Released Parties that is adverse to such Released Parties.

         28.3 This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

         28.4 This Agreement may be duly executed and delivered by a party by execution and facsimile delivery of the signature page of a counterpart to the other party, provided that, if delivery is made by facsimile, the executing party shall promptly deliver a complete counterpart that it has executed to the other party.

         IN WITNESS WHEREOF and in confirmation of their consent to the terms and conditions contained in this Agreement and intending to be legally bound hereby, Williams and Grantee have executed this Agreement as of the dates set forth below.


                                        ---------------------------------------


Date:                                   By:
     -------------------                   ------------------------------------

                                        Print Name:
                                                   ----------------------------

                                        Title:
                                              ---------------------------------



                                        WILLIAMS COMMUNICATIONS, INC.


Date:                                   By:
     -------------------                   ------------------------------------

                                        Print Name:
                                                   ----------------------------

                                        Title:
                                              ---------------------------------

                                SCHEDULE 11.02(b)

                        Supplemental Mortgage Provisions

                                     FLORIDA

1.   Property Description: The Property located in Florida which is subject to
Section 11.01 of this Lease is:

          All of the Property purchased pursuant to the MediaOne Agreement.

2. Supplemental Rights: With respect to the Property described in Item 1 above, the Lessor shall have the right, if an Event of Default shall have occurred:

          (i) to exercise any and all remedies described in the Participation Agreement or the other Operative Documents.

          (ii) to declare the entire unpaid balance of the Notes and all other obligations of Lessee secured hereby immediately due and payable without further notice.

          (iii) to the extent permitted by law, to take immediate possession of the Property or any part thereof (which Lessee agrees to surrender to Lessor) and manage, control or lease same to such person or persons and exercise all other rights granted pursuant to the Lease. The taking of possession under this paragraph shall not prevent concurrent or later proceedings for the foreclosure sale of the Property as provided elsewhere herein.

          (iv) to apply, on ex parte motion to any court of competent jurisdiction, for the appointment of a receiver and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Property as security for the amount of the Loan, or the solvency or insolvency of any person then liable for the payment of the amount of the Loan. In addition to the rights of protection afforded to Lessor by Section 697.07, Florida Statutes (1997), as amended (and not as an election of remedies), Lessor shall be entitled, as a matter of strict right and without regard to the value or occupancy of any security for the obligations secured hereby, to have a receiver appointed by a court without notice to Lessee, to enter upon and take possession of the Property, collect the rents therefrom and thereof and apply the same as the court may direct, such receiver to have all the rights and powers permitted under the laws of Florida. The expenses, including receiver's fees, reasonable attorneys' fees (including any incurred in appeals), costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured hereby. The right to enter and take possession of the Property, to manage and operate the same, to collect the rents therefrom and thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof Lessor shall be liable to account only for such rents actually received by Lessor, whether received pursuant to this paragraph or otherwise. The Lessee hereby specifically waives the right to object to the appointment of a receiver as aforesaid and hereby consents that such appointment shall be made as an admitted equity and as a matter of absolute right to the Lessor and that the same may be done without notice to the Lessee or any other defendant to such suit.

          (v) to foreclose on the mortgage granted hereby and in case of sale in an action or proceeding to foreclose and Lessor shall have the right to sell the Property in parts or as an entirety. It is intended hereby to give to Lessor the widest possible discretion permitted by law with respect to all aspects of any such sale or sales.

          (vi) to exercise all other remedies available, whether at law or equity, in such order as Lessor may elect. It shall also not be necessary that Lessor pay any impositions, premiums or other charges regarding which Lessee is in default before Lessor may invoke its rights hereunder. All such other rights and remedies available to Lessor hereunder shall be cumulative and may be pursued concurrently or successively. The failure or omission on the part of Lessor to exercise the option for acceleration of maturity and/or foreclosure or to timely exercise any other option, right, or remedy conferred upon the Lessor herein, or the acceptance by Lessor of partial payments hereunder, shall not constitute a waiver of any default or the right to exercise any such option, but such option shall remain continuously in force. Acceleration of maturity, once claimed hereunder by Lessor, at the option of Lessor, may be rescinded by written acknowledgment to that effect by Lessor, but the tender and acceptance of partial payments alone shall not, in any way, effect or rescind such acceleration of maturity. The obtaining of a judgment or decree on the amount of the Loan, whether in the State of Florida or elsewhere, shall not in any way affect the lien created hereby upon the Property, and any judgment or decree so obtained shall be secured hereby to the same extent as the Loan is now secured.

3. Limitation of Rights: With respect to the Property described in item 1 above, the following provisions shall apply:

     "Notwithstanding anything to the contrary contained in this Lease, Lessee and Lessor have agreed that the portion of the Property located in the State of Florida secures only a portion of the amount of the Loan in the maximum amount of $38,000,000, and that the value of the Property located in Florida is $38,000,000. Therefore, irrespective of anything contained in this Lease to the contrary, in the event of foreclosure and sale of that portion of the Property located in the State of Florida, the maximum recovery of Lessor in the event of a sale of that portion of the Property located in the State of Florida to any purchaser other than Lessor, and the maximum credit allowed toward the payment of the amount of the Loan in bidding upon the portion of the Property located in the State of Florida at a foreclosure sale, shall be $38,000,000, plus such amounts as interest, costs, attorneys' fees and other monies advanced for insurance premiums, taxes and preservation of that portion of the Property located in the State of Florida."

                                SCHEDULE 11.03(c)

                        Supplemental Security Provisions

                                     FLORIDA

1.   Property Description: The Property located in Florida which is subject to
Section 11.03 of this Lease is:

          All of the Property purchased pursuant to the MediaOne Agreement.

2. Supplemental Provisions: With respect to the Property described in Item 1 above:

     (a) The Lessee covenants and agrees with the Lessor that from and after the date of this Lease and until the repayment in full of the Loan:

          (i) At any time and from time to time, upon the written request of the Lessor and at the sole expense of the Lessee, the Lessee shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Lessor may reasonably deem desirable to obtain the full benefits of this agreement and of the rights and powers herein granted, including (A) filing any financing or continuation statements under the Uniform Commercial Code with respect to the liens and security interests granted hereunder or under any other Loan Document, (B) transferring the Collateral to Lender's possession (if such Collateral consists of documents, instruments or chattel paper or if a security interest in such Collateral can be perfected only by possession) and (C) to obtain waivers of liens from landlords and mortgagees. The Lessee also hereby authorizes the Lessor to file any such financing or continuation statement without the signature of the Lessee to the extent permitted by applicable law. The filing of a copy of this Lease (or a memorandum hereof) shall be deemed to constitute the filing of a financing statement to perfect the security interest in the Collateral and to secure the payment of all amounts due from time to time from the Lessee to the Lessor under this Lease and the other Operative Documents.

          (ii) The Lessee shall not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the Uniform Commercial Code or any other then applicable provision of the Uniform Commercial Code unless the Lessee shall have given the Lessor at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Lessor to amend such financing statement or continuation statement so that it is not seriously misleading.

     (b)  (i)   The Lessee hereby irrevocably constitutes and appoints the
     Lessor and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Lessee and in the name of the Lessee or in its own name, from time to time in the Lessor's discretion, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this agreement and, without limiting the generality of the foregoing, hereby grants to the Lessor the power and right, on behalf of the Lessee, without notice to or assent by the Lessee, and at any time, to do the following:

          (A) in the name of the Lessee, in its own name or otherwise, take possession of, endorse and receive payment of any checks, drafts, notes, acceptances, or other instruments for the payment of monies due under any of the Collateral;

          (B) continue any insurance existing pursuant to the terms of this agreement or any of the other Operative Documents, and pay all or any part of the premiums therefor and the costs thereof; and

          (C) receive payment of any and all monies, claims, and other amounts due or to become due at any time arising out of or in respect of any Collateral.

          (ii) The Lessee hereby irrevocably constitutes and appoints the Lessor and any authorized employee, officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Lessee and in the name of the Lessee or in its own name, from time to time in the Lessor's discretion, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this agreement and, without limiting the generality of the foregoing, hereby grants to the Lessor the power and right, on behalf of the Lessee, without notice to or assent by the Lessee, upon the occurrence and during the continuation of an Event of Default, to do the following:

          (A) ask, demand, collect, receive and give acquittances and receipts for any and all money due or to become due under any of the Collateral;

          (B) pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

          (C) effect any repairs or obtain any insurance called for by the terms of this agreement or any of the other Operative Documents and pay all or any part of the premiums therefor and costs thereof;

          (D) direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to the Lessor or as the Lessor shall direct;

          (E) settle, compromise or adjust any suit, action, or proceeding and, in connection therewith, give such discharges or releases as the Lessor may deem appropriate;

          (F) file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lessor for the purpose of collecting any and all such monies due under any of the Collateral whenever payable;

          (G) commence and prosecute any suits, actions or proceedings of law or equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any of the Collateral;

          (H) defend any suit, action or proceeding brought against the Lessee with respect to any of the Collateral if the Lessee does not defend such suit, action or proceeding or if the Lessor believes that the Lessee is not pursuing such defense in a manner that will maximize the recovery with respect to such Collateral; and

          (I) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though the Lessor were the absolute owner thereof for all purposes, and to do, at the Lessor's option and the Lessee's expense, at any time, or from time to time, all acts and things which the Lessor reasonably deems necessary to perfect, preserve, or realize upon the Collateral and the Lessor's security interest therein in order to effect the intent of this agreement, all as fully and effectively as the Lessee might do.

          (iii) The Lessee hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The foregoing power of attorney is a power coupled with an interest and shall be irrevocable until the repayment in full of the Loan.

          (iv) The powers conferred on the Lessor hereunder are solely to protect the Lessor's security interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lessor shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and none of its officers, directors, employees, agents or representatives shall be responsible to the Lessee for any act or failure to act, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (v) The Lessee also authorizes the Lessor, at any time and from time to time, to (i) communicate in its own name with any party to any contract with regard to the assignment of the right, title and interest of the Lessee in and under such contracts and other matters relating thereto and
     (ii) execute, in connection with the exercise of its remedies provided for herein, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     (c) (i) If any Event of Default shall occur and be continuing, the Lessor may exercise in addition to all other rights and remedies granted to it under this agreement, the other Operative Documents and under any other instrument or agreement securing, evidencing or relating to the Loan, all rights and remedies of a secured party under the Uniform Commercial Code as in effect at such time in the State of New York (the "Uniform Commercial Code"). Without limiting the generality of the foregoing, the Lessee expressly agrees that in any such event the Lessor without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Lessee or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Uniform Commercial Code and other applicable law), may forthwith enter upon the premises of the Lessee where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving the Lessee notice and opportunity for a hearing on the Lessor's claim or action, and without paying rent to the Lessee, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lessor shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase for its benefit the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Lessee hereby releases. Such sales may be adjourned or continued from time to time with or without notice. The Lessor shall have the right to conduct such sales on the Lessee's premises or elsewhere and shall have the right to use the Lessee's premises without charge for such sales for such time or times as the Lessor deems necessary or advisable.

     (ii) The Lessee further agrees, at the Lessor's request, to assemble the Collateral and make it available to the Lessor at places which the Lessor shall reasonably select, whether at the Lessee's premises or elsewhere. Until the Lessor is able to effect a sale, lease, or other disposition of the Collateral, the Lessor shall have the right to use or operate the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Lessor. The Lessor shall have no obligation to the Lessee to maintain or preserve the rights of the Lessee as against third parties with respect to the Collateral while the Collateral is in the possession of the Lessor. The Lessor may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Lessor's remedies with respect to such appointment without prior notice or hearing. The Lessor shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in subsection (d) (iv) hereof, the Lessee remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Lessor of any other amount required by any provision of law, including section 9-504(l)(c) of the Uniform Commercial Code (but only after the Lessor has received what the Lessor considers reasonable proof of a subordinate party's security interest), need the Lessor account for the surplus, if any, to the Lessee. To the maximum extent permitted by applicable law, the Lessee waives all claims, damages, and demands against the Lessor arising out of the repossession, retention or sale of the Collateral except such which may arise out of the gross negligence or willful misconduct of such party. The Lessee agrees that ten (10) days' prior notice by the Lessor of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. The Lessee shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Lessor is entitled, the Lessee also being liable for any reasonable outside attorneys' fees incurred by the Lessor to collect such deficiency.

     (iii) The Lessee agrees to pay any and all costs of the Lessor, including, without limitation, reasonable outside attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

     (iv) Except as otherwise specifically provided herein, the Lessee hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this agreement or any of the Collateral.

     (v) The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by the Lessor upon receipt, in the following order of priorities:

         First, the payment in full of reasonable expenses of the Lessor in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by the Lessor in connection therewith, including reasonable outside attorney's fees;

         Second, to the payment of accrued but unpaid interest on the Loan;

         Third, to the payment of unpaid principal of the Loan;

         Fourth, to the payment of all other obligations secured hereby until all such other obligations shall have been paid in full; and

         Finally, to payment to the Lessee, or its successors or assigns, to any other party lawfully entitled thereto, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

(d) The Lessor shall use reasonable care with respect to the Collateral in its possession or under its control. The Lessor shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Lessor, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of the Lessee, the Lessor shall account for any monies received by the Lessor in respect of any foreclosure on or disposition of the Collateral.

(e) The Lessor shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Lessor and then only to the extent therein set forth. A waiver by the Lessor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lessor would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lessor, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Lessor and the Lessee.

3. Limitation of Rights: With respect to the Property described in item 1 above, the following provisions shall apply:

     "Notwithstanding anything to the contrary contained in this Lease, Lessee and Lessor have agreed that the portion of the Property located in the State of Florida secures only a portion of the amount of the Loan in the maximum amount of

$38,000,000, and that the value of the Property located in Florida is $38,000,000. Therefore, irrespective of anything contained in this Lease to the contrary, in the event of foreclosure and sale of that portion of the Property located in the State of Florida, the maximum recovery of Lessor in the event of a sale of that portion of the Property located in the State of Florida to any purchaser other than Lessor, and the maximum credit allowed toward the payment of the amount of the Loan in bidding upon the portion of the Property located in the State of Florida at a foreclosure sale, shall be $38,000,000, plus such amounts as interest, costs, attorneys' fees and other monies advanced for insurance premiums, taxes and preservation of that portion of the Property located in the State of Florida."

                                 SCHEDULE 12.15

                 Acquisition Cost, Original Capitalized Cost and
                  Adjusted Capitalized Cost of Certain Property
                             Subject to Prior Lease


1. Acquisition Cost (May 6, 1998):                               $25,772,580.41

2. Original Capitalized Cost.

     a. Series A Portion                                         $21,903,570.55

     b. Series B Portion                                           2,953,647.37

     c. Series C Portion                                             915,362.49
                                                                 --------------
     d. Total Original Capitalized
         Cost (Sept. 2, 1998)                                    $25,772,580.41
                                                                 ==============

3. Adjusted Capitalized Cost.

     a. Series A Portion                                         $21,929,857.84

     b. Series B Portion                                           2,957,249.53

     c. Series C Portion                                             916,916.35
                                                                 --------------
     d. Total Adjusted Capitalized
         Cost (Sept. 2, 1998)                                    $25,804,023.72
                                                                 ==============

                                   EXHIBIT A

                       Form of Certificate of Acceptance


         CERTIFICATE OF ACCEPTANCE, dated September 2, 1998, by Williams Communications, Inc., a Delaware corporation (the "Lessee"). All capitalized terms used herein, unless defined herein, shall have the respective meanings set forth in the Amended and Restated Lease, dated as of September 2, 1998 (the "Lease"), among the Lessee and State Street Bank and Trust Company of Connecticut, National Association, as Trustee (the "Lessor").

                             W I T N E S S E T H :

         WHEREAS, the Lessor and the Lessee are parties to the Lease which provides for, inter alia, the execution and delivery of a Certificate of Acceptance for the purpose of acknowledging acceptance of specific Items of Property under the Lease and acknowledging the leasing of such Items of Property under the Lease in accordance with the terms thereof.

         NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

         1. The Lessor and the Lessee hereby acknowledge and confirm that the Lessee leases from the Lessor under the Lease the Items of Property specified in
Schedule I hereto.

         2. The Lessee hereby confirms to the Lessor that the Lessee has accepted such Items of Property for all purposes of the Lease as being in good working order and repair and without defect or inherent vice in condition, design, operation or fitness for use, and otherwise in full compliance with the Lease; provided, however, that nothing contained herein or in the Lease shall in any way diminish or otherwise affect any right the Lessee may have with respect to such Property against any third party (other than the Lessor Group).

         3. The Lessee hereby confirms to the Lessor that:

         (a) Such items of Property do not constitute Regulated Property.

         (b) Schedule 2.02(b) of the Lease is hereby amended and supplemented by adding thereto the Supplemental Use Restrictions annexed as
             Schedule II to this Certificate of Acceptance.

         IN WITNESS WHEREOF, the Lessee has caused this Certificate of Acceptance to be duly executed on the day and year first above written.

                                              WILLIAMS COMMUNICATIONS, INC.

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


ACCEPTED:

STATE STREET BANK AND TRUST
COMPANY OF CONNECTICUT,
NATIONAL ASSOCIATION,
  not in its individual
  capacity, but solely as
  Trustee

By:
   ---------------------------
   Name:
   Title:

                  Schedule I to the Certificate of Acceptance

Description                           Cost of Property         Appraisal Value
of Property          Quantity            (per unit)              (if any)(l)
-----------          --------         ----------------         ---------------



----------
(1) Appraised Value as determined by the Appraiser.

1                 Schedule II to the Certificate of Acceptance

2                         Supplemental Use Restrictions

                                   EXHIBIT B

                            Fiber Testing Standards

1. General. This exhibit defines the standard procedures for testing and acceptance of the fiber and splices. In general, the Lessee (or its designee), will perform all tests. The tests should follow standard industry requirements and criteria. The Lessee will provide all test data to the Lessor upon request.

2. Initial Construction Testing

   A. During initial construction, the Lessee (or its designee) shall use an optical time domain reflectometer ("OTDR") to test splices and shall use an OTDR and a 1-km launch reel to test pigtail connectors. Such initial construction tests shall be uni-directional and performed at 1550 nm.

   B. If the loss value of two connectors and the associated pigtail splice exceeds 1 dB, the Lessee (or its designee) shall break the splice and re-splice until the loss value is 1.0 dB or less. If the Lessee (or its designee) is unable to achieve a loss value of 1.0 dB or less after five total splicing attempts, the splice shall be marked as Out-of-Spec (OOS).

   C. If the loss value for a splice, when measured in one direction with an OTDR, exceeds 0.15 dB, the Lessee (or its designee) shall break the splice and re-splice until the loss value is 0.15 dB or less, provided that, if the Lessee (or its designee) is not able to achieve a loss value of 0.15 dB after three total splicing attempts, then the maximum loss value shall be 0.3 dB. If, after two additional resplicing attempts, the Lessee (or its designee) is not able to achieve a loss value of 0.3 dB or less, then the Lessee (or its designee) shall mark the splice as Out-of-Spec (OOS).

3. End-to-End Testing

   A. After the Lessee (or its designee) has established end-to-end connectivity on the fibers during initial construction, it shall:

o  perform bi-directional end-to-end tests,

o test continuity to confirm that no fibers have been "frogged" or crossed in any of the splice points,

o  record loss measurements using a light source and a power meter, and
o  take OTDR traces and record splice loss measurements.

   B. The Lessee (or its designee) shall perform the bi-directional end-to-end tests and OTDR traces at both 1310 nm and 1550 nm. The Lessee (or its designee) shall measure and verify losses for each splice point in both directions and average the loss values. The Lessee (or its designee) shall mark any splice points as Out-of-Spec (OOS) that have an average loss value, based on bi-directional OTDR testing, in excess of 0.3 dB.

4. Post-Construction Testing

   After performing permanent resplicing (in conjunction with repair of a cable cut, replacement of a segment of cable, or other work after initial installation and splicing of the cable), the test procedures set forth section 2 (End-to-End Testing), shall apply to the relevant fibers and cable segments. The provisions in sections 4 (OTDR Equipment and Settings) and 5 (Acceptance Test Deliverables), that are relevant to such testing shall also apply.

5. Out-of-Spec Splices

   Out-of-Spec splices shall be noted, but shall not preclude acceptance of a fiber if the Out-of-Spec condition does not affect transmission capability (based on use of then-prevailing telecommunications industry standards applicable to equipment generally used with the relevant type of fiber) or create a significant possibility of an outage.

6. OTDR Equipment and Settings

   A. The Lessee (or its designee) shall use OTDR equipment and settings that are, in its reasonable opinion, suitable for performing accurate measurements of the fiber installed. Such equipment and settings shall include, without limitation, the equipment and settings described below.

   B. The Lessee (or its designee) has approved the following OTDRs and settings for acceptance testing: the Laser Precision TD3000 and CMA4000 models and compatible models.

   C. The Lessee (or its designee) has approved the following settings for various OTDR tests:

i. Index of refraction settings:

                                          1310 nm                    1550 nm
                                          -------                    -------
Lucent Truwave                            1.4738                     1.4732

Corning SMF-28                            1.4675                     1.4681

Corning SMF-LS                             1.471                      1.470

Corning LEAF                               1.470                      1.469

Sumitomo fiber                            1.4670                     1.4670

ii. Tests of a pigtail connector and its associated splice:

        TD3000                CMA4000
    --------------        ---------------
    4 km Range            4 km Range

    50 ns Pulse           50 ns Pulse

    1 m Resolution        1 m Resolution


    Medium                Medium
    Averaging             Averaging

iii. End to End Segment OTDR Testing:

        TD3000                CMA4000
    --------------        ---------------
    64 km Range            100 km Range

    500 ns Pulse           250 ns Pulse

    4 m Resolution         4 m Resolution

    Medium                 Medium
    Averaging              Averaging


         Note: If the end points are more than 64 kilometers apart, the Lessee (or its designee) currently uses TD3000 set at 128 km range setting and performs bi-directional testing only at 1550 nm.

7. Acceptance Test Deliverables

   The Lessee (or its designee) shall provide data sheets or computer media containing the following information for the relevant fibers and cable segments:

   A. Verification of end-to-end fiber continuity with power level readings for each fiber taken with a light source and power meter.

   B. Verification of loss at each splice point to be below 0.3 dB as well as the final bi-directional OTDR test data, with distances.

   C. Cable manufacturer, cable type (buffer/ribbon), fiber type, cable reel number, number of fibers, number of fibers per tube, and distance of each section of cable between splice points.